PROSPECTUS

                February 1, 2008


                TAX-EXEMPT CALIFORNIA MONEY MARKET FUND

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

CONTENTS

  3      The Fund's Main Investment
         Strategy

  6      The Main Risks of Investing in
         the Fund

  9      The Fund's Performance
         History

 10      How Much Investors Pay

 11      Other Policies and Risks

 12      Who Manages and Oversees
         the Fund

 14      Financial Highlights

HOW TO INVEST IN THE FUND

 16      Policies You Should Know
         About

 27      Understanding Distributions
         and Taxes

 29      Appendix

--------------------------------------------------------------------------------
                                           ticker symbol        TXCXX
                                             fund number        025

TAX-EXEMPT CALIFORNIA MONEY MARKET FUND
--------------------------------------------------------------------------------


            THE FUND'S MAIN INVESTMENT STRATEGY

            The fund seeks maximum current income that is exempt from federal and State of California income taxes to the extent consistent with stability of capital.

            To pursue its goal, the fund normally invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in municipal securities and other securities whose income is free from California and federal income tax and from the federal alternative minimum tax (AMT).

            This fund is designed for investors in a moderate to high tax bracket who are interested in federal tax-free income along with the liquidity and stability that a money fund is designed to offer.


            While the fund's Advisor gives priority to earning income and maintaining the value of the fund's principal at $1.00 per share, all money market instruments, including US government obligations, can change in value when interest rates change or an issuer's creditworthiness changes.

            The fund maintains a dollar-weighted average maturity of 90 days or less. The fund is managed in accordance with Rule
            2a-7 under the Investment Company Act of 1940, as amended.

            The fund follows policies designed to maintain a stable share price:

            - Fund securities are valued in US dollars and have remaining maturities of 397 days (about 13 months) or less at the time of purchase. The fund may also invest in securities that have features that have the effect of reducing their maturities to 397 days or less at the time of purchase

            - The fund buys short-term municipal obligations that at the time of purchase:

               - have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);


                                    Tax-Exempt California Money Market Fund  | 3

               - have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

               - are unrated, but are determined to be of comparable quality to one of the two highest short-term ratings by the Advisor; or

               - have no short-term rating, but are rated in one of the top two highest long-term rating categories, and are determined to be of comparable quality by the Advisor.


            Principal investments

            The fund primarily invests in the following types of investments:

            - Municipal trust receipts ("MTRs"). MTRs are sometimes called municipal asset-backed securities, synthetic short-term derivatives, floating rate trust certificates, or municipal securities trust receipts. MTRs are typically structured by a bank, broker-dealer or other financial institution by depositing municipal securities into a trust or partnership coupled with a conditional right to sell, or put, the holder's interest in the underlying securities at par plus accrued interest to a financial institution. MTRs may be issued as fixed or variable rate instruments. These trusts are organized so that the purchaser of the MTR is considered to be investing in the underlying municipal securities. This structure is intended to allow the tax-exempt status of interest generated by the underlying asset to pass through to the purchaser. The fund may invest up to 50% of its net assets in MTRs. An additional 10% of the fund's net assets may be invested in MTRs on a temporary basis at the Advisor's discretion to manage inflows into the fund.

            - General obligation notes and bonds, which an issuer backs with its full faith and credit. That means the government entity will repay the bond out of its general tax revenues.

            - Revenue notes and bonds, which are payable from specific revenue sources. These are often tied to the public works projects the bonds are financing, but are not generally backed by the issuer's taxing power.

            - Tax-exempt commercial paper, which is tax-exempt debt of borrowers that typically matures in 270 days or less.

4 | Tax-Exempt California Money Market Fund

            - Short-term municipal notes, such as tax anticipation notes, that are issued in anticipation of the receipt of tax revenues.

            - Municipal obligations backed by letters of credit (a document issued by a bank guaranteeing the issuer's payments for a stated amount), general bank guarantees or municipal bond insurance.

            - Floating rate bonds, whose interest rates vary with changes in specified market rates or indices. The fund may invest in high quality floating rate bonds with maturities of one year or more if it has the right to sell them back at their face value within 397 days of purchase.

            - Private activity bonds, which are revenue bonds that finance non-governmental activities, such as private industry construction and industrial development bonds. Note that the interest on these bonds may be subject to local, state and Federal income taxes, including the alternative minimum tax.

            Working in consultation with the portfolio managers, a credit team screens potential securities and develops a list of those that the fund may buy. The portfolio managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The portfolio managers may adjust the fund's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.


                                    Tax-Exempt California Money Market Fund  | 5

            THE MAIN RISKS OF INVESTING IN THE FUND

            There are several risk factors that could reduce the yield you get from the fund or cause the fund's performance to trail that of other investments.

            INTEREST RATE RISK. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the fund limits the dollar-weighted average maturity of the securities held by the fund to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term investments. Income earned on floating or variable rate securities may vary as interest rates decrease or increase.

            CREDIT RISK. A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt; the lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the fund only buys high quality securities with minimal credit risk. Also, the fund only buys securities with remaining maturities of 397 days (about 13 months) or less. This reduces the risk that the issuer's creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation.

            FOCUSED INVESTING RISK. The fact that the fund focuses on investments from the state of California increases risk, because factors affecting the state, such as economic or fiscal problems, could affect a large portion of the fund's securities in a similar manner. For example, California residents' high sensitivity to taxes could make it hard to raise taxes in order to meet obligations or the state's economy could be hurt by natural disasters. States that face severe fiscal difficulties due to an economic downturn could experience increased expenditures on domestic security and reduced monetary support from the federal government. Over time, these issues may impair the state's ability to repay its obligations.


6 | Tax-Exempt California Money Market Fund

            As of December 27, 2007, the S&P rating of California's general obligation bonds was "A+," Moody's rating was "A1" and Fitch's rating was "A+." Should the financial condition of California deteriorate, its credit ratings could be downgraded, and the market value and marketability of all outstanding notes and bonds issued by California, its public authorities or local governments could be adversely affected. For more information, see the Statement of Additional Information, under "State Specific Risk Factors."

            MARKET RISK. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions. In addition, the municipal securities is narrower, less liquid and has fewer investors than the taxable market.

            SECURITY SELECTION RISK. While the fund invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the fund invests will not perform as expected. This could cause the fund's returns to lag behind those of similar money market mutual funds.

            MUNICIPAL TRUST RECEIPTS RISK. The fund's investment in MTRs is subject to similar risks as other investments in debt obligations, including interest rate risk, credit risk and security selection risk. Additionally, investments in MTRs raise certain tax issues that may not be presented by direct investments in municipal bonds. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the fund.

            SPECIAL TAX FEATURES. Political or legal actions could change the tax-exempt status of the fund's dividends. Also, to the extent that the fund invests in taxable securities, a portion of its income would be subject to regular federal income taxation.

            PREPAYMENT RISK. A bond issuer, such as an issuer of asset-backed securities, may retain the right to pay off a high yielding bond before it comes due. In that event, the fund may have to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the fund's income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.


                                    Tax-Exempt California Money Market Fund  | 7

            TEMPORARY DEFENSIVE POSITION. In response to adverse political, economic or market events, or when acceptable short term municipal securities are not available the fund may adopt a temporary defensive position in which it places more than 20% of the fund's assets in high quality money market investments that are subject to federal income tax. To the extent that the fund might do so, it may not meet its goal of a high level of current tax-free income.

            An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed and you could lose money by investing in the fund.



8 | Tax-Exempt California Money Market Fund

THE FUND'S PERFORMANCE HISTORY

While a fund's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance of the fund has varied from year to year, which may give some idea of risk. The table shows how the fund's returns over different periods average out. The "total return" of a fund is the change in the value of an investment in the fund over a given period. Average annual returns are calculated by averaging the year-by-year returns of the fund over a given period. All figures include the effects of the fund's expenses and assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

The 7-DAY YIELD, which is often referred to as the "current yield," is the income generated by the fund over a seven-day period. This amount is then annualized, which means that we assume the fund generates the same income every week for a year. To learn the current yield, investors may call (800) 730-1313.



Tax-Exempt California Money Market Fund

ANNUAL TOTAL RETURN (%) AS OF 12/31 EACH YEAR -

[BAR CHART GRAPHIC APPEARS HERE]

 2.52      2.26      2.89      1.70      0.54      0.33      0.54      1.67      2.39     2.70
 1998      1999      2000      2001      2002      2003     2004      2005      2006     2007

FOR THE PERIODS INCLUDED IN THE BAR CHART:
BEST QUARTER: 0.79%, Q2 2000               WORST QUARTER: 0.08%, Q3 2003


AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007

--------------------------------------------------------------------------------
      1 YEAR            5 YEARS         10 YEARS
      2.70              1.57            1.78
--------------------------------------------------------------------------------

 Does not reflect the effect of a nonrecurring expense adjustment and waiver arrangement in effect from 9/12/2002 through 9/30/2003. With this adjustment, the fund's annual total return as of 12/31 for 2003 was 0.57%.

Total returns would have been lower if operating expenses hadn't been reduced.
                                    Tax-Exempt California Money Market Fund  | 9

HOW MUCH INVESTORS PAY

The table below describes the fees and expenses that you may pay if you buy and hold fund shares. This information doesn't include any fees that may be charged by your financial advisor.

--------------------------------------------------------------------------------
FEE TABLE
--------------------------------------------------------------------------------
 SHAREHOLDER FEES, paid directly from
 your investment                                        None
--------------------------------------------------------------------------------
 ANNUAL OPERATING EXPENSES, deducted
 from fund assets
--------------------------------------------------------------------------------
 Management Fee                                         0.22%
--------------------------------------------------------------------------------
 Distribution/Service (12b-1) Fee                       0.33
--------------------------------------------------------------------------------
 Other Expenses 1                                       0.42
--------------------------------------------------------------------------------
 TOTAL ANNUAL OPERATING EXPENSES 2                      0.97
--------------------------------------------------------------------------------


1 Includes costs of shareholder servicing, custody and similar expenses, which may vary with fund size and other factors.

2 Through September 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund's total annual operating expenses at 0.90%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.


Based on the costs above, this example helps you compare the expenses of the share class to those of other mutual funds. This example assumes operating expenses remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions and sold you shares at the end of each period. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
1 YEAR           3 YEARS                5 YEARS                 10 YEARS
--------------------------------------------------------------------------------
 $99            $309                    $536                    $1,190
--------------------------------------------------------------------------------



10 | Tax-Exempt California Money Market Fund

OTHER POLICIES AND RISKS

           While the previous pages describe the main points of the fund's strategy and risks, there are a few other issues to know about:

           - Although major changes tend to be infrequent, the fund's Board could change the fund's investment objective without seeking shareholder approval. However, the fund's policy of investing at least 80% of net assets, plus the amount of any borrowings for investment purposes, in municipal securities and other securities whose income is free from California and federal income tax and from AMT for the fund cannot be changed without shareholder approval.


           For more information

           This prospectus doesn't tell you about every policy or risk of investing in the fund.

           If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

           Keep in mind that there is no assurance that the fund will achieve its objective.

           A complete list of the fund's portfolio holdings is posted as of each month end on or after the 14th day of the following month on www.dws-scudder.com (the Web site does not form a part of this prospectus). This posted information generally remains accessible at least until the date on which the fund files its Form N-CSR or N-Q with the Securities and Exchange
           Commission for the period that includes the date as of which the posted information is current. The fund's Statement of Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.


                                                  Other Policies and Risks  | 11

WHO MANAGES AND OVERSEES THE FUND


           The investment advisor

           Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for the fund. Under the oversight of the Board, the Advisor makes investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.

           DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company.

           Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

           The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.


12 | Who Manages and Oversees the Fund

           MANAGEMENT FEE. The Advisor receives a management fee from the fund. Below is the actual rate paid by the fund for the most recent fiscal year, as a percentage of the fund's average daily net assets.

           ------------------------------------------------------------------
           FUND NAME                                            FEE PAID
           ------------------------------------------------------------------
           Tax-Exempt California Money Market Fund              0.22%
           ------------------------------------------------------------------

           A discussion regarding the basis for the Board's approval of the fund's investment management agreement is contained in the most recent shareholder report for the annual period ended September 30 (see "Shareholder reports" on the back cover).


           The portfolio managers

           A group of investment professionals is responsible for the day-to-day management of the fund. These investment professionals have a broad range of experience managing money market funds.


                                         Who Manages and Oversees the Fund  | 13

FINANCIAL HIGHLIGHTS

The financial highlights are designed to help you understand recent financial performance. The figures in the first part of the tables are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the fund's annual report (see "Shareholder reports" on the back cover).

Tax-Exempt California Money Market Fund

YEARS ENDED SEPTEMBER 30,                       2007          2006          2005           2004          2003
-----------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $  1.00       $  1.00       $  1.00        $  1.00       $  1.00
-----------------------------------------------------------------------------------------------------------------
  Net investment income                         .026          .023          .014           .004          .006
-----------------------------------------------------------------------------------------------------------------
  Less distributions from net
  investment income                           ( .026)       ( .023)       ( .014)        ( .004)       ( .006)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD               $  1.00       $  1.00       $  1.00        $  1.00       $  1.00
-----------------------------------------------------------------------------------------------------------------
Total Return (%)                                2.67          2.29          1.38            .42 a         .64 a
-----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)           117            91           144            141           112
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                                   .97           .95           .74            .67           .77
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                                   .97           .95           .74            .66           .74
-----------------------------------------------------------------------------------------------------------------
Ratio of net investment income (%)              2.66          2.22          1.39            .42           .38
-----------------------------------------------------------------------------------------------------------------


a   Total return would have been lower had certain expenses not been reduced.

14 | Financial Highlights

HOW TO INVEST IN THE FUND

The following pages describe the main POLICIES associated with buying and selling shares of the fund. There is also information on DIVIDENDS AND TAXES and other matters that may affect you as the shareholder.

Because the fund is available only through a FINANCIAL ADVISOR, such as a broker or financial institution, you should contact a representative of your financial advisor for instructions on how to buy or sell fund shares.

POLICIES YOU SHOULD KNOW ABOUT

           Along with the information on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through a financial advisor.

           If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by the fund. Please note that a financial advisor may charge fees separate from those charged by the fund and may be compensated by the fund.

           In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800) 730-1313.


           Financial intermediary support payments

           The Advisor, DWS Scudder Distributors, Inc. (the "Distributor") and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to the fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of the fund, any record keeping/sub-transfer agency/networking fees payable by the fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing the


16 | Policies You Should Know About
           fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

           The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

           The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from .01% up to .50% of assets of the fund serviced and maintained by the financial advisor, .10% to .25% of sales of the fund attributable to the financial advisor, a flat fee of $12,500 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation may influence your financial advisor's recommendation of the fund or of any particular share class of the fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of the fund. Additional information regarding these revenue sharing payments is included in the fund's Statement of Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).


                                            Policies You Should Know About  | 17

           The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Scudder branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

           It is likely that broker-dealers that execute portfolio transactions for the fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the DWS funds. Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.


           Rule 12b-1 Plan

           The fund has adopted a plan under Rule 12b-1 that authorizes the payment of an annual distribution fee, payable monthly, of 0.33% of the fund's average daily net assets attributable to such fund's shares. Because 12b-1 fees are paid out of the fund's assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than paying other types of sales charges.

           Policies about transactions

           To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you:
           When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.


18 | Policies You Should Know About

           We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity and, in some cases, the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

           We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by the fund, then we may reject your application and order.

           The fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.

           If we are unable to verify your identity within time frames established by the fund, after a reasonable effort to do so, you will receive written notification.

           With certain limited exceptions, only US residents may invest in the fund.

           Because orders placed through a financial advisor must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

           SUB-MINIMUM BALANCES. The fund may close your account and send you the proceeds if your balance falls below $1,000; we will give you 60 days' notice so you can either increase your balance or close your account.

           TRANSACTION PROCESSING. Orders for the purchase of shares by wire transfer will normally be effective at the share price next computed after receipt of the wire transfer of the purchase price. If a wire transfer purchase order is received in good form prior to 4:00 p.m. Eastern time, it will normally receive the dividend for that day. Shareholders known to the fund may notify the fund's transfer agent in advance of their wire transfer purchase by calling the fund's transfer agent prior to the 4:00 p.m.


                                            Policies You Should Know About  | 19

           Eastern time cut-off time and providing the amount of the order. The shareholder will receive a confirmation number for the trade. If the fund receives the wire transfer before the close of the Fed wire system, the trade will be entitled to that day's dividend.

           If the fund does not receive the wire transfer by the close of the Fed wire system, the trade may not receive the dividend for that day and, depending upon the circumstances, the trade may receive the dividend for the following business day or may be canceled or rejected and, in any case, the shareholder may be charged for any losses or fees that result, which may be paid by deductions from their account or otherwise. The fund's distributor may refuse to allow any shareholder to trade with the fund in this manner and may require that the wire transfer of purchase proceeds be received before the trade is considered in good form.

           Investments by check will be effective on the business day following receipt and will earn dividends the following business day.

           Please contact your financial advisor for wire instructions and purchase orders.

           Orders processed through dealers or other financial services firms via Fund/SERV will be effected at the share price calculated on the trade day (normally the date the order is received). Purchases processed via Fund/SERV will begin earning dividends on the day the fund receives the payment (typically the next business day). For redemptions processed via Fund/SERV, you generally will receive dividends accrued up to, but not including, the business day that payment for your shares is made.

           When selling shares, shareholders generally receive dividends up to, but not including, the business day following the day on which the shares were sold. If the fund receives a sell request before 4:00 p.m. Eastern time and the request calls for proceeds to be sent out by wire, the proceeds will normally be wired on the same day. However, the shares sold will not earn that day's dividend.

           As noted elsewhere in the prospectus, proceeds of a redemption may be delayed. The ability to receive "same day" wire redemption proceeds can be affected by a variety of circumstances including the time that the request is made, the level of


20 | Policies You Should Know About
           redemption requests and purchase orders and general market conditions. Requests for same day wire that are received by 2:00 p.m. Eastern time will be given priority over requests received later in the day in the event that it is necessary to limit the amount of same day wire redemptions.

           CHECKWRITING enables you to sell shares of the fund by writing a check. Your investment keeps earning dividends until your check clears. Please note that you should not write checks for less than $250. Please note that you should not write checks for more than $5,000,000. Note as well that we can't honor any check larger than your balance at the time the check is presented to us. It is not a good idea to close out an account using a check because the account balance could change between the time you write the check and the time it is processed. Please keep in mind that if you make a purchase by check and that check has not yet cleared, those funds will not be available for immediate redemption.

           THE FUND ACCEPTS AUTOMATED CLEARING HOUSE ("ACH") debit entries for accounts that have elected the checkwriting redemption privilege. Upon receipt of an ACH debit entry referencing your account number you authorize us to redeem shares in your account to pay the entry to the third party originating the debit. Your fund account statement will show all ACH debit entries in your account. IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR TRANSACTIONS OR PRE-AUTHORIZED TRANSFERS please contact your financial advisor as soon as possible if you believe your statement reflects an improper charge or if you need more information about an ACH debit entry transaction. Your financial advisor must contact the Shareholder Service Agent within sixty (60) days of the fund sending you the first fund account statement on which an improper charge appears.

           THE FUND DOES NOT ISSUE SHARE CERTIFICATES. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

           THE FUND ACCEPTS PAYMENT FOR SHARES ONLY IN US DOLLARS by check, bank or Federal Funds wire transfer or by electronic bank transfer. Please note that the fund does not accept cash, money orders, traveler's checks, starter checks, third party checks (except checks for retirement plan asset transfers and rollovers


                                            Policies You Should Know About  | 21
           or for Uniform Gifts to Minors Act/Uniform Transfers to Minors Act accounts), checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies. Thus, subject to the foregoing exceptions for certain third party checks, checks that are otherwise permissible must be drawn by the account holder on a domestic bank and must be payable to the fund.

           SIGNATURE GUARANTEE. When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. However, if you want money wired to a bank account that is already on file with us, you don't need a signature guarantee. Also, generally you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

           A signature guarantee is simply a certification of your signature - a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.

           SELLING SHARES OF TRUST ACCOUNTS AND BUSINESS OR ORGANIZATION ACCOUNTS may require additional documentation. Please call (800) 730-1313 or contact your financial advisor for more information.

           MONEY FROM SHARES YOU SELL is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are other circumstances when it could be longer: When you are selling shares you bought recently by check or ACH (the funds will be placed under a 10 calendar day hold to ensure good funds) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares or in the event of closing of the Federal Reserve Bank's wire payment system. In addition, the fund reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940. Generally, those circumstances are when 1) the New York Stock Exchange is closed other than customary weekend or holiday


22 | Policies You Should Know About
           closings; 2) trading on the New York Stock Exchange is restricted;
           3) an emergency exists which makes the disposal of securities owned by the fund or the fair determination of the value of the fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system. For additional rights reserved by the fund, please see "Other rights we reserve."

           You may obtain additional information about other ways to sell your shares by contacting your financial advisor.

           YOUR FINANCIAL ADVISOR MAY SET ITS OWN MINIMUM INVESTMENTS, although those set by the fund are as follows:

           -  Minimum initial investment: $1,000

           -  Minimum additional investment: $100

           -  Minimum investment with an automatic investment plan: $50

           IF YOUR SHARES ARE REGISTERED DIRECTLY with the fund's transfer agent, you can sell them by sending a written request (with a signature guarantee) to:

           DWS Scudder Investments Service Company
           Attention: Transaction Processing
           P.O. Box 219151
           Kansas City, MO 64121

           SHORT-TERM TRADING. Since money market funds hold short-term instruments and are intended to provide liquidity to shareholders, the Advisor does not monitor or limit short-term or excessive trading activity in the fund and, accordingly, the Board of the fund has not approved any policies and procedures designed to limit this activity. However, the fund reserves the right to and may reject or cancel a purchase or exchange order into the fund for any reason, including if, in the opinion of the Advisor, there appears to be a pattern of short-term or excessive trading by an investor in another DWS fund.


                                            Policies You Should Know About  | 23

           How the fund calculates share price

           To calculate net asset value, or NAV, each share class uses the following equation:


               TOTAL ASSETS - TOTAL LIABILITIES
           -----------------------------------------    =    NAV
               TOTAL NUMBER OF SHARES OUTSTANDING


           The price at which you buy and sell shares is the NAV.


           IN VALUING SECURITIES, we typically use amortized cost (the method used by most money market funds) to account for any premiums or discounts above or below the face value of any securities the fund buys, and round the per share NAV to the nearest whole cent.

           THE FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. Normally, the fund calculates its share price once every business day as of the close of regular trading on the Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). In the event of scheduled partial day trading or unscheduled suspensions of trading on the Exchange, the calculation of share price shall be as of the close of trading on the Exchange and the latest time for receipt of wire purchase transactions entitled to receive same day dividend treatment and for receipt of redemption orders for same day wire transfer of proceeds will be the earlier of (a) 4:00 p.m. Eastern time or (b) the early closing time of the Exchange. The fund seeks to maintain a stable $1.00 share price.

           The fund may, but is not required to, accept certain types of purchase and redemption orders (not including exchanges) on days that the Exchange is closed, or beyond an Exchange early closing time (referred to as a "Limited Trading Period") if: (a) the Federal Reserve system is open, (b) the primary trading markets for the fund's portfolio instruments are open and (c) the Advisor believes there will be adequate liquidity in the short-term markets. During any such Limited Trading Period, the fund will only accept purchase orders by wire with advance telephone notification and telephone redemption orders with proceeds to be sent by wire, ACH or check and will not accept orders by any other means. (Automated Telephone Line orders are not permitted.) If redemption proceeds are requested by ACH or check, the transmission of the ACH payment or the mailing of the check, as the case may be, will be delayed by at least one


24 | Policies You Should Know About
           business day in comparison to normal trading periods. Orders submitted by other means will be processed on the next day that the Exchange is open. The calculation of share price will be once every business day as of the close of regular trading on the Exchange (typically 4:00 p.m. Eastern time) for normal trading days. Orders must be submitted in good form prior to 4:00 p.m. Eastern time to be entitled to that day's dividend and for receipt of telephone redemption orders for same day wire transfer, which will be the earlier of: (a) 4:00 p.m. Eastern time for normal trading days or
           (b) early closing time of the Exchange. If redemption proceeds are requested by ACH or check, orders must be received prior to the calculation of share price. Please call (800) 730-1313 or visit our Web site at www.dws-scudder.com for additional information about whether the fund will be open for business on a particular day. Information concerning the intention of the fund to be open for a Limited Trading Period will be available at least one business day prior to the applicable day that the Exchange is closed or is closing early in the case of scheduled closings and as soon as practical in the case of unscheduled closings.


           Other rights we reserve

           You should be aware that we may do any of the following:

           -  withdraw or suspend the offering of shares at any time

           - withhold a portion of your distributions and redemption proceeds as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number and certain certifications or certification that you are exempt from backup withholding

           - reject a new account application if you don't provide any required or requested identifying information, or for any other reason

                                            Policies You Should Know About  | 25

           - refuse, cancel, limit or rescind any purchase or exchange order, without prior notice; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund's best interests or when the fund is requested or compelled to do so by governmental authority or by applicable law

           - close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable redemption fee); you may recognize a gain or loss on the redemption of your fund shares and incur a tax liability


           - pay you for shares you sell by "redeeming in kind," that is, by giving you securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less

           - change, add or withdraw various services, fees and account policies (for example, we may adjust the fund's investment minimums at any time). All orders to purchase shares of the portfolio are subject to acceptance and are not binding until confirmed or accepted in writing

26 | Policies You Should Know About

UNDERSTANDING DISTRIBUTIONS AND TAXES

           The fund intends to distribute to its shareholders virtually all of its net earnings. The fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (The fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) The fund may not always pay a dividend or distribution for a given period.

           THE FUND'S INCOME DIVIDENDS ARE DECLARED DAILY AND PAID MONTHLY TO SHAREHOLDERS. The fund may take into account capital gains and losses in its daily dividend declarations. The fund may make additional distributions for tax purposes if necessary.

           Dividends or distributions declared to shareholders of record in the last quarter of a given calendar year are treated for federal income tax purposes as if they were received on December 31 of that year, provided such dividends or distributions are paid by the end of the following January.

           YOU CAN CHOOSE HOW TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS. You may have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested.

           Taxable distributions are treated the same for federal income tax purposes whether you receive them in cash or reinvest them in additional shares. For federal income tax purposes, an exchange is treated the same as a sale.

           Because the fund seeks to maintain a stable share price, you are unlikely to have capital gains or losses when you sell fund shares.

           For most shareholders, dividends from the fund are generally exempt from federal and California State and local income tax. However, there are a few exceptions:

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.


                                     Understanding Distributions and Taxes  | 27

          - A portion of the portfolio's dividends may be taxable as ordinary income if it came from investments in taxable securities, tax-exempt market discount bonds, or as the result of short or long-term capital gains.

           - Because the fund can invest up to 20% of assets in securities whose income is subject to the federal alternative minimum tax
              (AMT), you may owe taxes on a portion of your dividends if you are among those investors who must pay AMT. In addition, if you receive social security or railroad retirement benefits, you should consult your tax advisor to determine what effect, if any, an investment in the portfolio may have on the federal taxation of your benefits.

           The US Supreme Court has agreed to hear an appeal of a state-court decision that might significantly affect how states tax in-state and out-of-state municipal bonds. A Kentucky state court held that a Kentucky law violates the US Constitution by treating, for Kentucky state tax purposes, the interest income on in-state municipal bonds differently from the income on out-of-state municipal bonds. If the US Supreme Court affirms this holding, each state will likely revisit the way in which it treats the interest on municipal bonds, and, depending on how each state decides, this has the potential to increase significantly the amount of state tax paid by shareholders on exempt-interest dividends and possibly affect the value of the bonds. The US Supreme Court held oral arguments on this case in November 2007 and is likely to issue a decision by the summer of 2008. You should consult your tax advisor to discuss the tax consequences of your investment in the fund.

           Your fund will send you detailed federal income tax information every January. These statements tell you the amount and the federal income tax classification of any dividends or distributions you received. They also have certain details on your purchases and sales of shares.

           The above discussion is applicable to shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences to you of an investment in the fund.


28 | Understanding Distributions and Taxes

APPENDIX
--------------------------------------------------------------------------------
           Hypothetical Expense Summary


           Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested and that, where applicable, Class B shares convert to Class A shares after six years. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. The tables reflect the maximum initial sales charge, if any, but do not reflect any contingent deferred sales charge or redemption fees, if any, which may be payable upon redemption. If contingent deferred sales charges or redemption fees were shown, the "Hypothetical Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

           The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.


                                                                  Appendix  | 29

Tax-Exempt California Money Market Fund

              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
----------------------------------------------------------------------------------------------
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER      ANNUAL FEES
              FEES AND        EXPENSE        FEES AND           FEES AND            AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES
----------------------------------------------------------------------------------------------
   1            5.00%        0.97%              4.03%       $ 10,403.00        $    98.95
----------------------------------------------------------------------------------------------
   2           10.25%        0.97%              8.22%       $ 10,822.24        $   102.94
----------------------------------------------------------------------------------------------
   3           15.76%        0.97%             12.58%       $ 11,258.38        $   107.09
----------------------------------------------------------------------------------------------
   4           21.55%        0.97%             17.12%       $ 11,712.09        $   111.41
----------------------------------------------------------------------------------------------
   5           27.63%        0.97%             21.84%       $ 12,184.09        $   115.90
----------------------------------------------------------------------------------------------
   6           34.01%        0.97%             26.75%       $ 12,675.11        $   120.57
----------------------------------------------------------------------------------------------
   7           40.71%        0.97%             31.86%       $ 13,185.91        $   125.43
----------------------------------------------------------------------------------------------
   8           47.75%        0.97%             37.17%       $ 13,717.30        $   130.48
----------------------------------------------------------------------------------------------
   9           55.13%        0.97%             42.70%       $ 14,270.11        $   135.74
----------------------------------------------------------------------------------------------
  10           62.89%        0.97%             48.45%       $ 14,845.20        $   141.21
----------------------------------------------------------------------------------------------
  TOTAL                                                                        $ 1,189.72
----------------------------------------------------------------------------------------------



30 | Appendix

TO GET MORE INFORMATION

SHAREHOLDER REPORTS - These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and its financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the fund, call (800) 730-1313, or contact DWS Scudder at the address listed below. The fund's SAI and shareholder reports are also available through the DWS Scudder Web site at www.dws-scudder.com. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

DWS SCUDDER              SEC                     DISTRIBUTOR
---------------------    --------------------    -------------------------------
PO Box 219669            100 F Street, N.E.      DWS Scudder Distributors, Inc.
Kansas City, MO          Washington, D.C.        222 South Riverside Plaza
64121-9669               20549-0102              Chicago, IL 60606-5808
WWW.DWS-SCUDDER.COM      WWW.SEC.GOV             (800) 621-1148
(800) 730-1313           (800) SEC-0330

SEC FILE NUMBER:
                        Tax-Exempt California Money Market Fund    811-5076





(02/01/08) TEC-1
[RECYCLED PAPER GRAPHIC APPEARS HERE]    [DWS SCUDDER LOGO GRAPHIC APPEARS HERE]

Supplement to the currently effective Statement of Additional Information of each of the noted funds/portfolios:

--------------------------------------------------------------------------------

Cash Account Trust
    Government & Agency Securities Portfolio
    Money Market Portfolio
    Tax-Exempt Portfolio
DWS Alternative Asset Allocation Plus Fund
DWS Balanced Fund
DWS Blue Chip Fund
DWS California Tax-Free Income Fund
DWS Core Plus Allocation Fund
DWS Disciplined Long/Short Growth Fund
DWS Disciplined Long/Short Value Fund
DWS Disciplined Market Neutral Fund
DWS Dreman Concentrated Value Fund
DWS Dreman High Return Equity Fund
DWS Dreman Mid Cap Value Fund
DWS Dreman Small Cap Value Fund

DWS High Income Fund
DWS Large Cap Value Fund
DWS LifeCompass Protect Fund
DWS Money Market Prime Series
DWS New York Tax-Free Income Fund
DWS Strategic Income Fund
DWS Target 2008 Fund
DWS Target 2010 Fund
DWS Target 2011 Fund
DWS Target 2012 Fund
DWS Target 2013 Fund
DWS Target 2014 Fund
DWS Technology Fund
DWS U.S. Government Securities Fund
DWS Variable Series II
    DWS Balanced VIP
    DWS Blue Chip VIP
    DWS Conservative Allocation VIP
    DWS Core Fixed Income VIP
    DWS Davis Venture Value VIP
    DWS Dreman High Return Equity VIP

    DWS Dreman Small Mid Cap Value VIP
    DWS Global Thematic VIP
    DWS Government & Agency Securities VIP
    DWS Growth Allocation VIP
    DWS High Income VIP
    DWS International Select Equity VIP
    DWS Janus Growth & Income VIP
    DWS Large Cap Value VIP
    DWS Mid Cap Growth VIP
    DWS Moderate Allocation VIP
    DWS Money Market VIP
    DWS Small Cap Growth VIP
    DWS Strategic Income VIP
    DWS Technology VIP
    DWS Turner Mid Cap Growth VIP
Investors Cash Trust
    Treasury Portfolio
Tax-Exempt California Money Market Fund


At present, substantially all DWS mutual funds are overseen by one of two clusters of boards of trustees/directors (the "Boards"). Each Board, including the Board that oversees your Fund (the "Chicago Board"), has determined that the formation of a single consolidated Board overseeing substantially all DWS mutual funds is in the best interests of the Funds. In this connection, each Board has approved a plan outlining the process for implementing the consolidation of the Chicago Board with the other primary DWS mutual fund board (the "New York Board"). (The geographic references in the preceding sentences merely indicate where each Board historically held most of its meetings.)

The consolidation of the two Boards is expected to take effect on or about April 1, 2008 (the "Consolidation Date"). To accomplish the consolidation, the Chicago Board has determined to nominate and recommend that shareholders of each Fund re-elect four members of your Fund's Board (John W. Ballantine, Paul
K. Freeman, William McClayton and Robert H. Wadsworth, collectively, the "Chicago Nominees") and elect eight individuals who currently serve on the New York Board (Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss, Richard J. Herring, Rebecca W. Rimel, William N. Searcy, Jr. and Jean Gleason Stromberg, collectively, the "New York Nominees") to the Board of your Fund. Information regarding the New York Nominees is set forth below. In addition, the New York Board will nominate and elect the Chicago Nominees to the Board of each fund currently overseen by the New York Board. As a result, as of the Consolidation Date, it is expected that the twelve individuals named in this paragraph (each of which will be considered non-interested), together with Axel Schwarzer, CEO of DWS Scudder, will constitute the Board of each DWS mutual fund (134 funds), including your Fund.

To facilitate the Board consolidation, four members of the Chicago Board
(Donald L. Dunaway, James R. Edgar, Robert B. Hoffman and Shirley D. Peterson) have agreed not to stand for re-election (the "Non-Continuing Board Members"). Independent members of the Chicago Board are not entitled to benefits under any pension or retirement plan. However, the Chicago Board determined that it would be appropriate to provide the Non-Continuing Board Members with a retirement agreement, the terms of which include a one-time retirement payment. For each Non-Continuing Board Member, the amount of the retirement payment is based on the product of (i) such individual's current annual Board member compensation times (ii) the lesser of five years or the number of years (and/or portion thereof) from the expected Consolidation Date to the date when such individual would reach the Funds' mandatory retirement age. As Deutsche Investment Management Americas Inc. ("DIMA"), the Funds' investment adviser, will also benefit from the administrative efficiencies of a consolidated Board, DIMA has agreed to reimburse the Funds for the cost of the retirement payments. The amount to be received by each Non-Continuing Board Member is as follows: $354,375 in the aggregate for all the Funds (between $64 and $68,321 per Fund) for Mr. Dunaway; $950,000 in the aggregate for all the Funds (between $172 and $183,153 per Fund) for Mr. Edgar; $138,750 in the aggregate for all the Funds (between $25 and $26,750 per Fund); for Mr. Hoffman; and $937,500 in the aggregate for all the Funds (between $170 and $180,743 per Fund) for Ms. Peterson. In connection with the receipt of the retirement payment, each Non-Continuing Board Member agreed that, without the prior written consent of the DWS funds, he or she shall not in any way, directly or indirectly, solicit, accept, or serve in any position as a director, trustee, or equivalent role on the Board of any investment company registered with the SEC for a specified period.

In addition, pursuant to the retirement agreement and a separate agreement between the Funds and DIMA, each Non-Continuing Board Member has received certain assurances from the Funds and DIMA regarding continuation of insurance and indemnification rights. With respect to insurance, for the six-year period following the Consolidation Date, the Funds currently expect to maintain, D&O/E&O Insurance and Independent Director Liability ("IDL") Insurance that is substantially equivalent in scope to the current coverage, and in amounts providing aggregate coverage with respect to the Funds and all funds overseen by the consolidated Board of at least $100 million for D&O/E&O Insurance and at least $25 million for IDL Insurance. With respect to indemnification, the Funds have provided assurances that the retirement agreement, the retirement of the Non-Continuing Board Member and/or the election or appointment of members of the consolidated Board shall not reduce or impair any rights of the Non-Continuing Board Member to indemnification, defense, advancement of expenses, or other rights, for or with respect to actual or threatened claims, liability, or expense that the Non-Continuing Board Member may incur or suffer arising from or with respect to the Non-Continuing Board Member's service in such capacity.

DIMA has similarly agreed that the retirement of the Non-Continuing Board Members under the terms of the retirement agreements shall in no way affect or diminish the contractual rights of indemnification that the Non-Continuing Board Members may have under any agreement of indemnification between a Non-Continuing Board Member and DIMA.

In addition, in the event that the consolidated Board determines to reduce insurance coverage below the minimum levels stated above, then DIMA at its expense will purchase excess insurance coverage for the benefit of the Non-Continuing Board Members sufficient to maintain such minimum coverage levels in place for the duration of the period specified in the retirement agreements, provided that in the event that such excess coverage is not available in the marketplace on commercially reasonable terms from a conventional third-party insurer, DIMA (or an affiliate of DIMA) may, at DIMA's discretion and in lieu of purchasing such excess insurance coverage, elect instead to provide the Non-Continuing Board Members substantially equivalent protection in the form of a written indemnity or financial guaranty reasonably acceptable to each such Non-Continuing Board Member.

Following the Consolidation Date, it is expected that the consolidated Board will implement certain changes to the Funds' current committee structure and other governance practices, including the appointment of new committee chairs and members. Additional information regarding these changes will be set forth in each Fund's statement of additional information upon implementation.

Nominee Information

Information is provided below as of October 31, 2007 for each New York Nominee and for Mr. Schwarzer, who would be an interested member of the Board by virtue of his positions with Deutsche Asset Management.


                                                                                                        Position
                                                                                                      with the DWS
                                                                                                        Funds and
                                                Business Experience and Directorships                   Length of
    Name and Year of Birth(1)                          During the Past 5 Years                         Time Served
----------------------------------------------------------------------------------------------------------------------
Independent Board Member New
   York Nominees
----------------------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr. (1943)        Vice Chairman, WGBH Educational Foundation (formerly President   New York Board
                                   1984-2007).  Directorships: Association of Public Television     Member since
                                   Stations; Becton Dickinson and Company (medical technology       1990.(2)
                                   company); Belo Corporation (media company); Boston Museum of
                                   Science; PBS Foundation; and Public Radio International.
                                   Former Directorships:  American Public Television; Concord
                                   Academy; New England Aquarium; Mass. Corporation for
                                   Educational Telecommunications; Committee for Economic
                                   Development; Public Broadcasting Service
----------------------------------------------------------------------------------------------------------------------
Dawn-Marie Driscoll (1946)         President, Driscoll Associates (consulting firm); Executive      New York Board
                                   Fellow, Center for Business Ethics, Bentley College; formerly,   Member since
                                   Partner, Palmer & Dodge (1988-1990); Vice President of           1987,(2)
                                   Corporate Affairs and General Counsel, Filene's (1978-1988).     Chairman since
                                   Directorships:  Trustee of 8 open-end mutual funds managed by    2004.
                                   Sun Capital Advisers, Inc. (since 2007); Director of ICI
                                   Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest
                                   Florida Community Foundation (charitable organization); Former
                                   Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council
                                   (governance, executive committees)
----------------------------------------------------------------------------------------------------------------------
Keith R. Fox (1954)                Managing General Partner, Exeter Capital Partners (a series of   New York Board
                                   private equity funds).  Directorships:  Progressive Holding      Member since
                                   Corporation (kitchen goods importer and distributor); Natural    1996.(2)
                                   History, Inc. (magazine publisher); Box Top Media Inc.
                                   (advertising); The Kennel Shop (retailer)
----------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss (1945)         Clinical Professor of Finance, NYU Stern School of Business      New York Board
                                   (1997-present); Member, Finance Committee, Association for       Member since
                                   Asian Studies (2002-present); Director, Mitsui Sumitomo          2001.(2)
                                   Insurance Group (US) (2004-present); prior thereto, Managing
                                   Director, J.P. Morgan (investment banking firm) (until 1996)
----------------------------------------------------------------------------------------------------------------------

                                       3

                                                                                                        Position
                                                                                                      with the DWS
                                                                                                        Funds and
                                                Business Experience and Directorships                   Length of
    Name and Year of Birth(1)                          During the Past 5 Years                         Time Served
----------------------------------------------------------------------------------------------------------------------
Richard J. Herring (1946)          Jacob Safra Professor of International Banking and Professor,    New York Board
                                   Finance Department, The Wharton School, University of            Member since
                                   Pennsylvania (since July 1972); Co-Director, Wharton Financial   1990.(2)
                                   Institutions Center (since July 2000); Director, Japan Equity
                                   Fund, Inc. (since September 2007), Thai Capital Fund, Inc.
                                   (since September 2007), Singapore Fund, Inc. (since September
                                   2007).  Formerly, Vice Dean and Director, Wharton
                                   Undergraduate Division (July 1995-June 2000); Director, Lauder
                                   Institute of International Management Studies (July 2000-June
                                   2006)
----------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel (1951)            President and Chief Executive Officer, The Pew Charitable        New York Board
                                   Trusts (charitable organization) (1994 to present); Trustee,     Member since
                                   Thomas Jefferson Foundation (charitable organization) (1994 to   1995.(2)
                                   present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present).  Formerly, Executive Vice
                                   President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor
                                   Education (charitable organization) (2004-2005); Director,
                                   Viasys Health Care (January 2007-June 2007)
----------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr. (1946)      Private investor since October 2003; Trustee of 8 open-end       New York Board
                                   mutual funds managed by Sun Capital Advisers, Inc. (since        Member since
                                   October 1998).  Formerly, Pension & Savings Trust Officer,       1993.(2)
                                   Sprint Corporation (telecommunications) (November
                                   1989-September 2003)
----------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg (1943)      Retired.  Formerly, Consultant (1997-2001); Director, US         New York Board
                                   Government Accountability Office (1996-1997); Partner,           Member since
                                   Fulbright & Jaworski, L.L.P. (law firm) (1978-1996).             1997.(2)
                                   Directorships:  The William and Flora Hewlett Foundation;
                                   Service Source, Inc. Former Directorships: Mutual Fund
                                   Directors Forum (2002-2004), American Bar Retirement
                                   Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)
----------------------------------------------------------------------------------------------------------------------
Interested Board Member
   Nominee
----------------------------------------------------------------------------------------------------------------------
Axel Schwarzer                     Managing Director, Deutsche Asset Management; Head of Deutsche   New York Board
                                   Asset Management Americas; CEO of DWS Scudder; formerly,         Member since
(1958)                             board  member of DWS Investments, Germany (1999-2005);           2006.
                                   formerly, Head of Sales and Product Management for the Retail
                                   and Private Banking Division of Deutsche Bank in Germany
                                   (1997-1999); formerly, various strategic and operational
                                   positions for Deutsche Bank Germany Retail and Private Banking
                                   Division in the field of investment funds, tax driven
                                   instruments and asset management for corporates (1989-1996)
----------------------------------------------------------------------------------------------------------------------

--------------------
(1) Unless otherwise indicated, the mailing address of each New York Nominee is c/o Dawn Marie-Driscoll, P.O. Box 100176, Cape Coral, FL 33904. The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154.
(2) Indicates the year in which the nominee joined the Board of one or more DWS funds now overseen by the New York Board.


               Please Retain This Supplement for Future Reference





November 26, 2007

                     TAX-EXEMPT CALIFORNIA MONEY MARKET FUND

               222 South Riverside Plaza, Chicago, Illinois 60606














                       STATEMENT OF ADDITIONAL INFORMATION

                                February 1, 2008

This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus for the Fund, dated February 1, 2008, as amended from time to time, a copy of which may be obtained without charge by contacting (800) 730-1313 or DWS Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, (800) 621-1148, or from the firm from which this Statement of Additional Information was obtained, and is also available along with other related materials, on the Securities and Exchange Commission's Internet Web site at http://www.sec.gov.

The Annual Report to Shareholders for the year ended September 30, 2007, accompanies this Statement of Additional Information. The financial statements contained therein, together with the accompanying notes, are incorporated by reference and are hereby deemed to be part of this Statement of Additional Information.

This Statement of Additional Information is incorporated by reference into the prospectus.

                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----

INVESTMENT RESTRICTIONS.......................................................1

INVESTMENT POLICIES AND TECHNIQUES............................................3
   Portfolio Holdings Information............................................31

MANAGEMENT OF THE FUND.......................................................32
   Investment Advisor........................................................32

FUND SERVICE PROVIDERS.......................................................36

PORTFOLIO TRANSACTIONS.......................................................38
   Legal Counsel.............................................................40
   Fund Accounting Agent.....................................................40
   Custodian, Transfer Agent and Shareholder Service Agent...................40

PURCHASE AND REDEMPTION OF SHARES............................................41

NET ASSET VALUE..............................................................53

TAXES........................................................................54

TRUSTEES AND OFFICERS........................................................59

FUND ORGANIZATION............................................................66

PROXY VOTING GUIDELINES......................................................67

FINANCIAL STATEMENTS.........................................................68

ADDITIONAL INFORMATION.......................................................68

                             INVESTMENT RESTRICTIONS

The Fund has adopted certain investment restrictions which cannot be changed without approval by holders of a majority of its outstanding voting shares. As defined in the Investment Company Act of 1940, as amended (the "1940 Act"), this means the lesser of the vote of (a) 67% of the Fund's shares present at a meeting where more than 50% of the outstanding shares are present in person or by proxy; or (b) more than 50% of the Fund's shares.

The Fund has elected to be classified as a diversified, open-end management investment company.

In addition, as a matter of fundamental policy, the Fund may not:

1. Purchase securities or make investments other than in accordance with its investment objective and policies.

2. Purchase securities (other than securities of the United States Government, its agencies or instrumentalities or of a state or its political subdivisions) if as a result of such purchase more than 25% of the Fund's total assets would be invested in any one industry.

3. Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation. For purposes of this limitation, the Fund will regard the entity which has the primary responsibility for the payment of interest and principal as the issuer.

4. Invest more than 10% of its total assets in illiquid securities, including repurchase agreements maturing in more than seven days.

5.       Invest  more  than  5%  of  the  Fund's  total  assets  in   industrial
         development bonds sponsored by companies which with their predecessors have less than three years' continuous operation.

6. Make loans to others (except through the purchase of debt obligations or repurchase agreements in accordance with its investment objective and policies).

7. Borrow money except from banks for temporary purposes (but not for the purpose of purchase of investments) and then only in an amount not to exceed one-third of the value of the Fund's total assets (including the amount borrowed) in order to meet redemption requests which otherwise might result in the untimely disposition of securities; or pledge the Fund's securities or receivables or transfer or assign or otherwise encumber them in an amount to exceed 10% of the Fund's net assets to secure borrowings. Reverse repurchase agreements made by the Fund are permitted within the limitations of this paragraph. The Fund will not purchase securities or make investments while reverse repurchase agreements or borrowings are outstanding.

8. Make short sales of securities or purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions.

9. Write, purchase or sell puts, calls or combinations thereof, although the Fund may purchase Municipal Securities subject to Standby Commitments, Variable Rate Demand Notes or Repurchase Agreements in accordance with its investment objective and policies.

10. Purchase or retain the securities of any issuer if any of the officers, trustees or directors of the Fund or its investment advisor owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

11. Invest for the purpose of exercising control or management of another issuer.

12. Invest in commodities or commodity futures contracts or in real estate except that the Fund may invest in Municipal Securities secured by real estate or interests therein and securities of issuers which invest or deal in real estate.

13. Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in Municipal Securities of issuers which invest in or sponsor such programs.

14. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

15. Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

16.      Issue senior securities as defined in the 1940 Act.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation. The Fund may invest more than 25% of its total assets in industrial development bonds.

For temporary defensive purposes or when acceptable short-term municipal securities are not available, more than 20% of the Fund's assets may be held in cash or invested in short-term taxable investments, including US Government obligations and money market instruments. The Fund's distributions from interest on certain municipal securities may be subject to the federal alternative minimum tax ("AMT") depending upon investors' particular situations. However, no more than 20% of the Fund's net assets will normally be invested in municipal securities whose interest income, when distributed to shareholders, is subject to the AMT applicable to individuals. In addition, state and local taxes may apply, depending on your state tax laws.

The Fund may invest more than 25% of its assets in municipal securities that are repayable out of revenue streams generated from economically related projects or facilities, if such investment is deemed necessary or appropriate by the Fund's investment advisor. To the extent that the Fund's assets are concentrated in municipal securities payable from revenues on economically related projects and facilities, the Fund will be subject to the risks presented by such projects to a greater extent than it would be if the Fund's assets were not so concentrated. For purposes of the Fund's investment limitation regarding concentration of investments in any one industry, industrial development or other private activity, bonds ultimately payable by companies within the same industry will be considered as if they were issued by issuers in the same industry.

From time to time, a significant portion of the Fund's securities is supported by credit and liquidity enhancements from third party banks and other financial institutions, and as a result, changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.

Master/Feeder Fund Structure. The Board of Trustees has the discretion to retain the current distribution arrangement for the Fund while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder Fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and possible realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

                       INVESTMENT POLICIES AND TECHNIQUES

General Investment Objective and Policies


Descriptions in this Statement of Additional Information of a particular investment practice or technique in which the Fund may engage are meant to describe the spectrum of investments that the Advisor in its discretion might, but is not required to, use in managing the Fund's portfolio assets. The Advisor may in its discretion at any time employ such practice, technique or instrument for one or more Funds but not for all Funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of the Fund, but, to the extent employed, could from time to time have a material impact on the Fund's performance.


The Fund seeks to maintain a net asset value of $1.00 per share.

Under normal market conditions, the Fund attempts to invest 100%, and normally invests at least 80%, of its net assets, plus the amount of any borrowings for investment purposes, in municipal securities and other securities whose income is free from California and federal income tax and from the AMT. This includes securities issued by or on behalf of the State of California ("California Municipal Securities") and other states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities (together with the California Municipal Securities, "Municipal Securities"). In compliance with the position of the staff of the Securities and Exchange Commission (the "SEC"), the Fund does not consider "private activity" bonds as Municipal Securities for purposes of the 80% limitation. This is a fundamental policy as it relates to federal income taxes so long as the staff maintains its position, after which it would become non-fundamental. Dividends to the extent of interest income received on California Municipal Securities will be exempt from both federal and State of California income tax provided that, at the close of each quarter of its taxable year, at least 50% of the Fund's total assets are invested in California Municipal Securities. Such dividend income may be subject to local taxes. The Fund's assets will consist of Municipal Securities, temporary investments, as described below, and cash.

The Fund will normally invest only in Municipal Securities that at the time of purchase: (a) have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs) such as Moody's Investors Service, Inc. ("Moody's") (P-1) or assigned by Standard & Poor's Corporation ("S&P") (A-1+) or assigned by Fitch Investor Services Inc.(F-1+);
(b) are guaranteed or insured by the US Government as to the payment of principal and interest; (c) are fully collateralized by an escrow of US Government securities; (d) have at the time of purchase Moody's short-term municipal securities rating of MIG-2 or higher or a municipal commercial paper rating of P-2 or higher, or S&P's municipal commercial paper rating of A-2 or SP-2 or higher, or Fitch's municipal commercial paper rating of F-2 or higher;
(e) are unrated, if longer term municipal securities of that issuer are rated within one of the two highest rating categories by Moody's or S&P; (f) are judged by the investment Advisor to be of comparable quality at the time of purchase or (g) have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security). In addition, the Fund limits its investment to securities that meet the quality and diversification requirements of Rule 2a-7 under the 1940 Act. The municipal securities market is narrower and less liquid, with fewer investors than the taxable market.

The investment objective of the Fund, its investment policy of investing at least 80% of net assets, plus the amount of any borrowings for investment purposes, in municipal securities and other securities whose income is free from California and federal income tax and from the AMT and the investment policies set forth in "Investment Restrictions" are fundamental and may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund, as defined above.

From time to time, as a defensive measure or when acceptable short-term Municipal Securities are not available, the Fund may invest in taxable "temporary investments" that include: obligations of the US Government, its agencies or instrumentalities; debt securities rated within the highest grade by Moody's or S&P, commercial paper rated in the highest grade by either of such rating services; certificates of deposit of domestic banks with assets of $1 billion or more; and any of the foregoing temporary investments subject to repurchase agreements.

Adjustable Rate Securities. The interest rates paid on the adjustable rate securities in which the Fund invests generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are three main categories of indices: those based on US Treasury securities, those derived from a calculated measure such as a cost of Funds index and those based on a moving average of mortgage rates. Commonly used indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate ("LIBOR"), the prime rate of a specific bank or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile.

The asset backed securities that include pools of mortgages ("Mortgage-Backed Securities"), either issued or guaranteed by GNMA, FHLMC or FNMA ("Certificates"), are called pass-through Certificates because a pro rata share of both regular interest and principal payments (less GNMA's, FHLMC's or FNMA's fees and any applicable loan servicing fees), as well as unscheduled early prepayments on the underlying mortgage pool, are passed through monthly to the holder of the Certificate (i.e., the Fund). The principal and interest on GNMA securities are guaranteed by GNMA and backed by the full faith and credit of the US Government. FNMA guarantees full and timely payment of all interest and principal, while FHLMC guarantees timely payment of interest and ultimate collection of principal. Mortgage-Backed Securities from FNMA and FHLMC are not backed by the full faith and credit of the United States; however, they are generally considered to offer minimal credit risks. The yields provided by these Mortgage-Backed Securities have historically exceeded the yields on other types of US Government securities with comparable maturities in large measure due to the prepayment risk discussed below.

If prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund generally will be able to reinvest such amounts in securities with a higher current rate of return. However, the Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgages held as investments by the Fund to exceed the maximum allowable annual or lifetime reset limits (or "cap rates") for a particular mortgage. Also, the Fund's net asset value could vary to the extent that current yields on Mortgage-Backed Securities are different than market yields during interim periods between coupon reset dates.

During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields to the Fund. Further, because of this feature, the value of adjustable rate mortgages is unlikely to rise during periods of declining interest rates to the same extent as fixed-rate instruments. As with other Mortgage-Backed Securities, interest rate declines may result in accelerated prepayment of mortgages, and the proceeds from such prepayments must be reinvested at lower prevailing interest rates.

One additional difference between adjustable rate mortgages and fixed rate mortgages is that for certain types of adjustable rate mortgage securities, the rate of amortization of principal, as well as interest payments, can and does change in accordance with movements in a specified, published interest rate index. The amount of interest due to an adjustable rate mortgage security holder is calculated by adding a specified additional amount, the "margin," to the index, subject to limitations or "caps" on the maximum and minimum interest that is charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period.

Bank and Savings and Loan Obligations. These obligations include negotiable certificates of deposit, bankers' acceptances, deposit notes, fixed time deposits or other short-term bank obligations. Certificates of deposit are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. The Fund may invest in certificates of deposit of large domestic banks and their foreign branches, large US regulated subsidiaries of large foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion), and of smaller banks. Although the Fund recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness.

Borrowings. The Fund may not borrow money except as a temporary measure, and then only in an amount up to one-third of the value of its total assets (including the amount borrowed), in order to meet redemption requests without immediately selling any portfolio securities. Any such borrowings under this provision will not be collateralized except that the Fund may pledge up to 10% of its net assets to secure such borrowings.

Certificates of Deposit and Bankers' Acceptances. The Fund may also invest in certificates of deposit issued by banks and savings and loan institutions which had, at the time of their most recent annual financial statements, total assets of less than $1 billion, provided that (i) the principal amounts of such certificates of deposit are insured by an agency of the US Government, (ii) at no time will the Fund hold more than $100,000 principal amount of certificates of deposit of any one such bank, and (iii) at the time of acquisition, no more than 10% of the Fund's assets (taken at current value) are invested in certificates of deposit of such banks having total assets not in excess of $1 billion.

Banker's acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation. Fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days are subject to the Fund's limitation on investments in illiquid securities.

Certificates of Participation. The Fund may purchase high quality certificates of participation ("Certificates of Participation") in trusts that hold Municipal Securities. A Certificate of Participation gives the Fund an undivided interest in the Municipal Security in the proportion that the Fund's interest bears to the total principal amount of the Municipal Security. These Certificates of Participation may be variable rate or fixed rate. A Certificate of Participation may be backed by an irrevocable letter of credit or guarantee of a financial institution that satisfies rating agencies as to the credit quality of the Municipal Security supporting the payment of principal and interest on the Certificate of Participation. Payments of principal and interest would be dependent upon the underlying Municipal Security and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issue of Certificates of Participation is based primarily upon the rating of the Municipal Security held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue. The Fund's Advisor considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a Certificate of Participation and in determining whether the Certificate of Participation is appropriate for investment by the Fund. It is anticipated by the Fund's Advisor that, for most publicly offered Certificates of Participation, there will be a liquid secondary market or there may be demand features enabling the Fund to readily sell its Certificates of Participation prior to maturity to the issuer or a third party. As to those instruments with demand features, the Fund intends to exercise its right to demand payment from the issuer of the demand feature only upon a default under the terms of the Municipal Security, as needed to provide liquidity to meet redemptions, or to maintain a high quality investment portfolio.


Collateralized Mortgage Obligations ("CMOs"). CMOs are aggregated pools of pass-through securities whose cash flows are configured into various "tranches" with specific coupon, average life, or payment characteristics. Similar to a bond, interest and prepaid principal are paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by trusts composed of pools of mortgage pass-through securities guaranteed by GNMA, FHLMC, or Fannie Mae, and their income streams. The underlying collateral may be fixed or floating rate loans.

CMOs are structured into multiple classes, each typically bearing a different weighted average life profile. Actual maturity and average life will depend upon the prepayment experience of the collateral and the structure of the tranche within the CMO. Some CMO tranches provide for a modified form of call protection through formulaic cash flow routing of the underlying pool of mortgages according to how quickly the loans are repaid and where the tranche factors into the overall CMO structure. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is returned to investors based on the characteristics of the tranche that they purchased. In the case of a sequential structure, early, shorter maturity tranches will be paid first, and longer tranches will receive cash flows after these tranches are paid off. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

In a typical CMO transaction, a trust issues multiple series (e.g., A, B, C, Z), or tranches of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to pay for the mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments in the case of a sequential CMO structure, Collateral is used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.


The principal risk of CMOs results from the rate of prepayments on underlying mortgages serving as collateral and from the structure of the deal. An increase or decrease in prepayment rates will affect the yield, average life and price of CMOs.

Commercial Paper. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Fund will consist only of direct obligations issued by domestic and foreign entities.

Subject to its investment objective and policies, the Fund may invest in commercial paper issued by major corporations under the Securities Act of 1933, as amended (the "1933 Act") in reliance on the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. The Fund also may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the Fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Advisor considers the legally restricted but readily saleable
Section 4(2) paper to be liquid; however, pursuant to procedures approved by the Fund's Board, if a particular investment in Section 4(2) paper is not determined to be liquid, that investment will be included within the limitation of the Fund on illiquid securities. The Advisor monitors the liquidity of its investments in
Section 4(2) paper on a continuing basis.

Illiquid Securities and Restricted Securities. The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the 1933 Act. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

The Board has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer. issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, the Fund may be required to bear all or part of the registration expenses. The Fund may be deemed to be an "underwriter" for purposes of the 1933 Act, when selling restricted securities to the public and, in such event, the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

The Fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

The Fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund.

Impact of Large Redemptions and Purchases of Fund shares. From time to time, shareholders of the Fund (which may include affiliated and/or non-affiliated registered investment companies that invest in the Fund) may make relatively large redemptions or purchases of Fund shares. These transactions may cause the Fund to have to sell securities or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the Fund's performance to the extent that the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in capital gains and could also increase transaction costs, which may impact the Fund's expense ratio.

Industrial Development and Pollution Control Bonds. Industrial Development and Pollution Control Bonds (which are types of private activity bonds), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Under federal tax legislation, certain types of Industrial Development Bonds and Pollution Control Bonds may no longer be issued on a tax-exempt basis, although previously issued bonds of these types and certain refundings of such bonds are not affected. For the purposes of the Fund's investment limitation regarding concentration of investments in any one industry, industrial development or other private activity bonds ultimately payable by companies within the same industry will be considered as if they were issued by issuers in the same industry.

Interfund Borrowing and Lending Program. The Fund has received exemptive relief from the SEC, which permits the Fund to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows participating Funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating Funds, including the following: (1) no Fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating Funds under a loan agreement; and (2) no Fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, the Fund may participate in the program only if and to the extent that such participation is consistent with the Fund's investment objectives and policies (for instance, money market Funds would normally participate only as lenders and tax exempt Funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. The Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating Funds. To the extent the Fund is actually engaged in borrowing through the interfund lending program, the Fund, as a matter of fundamental policy, may not borrow for other than temporary purposes (and not for leveraging).

Letters of Credit. Municipal obligations, including certificates of participation, commercial paper and other short-term obligations, may be backed by an irrevocable letter of credit of a bank which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks which, in the opinion of the Advisor, are of investment quality comparable to other permitted investments of the Fund may be used for letter of credit backed investments.

Maintenance of $1.00 Net Asset Value, Credit Quality and Fund Maturity. The Fund effects sales, redemptions and repurchases at the net asset value per share, normally $1.00. In fulfillment of their responsibilities under Rule 2a-7 of the 1940 Act, the Board has approved policies established by the Advisor reasonably calculated to prevent the Fund's net asset value per share from deviating from $1.00 except under unusual or extraordinary circumstances and the Board will periodically review the Advisor's operations under such policies at regularly scheduled Board meetings. Those policies include a weekly monitoring by the Advisor of unrealized gains and losses in the Fund, and when necessary, in an effort to avoid deviation, taking corrective action, such as adjusting the maturity of the Fund, or, if possible, realizing gains or losses to offset in part unrealized losses or gains. The result of those policies may be that the yield on shares of the Fund will be lower than would be the case if the policies were not in effect. Such policies also provide for certain action to be taken with respect to Fund securities which experience a downgrade in rating or suffer a default.

Securities eligible for investment by the Fund are those securities which are generally rated (or issued by an issuer with comparable securities rated) in the highest short-term rating category by at least two rating services (or by one rating service, if no other rating agency has issued a rating with respect to that security). These securities are known as "first tier securities." Securities generally rated (or issued by an issuer with comparable securities rated) in the top two categories by at least two rating agencies (or one, if only one rating agency has rated the security) which do not qualify as first tier securities are known as "second tier securities."

The Fund must meet the diversification requirements of Rule 2a-7 under the 1940 Act. Rule 2a-7 currently provides that a single state money Fund shall not, as to 75% of its total assets, invest more than 5% of its assets in the securities of an individual issuer, provided that the Fund may not invest more than 5% of its assets in the securities of an individual issuer unless the securities are First Tier Securities (as defined in Rule 2a-7). This allows the Fund, as to 25% of its assets, to invest more than 5% of its assets in the securities of an individual issuer. Since the Fund emphasizes securities issued by a particular state or entities within that state and may invest a significant percentage of its assets in the securities of a single issuer, an investment in the Fund may be subject to more risk.

The assets of the Fund consist entirely of cash items and investments having a stated maturity date of 397 days or less from the date of purchase (including investment in repurchase agreements, in which case maturity is measured by the repurchase date, without respect to the maturity of the obligation). The portfolio of the Fund will be managed so that the average maturity of all instruments (on a dollar-weighted basis) will be 90 days or less. The average maturity of the Fund will vary according to management's appraisal of money market conditions.

Municipal Lease Obligations and Participation Interests. Participation interests represent undivided interests in municipal leases, installment purchase contracts, conditional sales contracts or other instruments. These are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or contracts. They may be variable rate or fixed rate.

The Fund may purchase from banks participation interests in all or part of specific holdings of municipal obligations, provided the participation interest is fully insured. Each participation is backed by an irrevocable letter of credit or guarantee of the selling bank that the Advisor has determined meets the prescribed quality standards of the Fund. Therefore, either the credit of the issuer of the municipal obligation or the selling bank, or both, will meet the quality standards of the Fund. The Fund has the right to sell the participation back to the bank after seven days' notice for the full principal amount of the Fund's interest in the municipal obligation plus accrued interest, but only

(i) as required to provide liquidity to the Fund, (ii) to maintain a high quality investment portfolio or (iii) upon a default under the terms of the municipal obligation. The selling bank will receive a fee from the Fund in connection with the arrangement. The Fund will not purchase participation interests unless in the opinion of bond counsel, counsel for the issuers of such participations or counsel selected by the Advisor, the interest from such participations is exempt from regular federal income tax and state income tax for the Fund.

A municipal lease obligation may take the form of a lease, installment purchase contract or conditional sales contract which is issued by a state or local government and authorities to acquire land, equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal lease obligations frequently involve special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title in the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovery or the failure to fully recover the Fund's original investment.

Certain municipal lease obligations and participation interests may be deemed illiquid for the purpose of the Fund's limitation on investments in illiquid securities. Other municipal lease obligations and participation interests acquired by the Fund may be determined by the Advisor to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and participation interests, the Advisor will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Advisor will consider factors unique to particular lease obligations and participation interests affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Fund.

The Fund may purchase participation interests in municipal lease obligations held by a commercial bank or other financial institution. Such participations provide the Fund with the right to a pro rata undivided interest in the underlying municipal lease obligations. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days' notice, of all or any part of the Fund's participation interest in the underlying municipal lease obligation, plus accrued interest.

Municipal Securities. Municipal Securities generally are classified as "general obligation" or "revenue" issues. General obligation bonds are secured by the issuer's pledge of its full credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Industrial development bonds held by the Fund are in most cases revenue bonds and generally are not payable from the unrestricted revenues of the issuer, and do not constitute the pledge of the credit of the issuer of such bonds. Among other types of instruments, the Fund may purchase tax-exempt commercial paper, warrants and short-term municipal notes such as tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax payments, the proceeds of bond placements or other revenues. The Fund may invest in short-term "private activity" bonds.

Municipal Securities such as industrial development bonds are issued by or on behalf of public authorities to obtain funds for purposes including privately operated airports, housing, conventions, trade shows, ports, sports, parking or pollution control facilities or for facilities for water, gas, electricity or sewage and solid waste disposal. Such obligations, which may include lease arrangements, are included within the term Municipal Securities if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Securities, although current federal tax laws place substantial limitations on the size of such issues.

Municipal Securities which the Fund may purchase include, without limitation, debt obligations issued to obtain Funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities.

Tax anticipation notes typically are sold to finance working capital needs of municipalities in anticipation of receiving property taxes on a future date. Bond anticipation notes are sold on an interim basis in anticipation of a municipality issuing a longer-term bond in the future. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as those available under the Federal Revenue Sharing Program. Construction loan notes are instruments insured by the Federal Housing Administration with permanent financing by Fannie Mae or "Ginnie Mae" (the Government National Mortgage Association) at the end of the project construction period.
Pre-refunded municipal bonds are bonds which are not yet refundable, but for which securities have been placed in escrow to refund an original municipal bond issue when it becomes refundable. Tax-free commercial paper is an unsecured promissory obligation issued or guaranteed by a municipal issuer. The Fund may purchase other Municipal Securities similar to the foregoing, which are or may become available, including securities issued to pre-refund other outstanding obligations of municipal issuers.

The Fund's assets generally will consist of Municipal Securities, taxable temporary investments as described below and cash. The Fund considers short-term Municipal Securities to be those that mature in 12 months or less. Examples of Municipal Securities that are issued with original maturities of one year or less are short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes, pre-refunded municipal bonds, warrants and tax-free commercial paper.

The federal bankruptcy statutes relating to the adjustments of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material adverse changes in the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states and legislation has been introduced to effect changes in public school finances in some states. In other instances, there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law that ultimately could affect the validity of those Municipal Securities or the tax-free nature of the interest thereon.

Municipal Trust Receipts. The Fund may invest up to 50% of its net assets in municipal trust receipts ("MTRs"). An additional 10% of the Fund's net assets may also be invested in MTRs on a temporary basis at the Advisor's discretion to manage inflows into the Fund. MTRs are sometimes called municipal asset-backed securities, floating rate trust certificates, or municipal securities trust receipts. MTRs are typically structured by a bank, broker-dealer or other financial institution by depositing municipal securities into a trust or partnership, coupled with a conditional right to sell, or put, the holder's interest in the underlying securities at par plus accrued interest to a financial institution. MTRs may be issued as fixed or variable rate instruments. These trusts are organized so that the purchaser of the MTR would be considered to be investing in the underlying municipal securities. This structure is intended to allow the tax-exempt status of interest generated by the underlying asset to pass through to the purchaser. The Fund's investments in MTRs are subject to similar risks as other investments in debt obligations, including interest rate risk, credit risk and security selection risk. Additionally, investments in MTRs raise certain tax issues that may not be presented by direct investments in municipal bonds. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the Fund. The Fund expects to invest in MTRs for which a legal opinion has been given to the effect that the income from an MTR is tax exempt to the


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

same extent as the underlying bond(s), although it is possible that the Internal Revenue Service (the "IRS") will take a different position and there is a risk that the interest paid on such MTRs would be deemed taxable.

State Specific Risk Factors

As described in the Fund's prospectus, the Fund will invest in bonds issued by the State of California or its political subdivisions. The Fund is therefore subject to various statutory, political and economic factors unique to the State of California. Discussed below are some of the more significant factors that could affect the ability of the bond issuers to repay interest and principal on California Municipal Securities owned by the Fund. The information is derived from various public sources, all of which are available to investors generally, and which the Fund believes to be accurate.

The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information available as of the date of this Statement of Additional Information from official statements and prospectuses relating to securities offerings of the State of California and various local agencies in California. While such information has not been independently verified, the Advisor has no reason to believe that such information is not correct in all material respects.

State Budget Process

The State's fiscal year begins on July 1st and ends on June 30th of the following year. Under the State Constitution, money may be drawn from the Treasury only through an appropriation made by law. The primary source of the annual expenditure is the annual Budget Act as approved by the Legislature and signed by the Governor. The annual budget is proposed by the Governor by January 10th of each year for the next fiscal year (the "Governor's Budget"). State law requires the annual proposed Governor's Budget to provide for projected revenues equal to or in excess of projected expenditures for the ensuing fiscal year. Following the submission of the Governor's Budget, the Legislature takes up the proposal. During late spring, usually in May, the Department of Finance submits revised revenue and expenditure estimates for both the current and budget years to the Legislature. This update process is referred to as the May Revision. The Budget Act, which follows the May Revision, must be approved by a two-thirds majority vote of each House of the Legislature.

Appropriations also may be included in legislation other than the Budget Act. With limited exceptions, bills containing General Fund appropriations must be approved by a two-thirds majority vote in each House of the Legislature and be signed by the Governor. Continuing appropriations, available without regard to fiscal year, may also be provided by statute or the State Constitution.

The Governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the Legislature.

Fiscal Year 2006-07 Budget

The 2006-07 Governor's Budget, released on January 10, 2006, revised various revenue and expenditure estimates for 2005-06. Under the 2006-07 Governor's Budget, General Fund expenditures for fiscal year 2005-06 were projected at $90.3 billion, an increase of $0.3 billion compared with 2005 Budget Act estimates. This included the following significant changes since the 2005 Budget
Act: a $273 million loss of expenditure savings due to not issuing pension obligation bonds as a result of pending litigation contesting their issuance; $137 million in additional expenditures for employee compensation; a $153 million decrease in the Medi-Cal program; a $1.829 billion increase in Proposition 98 expenditures; and a $174 million decrease in non-Proposition 98 K-12 expenditures.

The 2006-07 Governor's Budget estimated that the operating deficit for 2006-07 would be $6.3 billion. However, the Budget was balanced by using a large part of the 2005-06 ending fund balance. After taking into consideration the adjustments of $1.6 billion for the repayment or prepayment of prior obligations, including $460 million to prepay the Economic Recovery Bonds, the effective operating deficit for 2006-07 was projected at $4.7 billion. The 2006-07 Governor's Budget also projected a $613 million total reserve at the end of fiscal year 2006-07, including $460 million in the newly created Budget Stabilization Account pursuant to Proposition 58. General Fund revenues and transfers for fiscal year 2006-07 were projected at $91.5 billion, an increase of $3.9 billion compared with revised estimates for fiscal year 2005-06. The 2006-07 Governor's Budget estimated that General Fund revenues in 2006-07 would amount to $50.9 billion in personal income tax, $28.1 billion in sales tax, and $10.5 billion in corporation tax. The 2006-07 Governor's Budget also projected General Fund expenditures for fiscal year 2006-07 at $97.9 billion, an increase of $7.6 billion, or 8.4 percent, compared with revised estimates for 2005-06. The increase was due to: $5.3 billion in additional mandated program cost (70 percent of total increase); $1.7 billion to prepay Proposition 98 maintenance factor (22 percent); $0.3 billion to prepay or repay prior obligations (4 percent); and $0.3 billion in policy choices (4 percent).

The 2006-07 May Revision projected that the State would end fiscal year 2005-06 with a budgetary reserve of $8.8 billion, up $7.5 billion from estimates made at the time of the 2005 Budget Act. This increase in the budgetary reserve estimate was a result of $2.3 billion higher revenues in 2004-05, and projected increases in revenues in 2005-06 of $3.2 billion. The following were significant adjustments since the 2005 Budget Act: a $8.196 billion increase in major tax revenues due to an improved economic forecast; a $245 million increase due to higher State Lands Royalties and Unclaimed Property revenues; and a $252 million loss in revenues due to not issuing pension obligation bonds as a result of pending litigation contesting their issuance.

2006 Budget Act

The 2006 Budget Act was adopted by the Legislature on June 27, 2006, along with a number of implementing measures, and was signed by the Governor on June 30, 2006. In approving the budget, the Governor vetoed $112 million in appropriations (including $62 million in General Fund appropriations). Under the 2006 Budget Act, revenues and transfers were projected to increase 1.2 percent, from $92.7 billion in fiscal year 2005-06 to $93.9 billion in fiscal year 2006-07. As of November 2006, revenues and transfers were instead projected to increase 1.5 percent, from $93.4 billion in fiscal year 2005-06 to $94.8 billion in fiscal year 2006-07. The revenue projections assumed continued but moderating growth in California's economy as reflected in several key indicators. The 2006 Budget Act contained General Fund appropriations of $101.3 billion, compared to $92.7 billion in 2005-06. The difference between revenues and expenditures in fiscal year 2006-07 was expected to be funded by using a large part of the 2005-06 ending fund balance, projected as of November 2006 to be $10.9 billion. The June 30, 2007 reserve was projected to be $2.1 billion, compared to an estimated June 30, 2006 reserve of $9.5 billion. The 2006 Budget Act also included special fund expenditures of $26.6 billion and bond fund expenditures of $3.6 billion. The State has issued $1.5 billion of Revenue Anticipation Notes ("RANS") to meet the State's short-term cash flow needs for fiscal year 2006-07. This was the smallest State RAN borrowing since 2000-01.

Both the 2006 May Revision and 2006-07 Budget as it was enacted listed revenues and transfers of $93.9 billion. The expenditures reflected in the 2006 May Revision of $100.9 billion were increased in the 2006-07 Budget as enacted to $101.3 billion. The Special Fund for Economic Uncertainties was reduced from the 2006 May Revision amount of $1.7 billion to $1.6 billion.

The 2006 Budget Act set aside a combined total of more than $4.9 billion to address the state's debt, or 4.7 percent of total General Fund resources available, and established a budget reserve of $2.1 billion and early debt repayments of $2.8 billion. The 2006 Budget Act compared to the 2004 Budget Act provided an increase of more than $8.1 billion for K-14 education, for a total of nearly $55.1 billion. Estimated Proposition 98 funding per pupil increased to $11,264 in 2006-07, an increase of $1,287 per pupil from the revised 2004-05 level.

The 2006 Budget Act provided for $256 million to improve services to abused and neglected children; $214 million to improve the capacity of hospitals to handle disaster and epidemic related surges in demand for hospital care; and $196 million for law enforcement initiatives, including funding to help police departments cover the costs of booking fees, enhancements to law enforcement subventions, funding for methamphetamine eradication, funding for sexual assault felony enforcement grants to local governments, and grants to help county sheriffs and probation officers manage mentally ill offenders.

In addition, the Budget provided for improvements to California's transportation system, including $1.4 billion to fully fund for the second consecutive year the Proposition 42 provision for sales taxes on gasoline to be used for transportation projects, and an additional $1.4 billion for the early repayment of past loans from Proposition 42, for a total of $2.8 billion. Of the $1.4 billion repayment, $446 million is designated for cities and counties for local road and street maintenance that would otherwise not be funded. The Budget also provided $250 million for deferred maintenance in the state park system.

The 2006 Budget Act forecasted that General Fund revenues and transfers would be $92.7 billion during 2005-06 and $93.9 billion in 2006-07. The 2006 Budget Act estimate that the 2006-07 revenues and transfers would include a transfer of $472 million to the Budget Stabilization Account as required by Proposition 58, a one-time repayment of $177 million to retire debts owed to special funds, and a $200 million transfer of sales tax "spillover" funds from the General Fund to the Transportation Deferred Investment Fund.

The 2006 Budget Act also reflected a 10.5 percent increase in General Fund expenditures for legislative, judicial and executive agencies combined. Support for business, transportation and housing was increased by approximately $1.3 billion, or 75.8 percent over 2005-06. The 2006 Budget Act also reflected increases of 11.6 percent in expenditures for corrections and rehabilitation and
11.3 percent for labor and workforce development. The budget included total Medi-Cal expenditures of $35.1 billion ($13.8 billion General Fund), an increase of $1.8 billion ($946 million General Fund) over the revised 2005 Budget Act level. The average monthly Medi-Cal caseload is expected to be 6,664,700 beneficiaries in 2006-07. This represents an increase of 1.29 percent above the revised 2005 Budget Act level.

The 2006-07 Budget estimated that General Fund revenues in 2006-07 would amount to $50.9 billion in personal income tax, $28.1 billion in sales tax, and $10.5 billion in corporation tax. These tax revenues were forecasted to be $39.5 billion, $25.1 billion, and $8.6 billion, respectively, in 2005-06.

Fiscal Year 2007-08 Budget

The 2007-08 Governor's Budget, released on January 10, 2007, revised various revenue and expenditure estimates for 2006-07. The 2007-08 Governor's Budget projected that California will end fiscal year 2006-07 with a total reserve of $2.9 billion, an increase of $823 million from estimates made at the time the 2006 Budget Act was enacted. The Governor's Budget projected General Fund revenues and transfers for the 2007-08 fiscal year of $101.3 billion, an increase of 7.1 percent from the prior year, and expenditures of $103.1 billion, an increase of 1.0 percent, with the difference made up from prior year's available reserves.

As of the 2007-08 Governor's Budget, General Fund revenues and transfers for fiscal year 2006-07 were projected at $94.5 billion, an increase of $637 million compared with 2006 Budget Act estimates. This increase was primarily due to higher major tax revenues of $512 million. As of the 2007-08 Governor's Budget, General Fund expenditures for fiscal year 2006-07 were projected at $102.1 billion, an increase of $876 million compared with 2006 Budget Act estimates.

The 2007-08 Governor's Budget projected to end fiscal year 2007-08 with a $2.1 billion total reserve, including $1.5 billion in the Budget Stabilization Account. General Fund revenues and transfers for fiscal year 2007-08 were projected at $101.3 billion, an increase of $6.8 billion compared with revised estimates for fiscal year 2006-07. The 2007-08 Governor's Budget reflected, among other assumptions, an increase in 2007-08 major revenues of $5.8 billion, or 6.2 percent, due to continued economic growth and, to a lesser extent, certain revenue proposals. The 2007-08 Governor's Budget also reflected $506 million in revenues from Indian Gaming compacts that are pending legislative approval.

General Fund expenditures for fiscal year 2007-08 were projected at $103.1 billion, an increase of $1 billion, or 1 percent, compared with the revised estimates for 2006-07. This increase reflected, among other things, $2.6 billion in policy decisions to reduce expenditures, including a $1.1 billion reduction by expanding the use of revenue sources for public transportation costs.

The May Revision to the 2007-08 Governor's Budget (the "2007 May Revision") reflected that General Fund revenues were expected to be $95.685 billion in 2006-07 and $101.253 billion in 2007-08. This represents an increase of $1.166 billion in 2006-07 and a reduction of $24 million compared to the Governor's January budget.

These totals reflect transfers to the Budget Stabilization Account of $472 million in 2006-07 and $1.023 billion in 2007-08. The 2007 May Revision proposed to increase General Fund expenditures in 2007-08 by $1.5 billion or 1.5 percent over the level of spending in 2006-07, most of which spending is non-discretionary. Consequently, the 2007 May Revision reflects few discretionary spending increases and proposed legislation to reduce various state programs for total savings of $2.5 billion. The 2007 May Revision proposed additional program reductions for $430 million in additional savings, of which $230 million would be in the budget year, with the remainder occurring in the 2006-07 fiscal year. The May Revision also proposed full funding of the state's Proposition 98 obligation to education, full funding of the Governor's compacts with higher education and the judiciary, full funding of public safety, continuing efforts to reform the prison system and protecting economic growth by not raising taxes.

2007 Budget Act

The 2007 Budget Act was adopted by the Legislature on August 22, 2007, along with a number of implementing measures, and was signed by Governor Schwarzenegger on August 24, 2007. The 2007 Budget Act included the largest reserve of any budget act in the State's history. The May Revision proposed a total reserve of $2.2 billion, but due to the shortfall in revenue collections that came to light in June, and in recognition of the State's continuing structural deficit and other potential threats, the Legislature took actions to reduce spending and increase funds available, thereby increasing the total reserve to an unprecedented $3.4 billion. The Governor further reduced spending with $703 million in General Fund vetoes, raising the total reserve to $4.1 billion. As a result, General Fund spending growth in the 2007-08 budget is held to $0.6 billion, or 0.6 percent. These actions eliminate the gap between spending and revenues in 2007-08, after discounting the $1.023 billion of transfers to the Budget Stabilization Account.

The 2007 Budget Act contained General Fund expenditures of $102.3 billion, compared to $101.7 billion in 2006-07, and Special Fund expenditures of $2.6 billion, compared to $3.6 billion in 2006-07. Total revenues and transfers for 2007-08 are expected to be $101.2 billion, compared to $95.54 billion in 2006-07. A total of $2.1 billion will be transferred to the Budget Stabilization Account pursuant to Proposition 58; half of the transferred amount will remain in the Budget Stabilization Account for future purposes and the other half will be further transferred for the purpose of early retirement of Economic Recovery Bonds.

Most General Fund spending is non-discretionary. As of the May Revision to the Governor's Budget, of the total spending proposed, $1.7 billion was for paying debt and $1 billion was proposed for policy choices. The remainder was required either by the State Constitution, federal laws, statutory entitlements, binding labor agreements or court orders. The 2007 Budget Act contains the following major General Fund components: $1.0 billion in prepayments of the Economic Recovery Bonds ("ERBs"); Proposition 98 General Fund expenditures of $41.1 billion; $66.8 billion ($41.4 billion General Fund and $25.4 billion other funds) for K-12 education programs in 2007-08, which reflects an increase of $3.5 billion ($1.6 billion General Fund and $1.9 billion other funds) over the 2006-07 revised budget; and $28.3 billion in health and human services programs.

The above discussion of the fiscal years 2006-07 and 2007-08 budgets is based on estimates and projections of revenues and expenditures for the current fiscal year and must not be construed as statements of fact. These estimates and projections are based upon various assumptions, which may be affected by numerous factors, including future economic conditions in the State and the nation, and there can be no assurance that the estimates will be achieved.

Recent Developments

California's General Economic Conditions. California's economy, the largest among the 50 states and one of the largest in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. US economic growth was slower than expected in the first half of 2001, and the California economy began to slow in the spring of 2001. The State finally showed the impact of the national recession, coupled with a cyclical downturn in the high-technology sector, and entered a mild recession. The terrorist attacks on September 11, 2001 resulted in a further, but mostly temporary, weakening of the economy in tourism-based areas. The economy then stabilized with 887,100 jobs gained between July 2003 and March 2007 compared with 367,600 jobs lost between January 2001 and July 2003. California's population as of July 2006 of over 37 million represented over 12 percent of the total United States population.

Both the California economy and the national economy improved in 2005 and the first ten months of 2006. The output of the national economy, adjusted for inflation, has grown more strongly, and job growth has improved more recently. Between August 2005 and August 2006, California nonfarm payroll employment grew by 1.3 percent, the same as the nation as a whole. In August 2006, non-farm payroll employment rose above 15 million for the first time. Over the 12 months from July 2006 to July 2007, California non-farm payroll employment grew 1.1 percent. The job growth was broad-based, as seven of California's eleven major industry sectors gained jobs. The State's unemployment rate averaged 4.9 percent in 2006, and increased to 5.2 percent as of July 1, 2007.

In October 2006, the State's unemployment rate of 4.5 percent was the lowest in at least 30 years. California began 2007 with job losses in January, but February and March saw positive job gains. The annual benchmark revision of employment statistics in March 2007 revealed that considerably more jobs were created in the State during 2006 than were initially reported. California added 275,000 jobs in 2006, the best gain since 2000. Nine out of the 11 major industry sectors saw employment grow in 2006. An important development has been improved job growth in the San Francisco Bay Area. The region had the strongest percentage job growth of major California regional economies in 2006. The Department of Finance projected in April 2006 that unemployment will remain at or below 4.9 percent throughout 2008. As of June 2007, the State's unemployment rate was 5.2 percent while the national unemployment rate was 4.5 percent.

California personal income gained 6.1 percent in 2006, but is expected by the Governor's office to drop to 5.3 percent in 2007 before improving to 5.5 percent in 2008 and 5.8 percent in 2009. Taxable sales slowed considerably, however, in the second half of 2006. For the year as a whole, taxable sales increased 3.9 percent in 2006 compared to 7.4 percent in 2005.

Fluctuations in General Fund revenues are more pronounced than the volatility in California's overall economy and more substantial than the revenue fluctuations in other states, according to a January 2005 study by the Legislative Analyst's Office ("LAO"), a nonpartisan agency. The budgetary stresses resulting from dependence on cyclical revenue sources have been compounded by an underlying budget imbalance in which anticipated revenues fall short of spending commitments, some of which increase annually by law regardless of revenue.

The housing sector has continued to slow the national and California economies. A sharp drop in home building caused the national economy to grow at its slowest pace in four years in the first quarter of 2007. In California, housing permits were 40 percent below the peak level reached in the third quarter of 2005. As of October 2007, the effects of the ongoing housing slump and recent financial turmoil were evident in a variety of economic data releases. In recent employment estimates, the construction and finance sectors were notable sources of weakness. Home building and home sales remained sluggish through the second quarter of 2007. It is not clear that recent questions about the strength of the sub-prime mortgage market have yet been reflected in the performance of the housing market.

The outlook for the California economy is for slower growth in 2007 followed by improved growth in 2008 and 2009. Personal income is projected to grow 5.3 percent in 2007, 5.5 percent in 2008, and 5.8 percent in 2009, as compared to
6.1 percent in 2006. California non-farm payroll employment is forecasted to increase 1.3 percent in 2007, 1.2 percent in 2008 and 1.6 percent in 2009, as compared to 1.9 percent in 2006. As of September 2007, Preliminary General Fund agency cash for September 2007 was $809 million below the 2007 Budget Act forecast of $11 billion, and year-to-date revenues were $777 million below the $22.7 billion that was expected.

Taxable sales slowed considerably in the second half of 2006. Taxable sales increased 3.9 percent in 2006 compared to 7.4 percent in 2005. Made-in-California exports grew by 9.4 percent to a new record level of $127.7 billion in 2006. In addition, high-tech exports grew 6.7 percent in 2006. Exports of chemicals, miscellaneous manufactured products, and food and kindred products all grew at double-digit rates.

In the 2007-08 May Revision to the Governor's Budget, the Department of Finance projected that the struggling housing sector will continue to weigh on the State and national economies for the 2007 calendar year and to a lesser


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

extent in 2008, but economic growth should steadily improve beginning in the third quarter of 2007. The economic forecasts of the Department of Finance are prepared using national economic activity forecasts; major national and California economic indicators; revenue estimates; legislative, judicial and administrative changes; and recent cash results.

Cash Flow Requirements. The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. Current State debt obligations include:

o General Obligation Bonds. The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond measure is approved by a majority of the electorate voting at a general election or direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund. Under the State Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds. As of September 1, 2007, the State had outstanding approximately $51.5 billion aggregate principal amount of long-term general obligation bonds, and unused voter authorization for future issuance of approximately $68.01 billion of long-term general obligation bonds. In response to the Governor's proposal for a $220 billion infrastructure investment plan, which would have used $68 billion in new general obligation bonds, the Legislature approved four bond measures, totaling approximately $37.3 billion, all of which were approved by voters at the November 7, 2006 general election.

o Commercial Paper Program. Pursuant to legislation enacted in 1995, voter-approved general obligation indebtedness may, in some cases, be issued as commercial paper notes. Commercial paper notes may be renewed or refunded by the issuance of long-term bonds. Commercial paper notes are deemed issued upon authorization by the respective finance committees, whether or not such notes are actually issued. Pursuant to the terms of the bank credit agreement presently in effect, the general obligation commercial paper program may have up to $1.5 billion in aggregate principal and interest commitments outstanding at any time. This amount may be increased or decreased in the future. As of September 1, 2007 approximately $16 million aggregate principal amount of general obligation commercial paper notes had been issued and were outstanding.

o Lease-Purchase Obligations. The State builds and acquires facilities through the use of lease purchase borrowing, in addition to general obligation bonds. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities, such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency or the University of California under a long-term lease that provides the source of payment of the debt service on the lease-purchase bonds. Certain of the lease-purchase financings are supported by special funds rather than the General Fund. The State had approximately $7.7 billion General Fund-supported lease purchase obligations outstanding as of August 1, 2007. The State Public Works Board, which is authorized to sell lease revenue bonds, had approximately $10.9 billion authorized and unissued as of September 1, 2007, which includes new authorizations described below. In addition, as of that date, certain joint powers were authorized to issue approximately $81 million of revenue bonds to be secured by State leases. On May 3, 2007, the Governor signed AB 900 (Chapter 7, Statutes of 2007) which authorized issuance of up to $7.4 billion of lease-revenue bonds to finance acquisition, design and construction of new facilities at state prisons and county jails and for local re-entry facilities. Litigation has been filed challenging the legality of the financing plan in AB 900, as discussed below.

o Non-Recourse Debt. Certain agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities, housing, health facilities and pollution control facilities. State agencies and authorities had approximately $49.8


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

         billion aggregate principal amount of revenue bonds and notes which are non-recourse to the General Fund outstanding as of June 30, 2007.

o Economic Recovery Bonds. The California Economic Recovery Bond Act ("Proposition 57") was approved by voters on March 2, 2004. Proposition 57 authorizes the issuance of up to $15 billion in economic recovery bonds to finance the negative General Fund reserve balance and other General Fund obligations. Repayment of the economic recovery bonds is secured by a pledge of revenues from a one-quarter cent increase in the State's sale and use tax starting July 1, 2004. In addition, the economic recovery bonds are secured by the State's full faith and credit; however, moneys in the General Fund will only be used in the event the dedicated sales and use tax revenue is insufficient to repay the bonds.

         The state has issued $10.9 billion principal amount of Economic Recovery Bonds, resulting in the deposit of net proceeds to the General Fund of approximately $11.3 billion during the 2003-04 fiscal year (of which, for budgetary purposes, approximately $9.2 billion was applied to the 2002-03 fiscal year and approximately $2.0 billion was applied to offset fiscal year 2004-05 General Fund expenditures). The state may issue about $3.3 billion of the remainder of authorized Economic Recovery Bonds in the future, but the 2007 Budget Act assumes no Economic Recovery Bonds will be issued in fiscal year 2007-08. The Department of Finance has now estimated that, because of the repayment of other General Fund obligations incurred before June 30, 2004, the full $3.746 billion of unused voter authorization cannot be sold.

         Three different sources of funds are required to be applied to the early retirement (generally by purchase or redemption) of economic recovery bonds: (i) all proceeds from the quarter cent sales tax in excess of the amounts needed, on a semi-annual basis, to pay debt service and other required costs of the bonds, (ii) all proceeds from the sale of surplus State property, and (iii) fifty percent of each annual deposit, up to $5 billion in the aggregate, of future deposits in the reserve fund created by the California Balanced Budget Act. Funds from these sources have been used for early retirement of approximately $1.716 billion of bonds during fiscal years 2005-06 and 2006-07, including use of $472 million which was transferred from the BSA in 2006-07.

         The 2007 Budget Act provides $1 billion from the BSA to retire Economic Recovery Bonds in the 2007-08 fiscal year. In addition, there was approximately $394 million of excess sales tax revenues from the period January 1-June 30, 2007 which will be used for early retirement of economic recovery bonds, together with excess sales tax revenues which may be generated for the period July 1- December 31, 2007, and any proceeds of excess property sales. In total, the Administration anticipates that approximately $2.6 billion of economic recovery bonds will be retired in the 2007-08 fiscal year, including almost $2.2 billion in early repayments.

         Tobacco Settlement Revenue Bonds. In 1998 the state signed a settlement agreement (the "Master Settlement Agreement" or "MSA") with four major cigarette manufacturers (the "participating manufacturers" or "PMs"). Under the MSA, the participating manufacturers, the cigarette manufacturers agreed to make payments to the State in perpetuity, such payments amounting to approximately $25 billion over the first 25 years. Under a separate Memorandum of Understanding, half of the payments made by the cigarette manufacturers will be paid to the State and half to local governments. The specific amount to be received by the state and local governments is subject to adjustment. The MSA allows reduction of the manufacturers' payments for decreases in cigarette shipment volumes by the settling manufacturers, payments owed to certain "Previously Settled States" and certain types of offsets for disputed payments, among other things. However, settlement payments are adjusted upward each year by at least 3 percent for inflation, compounded annually.

         The Tobacco Securitization Law, enacted in 2002, authorized the establishment of a special purpose trust to purchase those assets. The bill also authorized that trust to issue revenue bonds secured by the tobacco settlement revenues received beginning in the 2003-04 fiscal year. An initial sale of 56.57 percent of the State's tobacco settlement revenues producing $2.5 billion in proceeds was completed in January 2003 ("Series 2003A").

         A second sale of the remaining 43.43 percent of the State's tobacco settlement revenues, which produced $2.3 billion in proceeds, was completed in September 2003 ("Series 2003B"). The Tobacco Securitization Law was amended in 2003 to require the Governor to request an appropriation in the annual Budget Act to pay debt service and other related costs of the tobacco settlement revenue bonds secured by the second (and only the second) sale of tobacco settlement revenues when such tobacco settlement revenues are insufficient therefor. The Legislature is not obligated to make any such requested appropriation. In August 2005 the Series 2003B Bonds were refinanced, retaining all of the covenants of the original issue, including the covenant regarding the request for a General Fund appropriation in the event tobacco revenues fall short. In return for providing this covenant, the State was paid a credit enhancement fee of $525 million as part of the refinancing, which was deposited into the General Fund.

         In March 2007, the state completed a refunding of all of the Series 2003A Bonds. This refunding generated additional proceeds of approximately $1.258 billion which are intended to be used (i) to offset the General Fund cost for the initial years of a litigation settlement related to the 2004-05 suspension of the Proposition 98 guarantee and (ii) for other purposes, such as funding capital projects. See "STATE FINANCES - Proposition 98." Some of these moneys have been used for General Fund expenses in 2007-08.

         In early 2006, the PMs asserted that they had lost market share in 2003 to the non-participating manufacturers ("NPMs"). A nationally recognized firm of economic consultants confirmed the assertion that the MSA was a significant factor contributing to the market share loss. Under the MSA, the PMs are authorized to withhold up to three times the amount of lost market share (adjusted downward by 2 percent) until such time as it is proven that the various states diligently enforced their model statutes that govern the NPMs. As a result, the amount of tobacco revenues received by the State was reduced in 2006 by $50.9 million. Nevertheless, the amount of tobacco revenues received were still in excess of the required debt service payments. Therefore, it is anticipated that the need to invoke the provisions included in the State's budget for Series 2005A is unlikely and there will be no impact to the General Fund for the 2007-08 fiscal year. Furthermore, the Series 2005A Bonds have reserve funds in excess of one year's debt service payments, which would be used before General Fund moneys. In April 2006, a similar filing was made by the PMs for the calendar year 2004 payments and the economic consultants also confirmed that the MSA was a significant factor contributing to the market share loss, but it is likewise anticipated that there was and will be no impact to the General Fund for the 2007-08 fiscal year. The State Attorney General is working in tandem with the other states' Attorney Generals, under the terms of the MSA, to compel the PMs to pay given that the state has been diligently enforcing the statutes as required in the MSA.

         Tobacco settlement revenue bonds are neither general nor legal obligations of the State or any of its political subdivisions and neither the faith and credit nor the taxing power nor any other assets or revenues of the State or of any political subdivision is or shall be pledged to the payment of any such bonds.

o Flood Litigation Settlement. In 2006, the state settled three related lawsuits arising from liability for past flood damages through stipulated judgments. The largest settlement (referred to as the Paterno case), in the amount of $428 million, provided for the state to make annual payments of $42.8 million, plus interest, for ten years; the payments are subject to annual appropriation by the Legislature. The first year's payment was included in the 2005 Budget Act and each subsequent budget act has included the required installment. This matter is not treated as a "debt" of the state for any legal or constitutional purposes.

o Cash Flow Borrowings. As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. The State has issued RANs in 19 of the last 20 fiscal years to partially fund timing differences between receipts and disbursements. By law, RANs must mature prior to the end of the fiscal year of issuance. If additional external cash flow borrowings are required, the State has issued revenue anticipation warrants ("RAWs"), which can mature in a subsequent fiscal year. RANs and RAWs are both payable from any "Unapplied Money" in the General Fund on their maturity date, subject to the prior application of such money in the General Fund to pay Priority Payments. "Priority Payments" are payments as and when due to: (i) support the public school system and public institutions of higher education (as provided in Section 8 of Article XVI of the Constitution of the State); (ii) pay principal of and interest on general obligation bonds and general obligation commercial paper notes of the state; (iii) provide reimbursement from the General Fund to any special fund or account to the extent such reimbursement is legally required to be made to repay borrowings therefrom pursuant to California Government Code Sections 16310 or 16418; and (iv) pay state employees' wages and benefits, state payments to pension and other state employee benefit trust funds, state Medi-Cal claims, and any amounts determined by a court of competent jurisdiction to be required to be paid with state warrants that can be cashed immediately. The state plans to issue $7.0 billion of RANs in November 2007 in order to maintain adequate reserves to manage the state's cash flow requirements during fiscal year 2007-08.

          Between November 2006 and August 2007, voters and the Legislature authorized more than $50 billion of new general obligation bonds and lease revenue bonds, increasing the amount of General Fund supported debt authorized and unissued to almost $75 billion as of September 1, 2007. In order to address the program needs for these new authorizations, along with those which existed before 2006, the state expects the volume of issuance of both of these categories of bonds to increase substantially, compared to previous years, starting in fiscal year 2007-08. Based on existing Legislative appropriations and current projections of program needs, the Department of Finance has estimated that annual new money issuance for these obligations in the five fiscal years from 2007-08 to 2011-12 - primarily as general obligation bonds - will total approximately $10 billion, $12 billion, $16 billion, $12 billion, and $8 billion, respectively. In addition, if the voters or the Legislature approve additional new bond authorizations in 2008 and beyond, the amount of bonds issued may be higher than these estimates.

          Based on the current Department of Finance projections of bond issuance, without taking into account any future authorizations which may occur, the aggregate amount of outstanding general obligation and lease revenue bonds would peak at about $98 billion by the middle of the next decade, compared to the current total outstanding amount of about $49 billion. The annual debt service costs on this amount of debt would peak at around $8.4 billion, compared to about $4.7 billion budgeted for fiscal year 2007-08. (These estimates do not include Economic Recovery Bonds, described above, nor do they take into account potential benefits from future refunding opportunities.) The actual amounts and timing of future issuance of general obligation and lease revenue obligations will depend on a variety of factors, including the timing of funding needs for the various programs for which such obligations are to be issued, interest rate and other market conditions at the time of issuance, and the timing and amounts of additional general obligation bonds or lease revenue bonds approved. The Governor has proposed substantial additional general obligation bond programs.

          Since the enactment of the 2007 Budget Act, the Administration has projected that the total budgetary reserve will be about $4.069 billion at June 30, 2008. However, subsequent developments could reduce that amount. A number of elements of the 2007 Budget Act may not occur in the amounts or in the time anticipated.

          The Administration has estimated that, although the 2007 Budget Act (absent subsequent developments discussed herein) was in an operating balance, there is a projected operating deficit of about $6.1 billion for 2008-09 absent further corrective actions. This is partly caused by the use of about $3.5 billion of one-time budget solutions in 2007-08, which cannot be replicated in 2008-09.

Bond Ratings

S&P, Moody's and Fitch assign ratings to California's long-term general obligation bonds. The ratings of S&P, Moody's and Fitch represent their opinions as to the quality of the municipal bonds they rate. The ratings are general and not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yield.

The financial difficulties experienced by California and municipal issuers during the recession of the early 1990's resulted in the credit ratings of certain of their obligations being downgraded significantly by the major rating agencies. The ratings on California's long-term general obligation bonds were reduced in the early 1990's from "AAA" levels that had existed prior to the recession of the early 1990's. After 1996, the three major rating agencies raised their ratings of California's general obligation bonds. However, major rating agencies, underwriters and investors have had major concerns about California's creditworthiness. The major rating agencies have cited over the years, among other things, concerns about California's missed budget deadlines and ongoing structural budget impediments, resulting in reductions of the ratings of the State's general obligation bonds by S&P, Moody's and Fitch. In April 2001, Fitch placed the State's rating on rating watch - negative. Although S&P placed California's senior ratings on its "credit watch" list in January 2001, it removed the State from the list in June 2001, but warned that the State's financial outlook remained negative.

In December 2002, the ratings of the State's general obligation bonds were further reduced by S&P to "A" and by Fitch to "A." In the summer of 2003, the ratings of S&P and Moody's were reduced to "BBB" and "A3" respectively. In December 2003, Moody's again reduced its rating of the State's general obligation bonds to "Baa1," citing concerns over the State's recent action to cut the vehicle licensing fee, as well as the State's continuing inability to reach political consensus on solutions to its budget and financial difficulties.

In May 2004, Moody's upgraded California's rating to "A3." In August 2004, S&P upgraded California's rating to "A" and Fitch removed California's rating from rating watch - negative and upgraded its rating to "A-." The ratings of these bonds have continued to improve, and as of December 27, 2007, the S&P rating of California's general obligation bonds was A+, Moody's was A1, and Fitch's rating was A+.

The ratings of certain related debt of other issuers for which California has an outstanding lease purchase, guarantee or other contractual obligation (such as for State-insured hospital bonds) are generally linked directly to California's rating. Should the financial condition of California deteriorate, its credit ratings could be reduced, and the market value and marketability of all outstanding notes and bonds issued by California, its public authorities or local governments could be adversely affected.

There can be no assurance that such ratings will be maintained in the future. The State's credit rating, and any future revisions or withdrawal of a credit rating, could have a negative effect on the market price of the State's general obligation bonds, as well as notes and bonds issued by California's public authorities and local governments. Lower ratings make it more expensive for the State to raise revenue, and in some cases, could prevent the State from issuing general obligation bonds in the quantity otherwise desired. Further, downgrades can negatively impact the marketability and price of securities in the Fund's portfolio.

Litigation

The State is a party to numerous legal proceedings, many of which normally occur in governmental operations. In addition, the State is involved in certain other legal proceedings (described in the State's recent financial statements) that, if decided against the State might require the State to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation, estimate the potential impact on the ability of the State to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on the Fund. The following summarizes several significant legal proceedings to which the State is a party:

Matter Seeking Recalculation of Minimum School Funding Guarantee. On August 8, 2005, a lawsuit titled California Teachers Association et al. v. Arnold Schwarzenegger et al. was filed. Plaintiffs - California Teachers Association, California Superintendent of Public Instruction Jack O'Connell, and various other individuals - allege that the California Constitution's minimum school funding guarantee was not followed for the 2004-2005 fiscal year and the 2005-06 fiscal year in the aggregate amount of approximately $3.1 billion. Plaintiffs seek a writ of mandate requiring the State to recalculate the minimum-funding guarantee in compliance with the California Constitution. On May 10, 2006, counsel for all parties executed a settlement agreement, and the action has been stayed pending implementation legislation. The settlement calls for payment of the outstanding balance of the minimum funding obligation to school districts and community college districts (approximately $3 billion in the aggregate) through the 2013-14 fiscal year.

Matter Seeking Validation of Pension Obligation Bonds. Although the Legislature had authorized the Pension Obligation Bond Committee ("Committee") to issue bonds to fund all or a portion of the State's pension obligation in any two fiscal years, the Sacramento County Superior Court ruled on November 15, 2005 that the bonds were not valid under the State's debt limit. On July 3, 2007, the Court of Appeal for the Third Appellate District ruled that the Legislature's authorization to issue bonds to pay a portion of the state's pension obligation is invalid. The state is not planning to appeal the decision. The 2007 Budget Act did not include pension obligation bonds.

Prison Healthcare Reform. Plaintiffs in this class action regarding all prison medical care in California alleged that the State was not providing constitutionally adequate medical care as required by the Eighth Amendment to the U.S. Constitution. The case was settled in 2002, but the federal court retained jurisdiction to enforce the terms of a stipulated judgment. The district court appointed a Receiver, who took office in April 2006, to run and operate the approximately $1.3 billion adult health care delivery system (excluding mental health and dental care) of the California Department of Corrections and Rehabilitation, affecting approximately 32 prisons throughout the State (excluding Pelican Bay Prison). At this time it is unknown what financial impact such an unprecedented decision would have on the General Fund.

Constitutional, Legislative and Other Factors

Certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could produce the adverse effects described below, among others.

Revenue Distribution. Certain debt obligations held by the Fund may be obligations of issuers which rely in whole or in part on California State revenues for payment of these obligations. Property tax revenues and a portion of the State's General Fund surplus are distributed to counties, cities and their various taxing entities and the State assumes certain obligations theretofore paid out of local Funds. Whether and to what extent a portion of the State's General Fund will be distributed in the future to counties, cities and their various entities is unclear.

Health  Care  Legislation.  Certain  debt  obligations  held by the  Fund may be obligations which are payable solely from the revenues of health care institutions. Certain provisions under California law may adversely affect these revenues and, consequently, payment on those debt obligations.

The Federally sponsored Medicaid program for health care services to eligible welfare beneficiaries in California is known as the Medi-Cal program. Historically, the Medi-Cal program provided for a cost-based system of reimbursement for inpatient care furnished to Medi-Cal beneficiaries by any hospital wanting to participate in the Medi-Cal program, provided such hospital met applicable requirements for participation. California law now provides that the State of California shall selectively contract with hospitals to provide acute inpatient services to Medi-Cal patients. Medi-Cal contracts currently apply only to acute inpatient services. Generally, such selective contracting is made on a flat per diem payment basis for all services to Medi-Cal beneficiaries, and generally such payment has not increased in relation to inflation, costs or other factors. Other reductions or limitations maybe imposed on payment for services rendered to Medi-Cal beneficiaries in the future.

Under this approach, in most geographical areas of California, only those hospitals which enter into a Medi-Cal contract with the State of California will be paid for non-emergency acute inpatient services rendered to Medi-Cal beneficiaries. The State may also terminate these contracts without notice under certain circumstances and is obligated to make contractual payments only to the extent the California legislature appropriates adequate Funding therefor.

California enacted legislation in 1982 that authorizes private health plans and insurers to contract directly with hospitals for services to beneficiaries on negotiated terms. Some insurers have introduced plans known as "preferred provider organizations" ("PPOs"), which offer financial incentives for subscribers who use only the hospitals which contract with the plan. Under an exclusive provider plan, which includes most health maintenance organizations ("HMOs"), private payors limit coverage to those services provided by selected hospitals. Discounts offered to HMOs and PPOs may result in payment to the contracting hospital of less than actual cost and the volume of patients directed to a hospital under an HMO or PPO contract may vary significantly from projections. Often, HMO or PPO contracts are enforceable for a stated term, regardless of provider losses or of bankruptcy of the respective HMO or PPO. It is expected that failure to execute and maintain such PPO and HMO contracts would reduce a hospital's patient base or gross revenues. Conversely, participation may maintain or increase the patient base, but may result in reduced payment and lower net income to the contracting hospitals.

These debt obligations may also be insured by the State of California pursuant to an insurance program implemented by the Office of Statewide Health Planning and Development for health facility construction loans. If a default occurs on insured debt obligations, the State Treasurer will issue debentures payable out of a reserve Fund established under the insurance program or will pay principal and interest on an unaccelerated basis from unappropriated State Funds. The Office of Statewide Health Planning and Development commissioned various studies, commencing in December 1983, to evaluate the adequacy of the reserve Fund established under the insurance program and based on certain formulations and assumptions, found the reserve Fund substantially underfunded. The most recent study, completed in February 2003 by Milliman USA, concluded, among other things, that reserves were sufficient and, assuming "normal and expected" conditions, the Health Facility Construction Loan Insurance Fund, as of June 30, 2002, should maintain a positive balance over the projection period of 15 years.

Mortgages and Deeds. Certain debt obligations in the Fund may be obligations which are secured in whole or in part by a mortgage or deed of trust on real property. California law limits the remedies of a creditor secured by a mortgage or deed of trust. State law limits the creditor's right to obtain a deficiency judgment and a deficiency judgment is barred when the foreclosure is accomplished by means of a nonjudicial trustee's sale. In addition, a deficiency judgment is barred when the foreclosed mortgage or deed of trust secures certain purchase money obligations. State law requires creditors secured by real property to exhaust their real property security by foreclosure before bringing a personal action against the debtor and limits any deficiency judgment obtained by a creditor secured by real property following a judicial sale of such property to the excess of the outstanding debt over the fair value of the property at the time of the sale, thus preventing the creditor from obtaining a large deficiency judgment against the debtor as the result of low bids at a judicial sale. State law also gives a debtor the right to redeem the real property from any judicial foreclosure sale as to which a deficiency judgment may be ordered against the debtor.

Upon the default of a mortgage or deed of trust with respect to California real property, the creditor's nonjudicial foreclosure rights under the power of sale contained in the mortgage or deed of trust are subject to the constraints imposed by California law upon transfers of title to real property by private power of sale. During the three-month period beginning with the filing of a formal notice of default, the debtor is entitled to reinstate the mortgage by making any overdue payments. Under standard loan servicing procedures, the filing of the formal notice of default does not occur unless at least three full monthly payments have become due and remain unpaid. The power of sale is exercised by posting and publishing a notice of sale after expiration of the three-month reinstatement period, which notice of sale must be given at least 20 days before the scheduled sale date. The debtor may reinstate the mortgage, in the manner described above, up to five business days prior to the scheduled sale date. Therefore, the effective minimum period for foreclosing on a mortgage could be in excess of seven months after the initial default. Such time delays in collections could disrupt the flow of revenues available to an issuer for the payment of debt service on the outstanding obligations if such defaults occur with respect to a substantial number of mortgages or deeds of trust securing an issuer's obligations.

In addition, a court could find that there is sufficient involvement of the issuer in the nonjudicial sale of property securing a mortgage for such private sale to constitute "State action," and could hold that the private-right-of-sale proceedings violate the due process requirements of the Federal or State Constitutions, consequently preventing an issuer from using the nonjudicial foreclosure remedy described above.

Certain debt obligations in the Fund may be obligations which finance the acquisition of single-family home mortgages for low and moderate-income mortgagors. These obligations may be payable solely from revenues derived from the home mortgages, and are subject to California's statutory limitations described above applicable to obligations secured by real property. Under California antideficiency legislation, there is no personal recourse against a mortgagor of a single-family residence purchased with the loan secured by the mortgage, regardless of whether the creditor chooses judicial or nonjudicial foreclosure.

Under California law, mortgage loans secured by single-family owner-occupied dwellings may be prepaid at any time. Prepayment charges on such mortgage loans may be imposed only with respect to voluntary prepayments made during the first five years during the term of the mortgage loan, and then only if the borrower prepays an amount in excess of 20 percent of the original principal amount of the mortgage loan in a 12-month period; a prepayment charge cannot in any event exceed six months' advance interest on the amount prepaid during the 12-month period in excess of 20 percent of the original principal amount of the loan. This limitation could affect the flow of revenues available to an issuer for debt service on the outstanding debt obligations which financed such home mortgages.

Proposition 9. On November 6, 1979, an initiative known as "Proposition 9" or the "Gann Initiative" was approved by the California voters, which added Article XIIIB to the California Constitution. Under Article XIIIB, State and local governmental entities have an annual "appropriations limit" and are not allowed to spend certain moneys called "appropriations subject to limitation" in an amount higher than the "appropriations limit." Article XIIIB does not affect the appropriation of moneys which are excluded from the definition of "appropriations subject to limitation," including debt service on indebtedness existing or authorized as of January 1, 1979, or bonded indebtedness subsequently approved by the voters. In general terms, the "appropriations limit" is required to be based on certain 1978/79 expenditures, and is to be adjusted annually to reflect changes in consumer prices, population, and certain services provided by these entities. Article XIIIB also provides that if these entities' revenues in any year exceed the amounts permitted to be spent, the excess is to be returned by revising tax rates or fee schedules over the subsequent two years.

Proposition 13. Certain of the debt obligations may be obligations of issuers who rely in whole or in part on ad valorem real property taxes as a source of revenue. On June 6, 1978, California voters approved an amendment to the California Constitution known as Proposition 13, which added Article XIIIA to the California Constitution. The effect of Article XIIIA was to limit ad valorem taxes on real property and to restrict the ability of taxing entities to increase real property tax revenues.

Section 1 of Article XIIIA, as amended, limits the maximum ad valorem tax on real property to 1 percent of full cash value to be collected by the counties and apportioned according to law. The 1 percent limitation does not apply to ad valorem taxes or special assessments to pay the interest and redemption charges on any bonded indebtedness for the acquisition or improvement of real property approved by two-thirds of the votes cast on the proposition. Section 2 of
Article XIIIA defines "full cash value" to mean "the County Assessor's valuation of real property as shown on the 1975/76 tax bill under `full cash value' or, thereafter, the appraised value of real property when purchased, newly constructed, or a change in ownership has occurred after the 1975 assessment." The full cash value may be adjusted annually to reflect inflation at a rate not to exceed 2 percent per year, or reduction in the consumer price index or comparable local data, or reduced in the event of declining property value caused by damage, destruction or other factors.

Legislation enacted by the California Legislature to implement Article XIIIA provides that notwithstanding any other law, local agencies may not levy any ad valorem property tax except to pay debt service on indebtedness approved by the voters prior to July 1, 1978, and that each county will levy the maximum tax permitted by Article XIIIA.

Subsequent to the adoption of Proposition 13, the State provided aid to local governments from the General Fund; however, during the recession of the early 1990s, the Legislature eliminated most components of aid to local government entities but provided additional revenue sources, such as sales taxes, and reduced certain mandates for local services. The 2004 Budget Act, related legislation and the enactment of Senate Constitutional Amendment No. 4 dramatically changed the State-local fiscal relationship. These statutory and Constitutional changes implemented an agreement negotiated between the Governor and local government officials (the "state-local agreement") in connection with the 2004 Budget Act. One such change relates to the reduction of the vehicle license fee ("VLF") rate from 2 percent to 0.65 percent of the market value of the vehicle. In order to protect local governments, which have previously received all VLF revenues, the reduction in VLF revenue to cities and counties from this rate change was replaced by an increase in the amount of property tax they receive.

As part of the state-local agreement, Senate Constitutional Amendment No. 4 was enacted by the Legislature and subsequently approved by voters as Proposition 1A at the November 2004 election. Proposition 1A amended the State Constitution to, among other things, reduce the Legislature's authority over local government revenue sources by placing restrictions on the State's access to local governments' property, sales and VLF revenues as of November 3, 2004. Per the amendment, beginning with fiscal year 2008-09, the State will be able to borrow up to 8 percent of local property tax revenues, but only if the Governor proclaims such action is necessary due to a severe State fiscal hardship, two-thirds of both Houses of the Legislature approve the borrowing, and the amount borrowed is required to be paid back within three years. The State also will not be able to borrow from local property tax revenues for more than two fiscal years within a period of 10 fiscal years, and only if previous borrowings have been repaid.

In addition, the State cannot reduce the local sales tax rate or restrict the authority of local governments to impose or change the distribution of the statewide local sales tax. Proposition 1A also prohibits the State from mandating activities on cities, counties or special districts without providing for the funding needed to comply with the mandates. Beginning in fiscal year 2005-06, if the State does not provide funding for the activity that has been determined to be mandated, the requirement on cities, counties or special districts to abide by the mandate will be suspended. In addition, Proposition 1A expanded the definition of what constitutes a mandate to encompass State action that transfers financial responsibility to cities, counties and special districts for a required program for which the State previously had partial or complete responsibility. The State mandate provisions of Proposition 1A do not apply to schools or community colleges or to mandates relating to employee rights.

However, proposals related to Proposition 1A were a ballot measure passed in the November 7, 2006 election, officially titled "Transportation Funding Protection, Legislative Constitutional Amendment." The measure protects transportation funding for traffic congestion relief projects, safety improvements, and local streets and roads. It seeks to prohibit the State sales tax on motor vehicle fuels from being used for any purpose other than transportation improvements, and will authorize loans of these funds only in the case of severe State fiscal hardship. The measure will require loans of revenues from State sales tax on motor vehicle fuels to be fully repaid within three years and restrict loans to no more than two in any 10-year period. The California Legislative Analyst's Office (the "Office") estimates that the net State and local government fiscal impact will not amount to any direct revenue or cost effects. The Office also reports that the measure will increase stability of funding for State and local transportation uses in 2007 and thereafter, and will reduce somewhat the State's authority to use these funds for other, non-transportation priorities.

Proposition 58. Shortly after being elected in October 2003, Governor Schwarzenegger asked the California Legislature to send to California voters a proposal to amend the California Constitution to impose a spending limit which would require that expenditures not exceed revenues. The Legislature approved this proposal in mid-December 2003, and accordingly the measure appeared on the March 2004 primary ballot. Voters approved the measure.

The measure, known as Proposition 58, amended Article XIIIB of the California Constitution. The amendment provides for the following:

1. Requires enactment of a balanced budget where General Fund expenditures do not exceed estimated General Fund revenues;

2. Allows the Governor to proclaim a fiscal emergency in specified circumstances, and submit proposed legislation to address the fiscal emergency;

3. Requires the Legislature to stop other action and act on legislation proposed to address the emergency;

4.       Establishes a budget reserve;

5.       Provides that the California  Economic  Recovery Bond Act  (Proposition
         57) is for a single object or work; and

6.       Prohibits any future deficit bonds.

In addition to Proposition 58, a number of other laws and constitutional amendments have been enacted over the years, often through voter initiatives, which have, among other things, made it more difficult to raise State taxes, restricted the use of State General Fund or special fund revenues, or otherwise limited the Legislature and Governor's discretion in enacting budgets. Examples of constraints on the budget process include Proposition 13, as discussed above (requiring a two-thirds vote in each House of the Legislature to change State taxes enacted for the purpose of increasing revenues collected), Proposition 98, as discussed below (requiring a minimum percentage of General Fund revenues be spent on local education), Proposition 49 (requiring expanded State funding for before and after school programs), Proposition 10 (raising taxes on tobacco products but mandating the expenditure of such revenues) and Proposition 63 (imposing a 1 percent tax surcharge on taxpayers with annual taxable income of more than $1 million in order to fund mental health services and limiting the Legislature or Governor from redirecting funds now used for mental health services).

The net State fiscal effects will vary year by year and depend in part on actions of future Legislatures. Reserve provisions may smooth State spending, with reductions during economic expansions and increases during downturns. The balanced budget and debt limitation provisions could result in more immediate actions to correct budgetary shortfalls.

Proposition 62. On November 4, 1986, California voters approved an initiative statute known as Proposition 62. This initiative provided the following:

         1. Requires that any tax for general governmental purposes imposed by local governments be approved by resolution or ordinance adopted by a two-thirds vote of the governmental entity's legislative body and by a majority vote of the electorate of the governmental entity;

         2. Requires that any special tax (defined as taxes levied for other than general governmental purposes) imposed by a local governmental entity be approved by a two-thirds vote of the voters within that jurisdiction;

         3. Restricts the use of revenues from a special tax to the purposes or for the service for which the special tax was imposed;

         4. Prohibits the imposition of ad valorem taxes on real property by local governmental entities except as permitted by Article XIIIA;

         5. Prohibits the imposition of transaction taxes and sales taxes on the sale of real property by local governments;

         6. Requires that any tax imposed by a local government on or after August 1, 1985 be ratified by a majority vote of the electorate within two years of the adoption of the initiative;

         7. Requires that, in the event a local government fails to comply with the provisions of this measure, a reduction in the amount of property tax revenue allocated to such local government occurs in an amount equal to the revenues received by such entity attributable to the tax levied in violation of the initiative; and

         8. Permits these provisions to be amended exclusively by the voters of the State of California.

In September 1988, the California Court of Appeal in City of Westminster v. County of Orange, 204 Cal. App. 3d 623, 215 Cal. Rptr. 511 (Cal. Ct. App. 1988), held that Proposition 62 is unconstitutional to the extent that it requires a general tax by a general law city, enacted on or after August 1, 1985 and prior to the effective date of Proposition 62, to be subject to approval by a majority of voters. The Court held that the California Constitution prohibits the imposition of a requirement that local tax measures be submitted to the electorate by either referendum or initiative. It is impossible to predict the impact of this decision on special taxes or on new taxes imposed after the effective date of Proposition 62. The California Court of Appeal in City of Woodlake v. Logan, (1991) 230 Cal. App. 3d 1058, subsequently held that Proposition 62's popular vote requirements for future local taxes also provided for an unconstitutional referenda. The California Supreme Court declined to review both the City of Westminster and the City of Woodlake decisions.

In Santa Clara Local Transportation Authority v. Guardino, (Sept. 28, 1995) 11 Cal. 4th 220, reh'g denied, modified (Dec. 14, 1995) 12 Cal. 4th 344, the California Supreme Court upheld the constitutionality of Proposition 62's popular vote requirements for future taxes, and specifically disapproved of the City of Woodlake decision as erroneous. The Court did not determine the correctness of the Westminster decision because that case appeared distinguishable, was not relied on by the parties in Guardino, and involved taxes not likely to still be at issue. It is impossible to predict the impact of the Supreme Court's decision on taxes imposed in reliance on the Woodlake case.

In Traders Sports, Inc. et al. v. City of San Leandro, 93 Cal. App. 4th 37 (Cal. Ct. App. 2001), the Court held that Section 53724(b) of the Government Code, which is the part of Proposition 62 that requires tax measures to be approved by two-thirds of the legislative body of the local government before such measures can be placed before the voters in an election, does not apply to charter cities. In that case, a tax ordinance that was approved by only a majority of the local city counsel was placed before the residents of the city, in accordance with the city's municipal code and charter.

In McBrearty v. City of Brawley, 59 Cal. App. 4th 1441, (Cal. Ct. App. 1997), the Court of Appeals held that the city of Brawley must either hold an election or cease collection of utility taxes that were not submitted to a vote. In 1991, the city of Brawley adopted an ordinance imposing a utility tax on its residents and began collecting the tax without first seeking voter approval. In 1996, the taxpayer petitioned for writ of mandate contending that Proposition 62 required the city to submit its utility tax on residents to a vote of the local electorate. The trial court issued a writ of mandamus and the city appealed.

First, the Court of Appeal held that the taxpayer's cause of action accrued for statute of limitation purposes at the time of the Guardino decision rather than at the time when the city adopted the tax ordinance in July 1991. This holding has been rejected by the California Supreme Court. Howard Jarvis Taxpayers Association et al. v. City of La Habra, 25 Cal. 4th 809 (2001). In City of La Habra, which is a case similar to City of Brawley, the Supreme Court held that the taxpayer's cause of action accrued each time the tax was collected, regardless of when the tax measure was adopted.

Second, in the City of Brawley decision, the Court held that the voter approval requirement in Proposition 62 was not an invalid mechanism under the State constitution for the involvement of the electorate in the legislative process. Third, the Court rejected the city's argument that Guardino should only be applied on a prospective basis. Finally, the Court held Proposition 218 (see discussion below) did not impliedly protect any local general taxes imposed before January 1, 1995 against challenge.

Proposition 87. On November 8, 1988, California voters approved Proposition 87. Proposition 87 amended Article XVI, Section 16, of the California Constitution by authorizing the California Legislature to prohibit redevelopment agencies from receiving any of the property tax revenue raised by increased property tax rates levied to repay bonded indebtedness of local governments approved by voters on or after January 1, 1989.

Proposition 98. On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State Funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Under Proposition 98 (modified by Proposition 111 as discussed below), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIIIB by reference to State per capita personal income) and enrollment ("Test 2"), or (c) a third test, which would replace Test 2 in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ("Test 3"). Under Test 3, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth.

Proposition 98 permits the Legislature -- by two-thirds vote of both Houses, with the Governor's concurrence -- to suspend the K-14 schools' minimum Funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIIIB limit to K-14 schools.

Proposition 111. On June 30, 1989, the California Legislature enacted Senate Constitutional Amendment 1, a proposed modification of the California Constitution to alter the spending limit and the education Funding provisions of Proposition 98. Senate Constitutional Amendment 1 -- on the June 5, 1990 ballot as Proposition 111 -- was approved by the voters and took effect on July 1, 1990. Among a number of important provisions, Proposition 111 recalculated spending limits for the State and for local governments, allowed greater annual increases in the limits, allowed the averaging of two years' tax revenues before requiring action regarding excess tax revenues, reduced the amount of the Funding guarantee in recession years for school districts and community college districts (but with a floor of 40.9 percent of State General Fund tax revenues), removed the provision of Proposition 98 which included excess moneys transferred to school districts and community college districts in the base calculation for the next year, limited the amount of State tax revenue over the limit which would be transferred to school districts and community college districts, and exempted increased gasoline taxes and truck weight fees from the State appropriations limit. Additionally, Proposition 111 exempted from the State appropriations limit Funding for capital outlays.

Proposition  218.  On  November  5,  1996,  the  voters  of the  State  approved
Proposition 218, a constitutional initiative, entitled the "Right to Vote on Taxes Act" ("Proposition 218"). Proposition 218 adds Articles XIIIC and XIIID to the California Constitution and contains a number of interrelated provisions affecting the ability of local governments to levy and collect both existing and future taxes, assessments, fees and charges. Proposition 218 became effective on November 6, 1996. The Sponsors are unable to predict whether and to what extent Proposition 218 may be held to be constitutional or how its terms will be interpreted and applied by the courts. Proposition 218 could substantially restrict certain local governments' ability to raise future revenues and could subject certain existing sources of revenue to reduction or repeal, and increase local government costs to hold elections, calculate fees and assessments, notify the public and defend local government fees and assessments in court. For example, as discussed below, a California appellate court in the case of Consolidated Fire Protection Dist. et al. v. Howard Jarvis Taxpayers' Assoc., 63 Cal. App. 4th 211 (1998) upheld one of the provisions of Proposition 218 that allows a majority of affected property owners to defeat local government attempts to increase certain property-based fees or charges.

Article XIIIC of Proposition 218 requires majority voter approval for the imposition, extension or increase of general taxes and two-thirds voter approval for the imposition, extension or increase of special taxes, including special taxes deposited into a local government's general Fund.

Article XIIIC of Proposition 218 also expressly extends the initiative power to give voters the power to reduce or repeal local taxes, assessments, fees and charges, regardless of the date such taxes, assessments, fees or charges were imposed. This extension of the initiative power to some extent constitutionalizes the March 6, 1995 State Supreme Court decision in Rossi v. Brown, which upheld an initiative that repealed a local tax and held that the State constitution does not preclude the repeal, including the prospective repeal, of a tax ordinance by an initiative, as contrasted with the State constitutional prohibition on referendum powers regarding statutes and ordinances which impose a tax. Generally, the initiative process enables California voters to enact legislation upon obtaining requisite voter approval at a general election. Proposition 218 extends the authority stated in Rossi v. Brown by expanding the initiative power to include reducing or repealing assessments, fees and charges, which had previously been considered administrative rather than legislative matters and therefore beyond the initiative power.

The initiative power granted under Article XIIIC of Proposition 218, by its terms, applies to all local taxes, assessments, fees and charges and is not limited to local taxes, assessments, fees and charges that are property related.

Article XIIID of Proposition 218 adds several new requirements making it generally more difficult for local agencies to levy and maintain "assessments" for municipal services and programs. "Assessment" is defined to mean any levy or charge upon real property for a special benefit conferred upon the real property.

Article XIIID of Proposition 218 also adds several provisions affecting "fees" and "charges" which are defined as "any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a local government upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service." All new and, after June 30, 1997, existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges which (i) generate revenues exceeding the Funds required to provide the property related service, (ii) are used for any purpose other than those for which the fees and charges are imposed, (iii) are for a service not actually used by, or immediately available to, the owner of the property in question, or (iv) are used for general governmental services, including police, fire or library services, where the service is available to the public at large in substantially the same manner as it is to property owners. Further, before any property related fee or charge may be imposed or increased, written notice must be given to the record owner of each parcel of land affected by such fee or charges. The local government must then hold a hearing upon the proposed imposition or increase of such property based fee, and if written protests against the proposal are presented by a majority of the owners of the identified parcels, the local government may not impose or increase the fee or charge. This aspect of Proposition 218, section 4 of Article XIIID, was found not to constitute an unlawful referendum pursuant to
Article II, section 9 of the California Constitution. The court held that these "balloting procedures" were constitutional. Consolidated Fire Protection Dist., supra, at 225-26. Moreover, except for fees or charges for sewer, water and refuse collection services, no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

Reverse Repurchase Agreement. The Fund may also engage in "reverse repurchase agreements," which are repurchase agreements in which the Fund, as the seller of securities, agrees to repurchase them at an agreed upon time and price. Reverse repurchase agreements will only be used by the Fund to raise cash on a temporary basis to meet redemptions when it would like to retain the Municipal Securities in its portfolio and it expects to be able to repurchase them in a short time with funds from maturing investments and from net sales of Fund shares. Use of reverse repurchase agreements, because of the lower transaction costs involved, is often preferable to a regular sale and later repurchase of the securities.

Securities Backed by Guarantees. The Fund may invest in securities backed by guarantees from banks, insurance companies and other financial institutions. A money market fund's ability to maintain a stable share price may depend upon such guarantees, which are not supported by federal deposit insurance. Consequently, changes in the credit quality of these institutions could have an adverse impact on securities they have guaranteed or backed, which could cause losses to a portfolio and affect its share price.

Stand-by Commitments. A stand-by commitment is a right acquired by the Fund, when it purchases a municipal obligation from a broker, dealer or other financial institution ("seller"), to sell up to the same principal amount of such securities back to the seller, at the Fund's option, at a specified price. Stand-by commitments are also known as "puts." The exercise by the Fund of a stand-by commitment is subject to the ability of the other party to fulfill its contractual commitment.

Stand-by commitments acquired by the Fund will have the following features: (1) they will be in writing and will be physically held by the Fund's custodian; (2) the fund's right to exercise them will be unconditional and unqualified; (3) they will be entered into only with sellers which in the Advisor's opinion present a minimal risk of default; (4) although stand-by commitments will not be transferable, municipal obligations purchased subject to such commitments may be sold to a third party at any time, even though the commitment is outstanding; and (5) their exercise price will be (i) the Fund's acquisition cost (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date.

The Fund expects that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund will pay for stand-by commitments, either separately in cash or by paying a higher price for Fund securities which are acquired subject to the commitments.

It is difficult to evaluate the likelihood of use or the potential benefit of a stand-by commitment. Therefore, it is expected that the Advisor will determine that stand-by commitments ordinarily have a "fair value" of zero, regardless of whether any direct or indirect consideration was paid. However, if the market price of the security subject to the stand-by commitment is less than the exercise price of the stand-by commitment, such security will ordinarily be valued at such exercise price. Where the Fund has paid for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held.

The Advisor understands that the IRS has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. The Fund intends to take the position that it owns any municipal obligations acquired subject to a Stand-by Commitment and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the IRS will agree with such position in any particular case.


Impact of Sub-Prime Mortgage Market. The Fund may invest in companies that may be affected by the downturn in the sub-prime mortgage lending market in the US. Sub-prime loans, which tend to have higher interest rates, are made to borrowers who do not qualify for prime rate loans because of their low credit ratings or other factors that suggest that they have a higher probability of defaulting. The downturn in the sub-prime mortgage-lending market has had, and may continue to have, a far-reaching impact on the broader securities market, especially in the sub-prime, asset-backed and other debt related securities markets. In addition to performance issues, the reduced investor demand for sub-prime, asset-backed and other debt related securities as a result of the downturn has created liquidity and valuation issues for these securities. The Fund's investments related to or impacted by the downturn in the sub-prime mortgage lending market may cause the overall value of the Fund to decrease.


Third Party Puts. The Fund may purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing the Fund at specified intervals to tender (or "put") the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. The Fund receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement, and in the event that there is a default in the payment of principal or interest, or downgrading of a bond or a loss of the bond's tax-exempt status, the put option will terminate automatically, the risk to the Fund will be that of holding such a long-term bond and the weighted average maturity of the Fund's bond would be adversely affected.

These bonds coupled with puts may present the same tax issues as are associated with Stand-By Commitments. As with any Stand-By Commitments acquired by the Fund, the Fund intends to take the position that it is the owner of any municipal obligation acquired subject to a third-party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the IRS will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, the Advisor seeks to manage the Fund in a manner designed to minimize any adverse impact from these investments.

US   Government   Securities.   There   are   two   broad   categories   of   US
Government-related debt instruments: (a) direct obligations of the US Treasury, and (b) securities issued or guaranteed by US Government agencies.

Examples of direct obligations of the US Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the US Treasury. These instruments are backed by the "full faith and credit" of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the US Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the US Treasury, there is no guarantee that the US Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

US Government securities may include "zero coupon" securities that have been stripped by the US Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a US Government agency or instrumentality.

Interest rates on US Government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day US Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

The government guarantee of the US Government securities in the Fund does not guarantee the net asset value of the shares of the Fund. There are market risks inherent in all investments in securities and the value of an investment in the Fund will fluctuate over time. Normally, the value of investments in US Government Securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in US Government Securities will tend to decline, and as interest rates fall the value of the Fund's investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain
Mortgage-Backed Securities, such as GNMA Certificates. Prepayments of high interest rate Mortgage-Backed Securities during times of declining interest rates will tend to lower the return of the Fund and may even result in losses to the Fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of Mortgage-Backed Securities may decline, resulting in the extension of the Fund's average maturity. As a result, the Fund may experience greater volatility during periods of rising interest rates than under normal market conditions.

Variable Rate Securities. The Fund may invest in Variable Rate Securities, instruments having rates of interest that are adjusted periodically or that "float" continuously according to formulae intended to minimize fluctuation in values of the instruments. The interest rate of Variable Rate Securities ordinarily is determined by reference to or is a percentage of an objective standard such as a bank's prime rate, the 90-day US Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Some Variable Rate Securities ("Variable Rate Demand Securities") have a demand feature entitling the purchaser to resell the securities at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest. As is the case for other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some objective standard intended to minimize fluctuation in the values of the instruments. The Fund determines the maturity of Variable Rate Securities in accordance with Rule 2a-7, which allows the Fund to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

When-Issued Securities. The Fund may purchase and sell securities on a when-issued or delayed delivery basis. A when-issued or delayed delivery transaction arises when securities are bought or sold for future payment and delivery to secure what is considered to be an advantageous price and yield to the Fund at the time it enters into the transaction. In determining the maturity of portfolio securities purchased on a when-issued or delayed delivery basis, the Fund will consider them to have been purchased on the date when it committed itself to the purchase.

A security purchased on a when-issued basis, like all securities held by the Fund, is subject to changes in market value based upon changes in the level of interest rates and investors' perceptions of the creditworthiness of the issuer. Generally such securities will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore if, in order to achieve higher interest income, the Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of the Fund's assets will vary from $1.00 per share because the value of a when-issued security is subject to market fluctuation and no interest accrues to the purchaser prior to settlement of the transaction.

The Fund will only make commitments to purchase Municipal Securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but the Fund reserves the right to sell these securities before the settlement date if deemed advisable. The sale of these securities may result in the realization of gains that are not exempt from federal income tax.

Portfolio Holdings Information

In addition to the public disclosure of Fund portfolio holdings through required SEC quarterly filings, the Fund may make its portfolio holdings information publicly available on the DWS Funds' Web site as described in the Fund's prospectus. The Fund does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by the Fund.

The Fund's procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management and its affiliates (collectively "DeAM"), subadvisors, if any, custodians, independent registered public accounting firms, attorneys, officers and trustees/directors and each of their respective affiliates and advisers who require access to this information to fulfill their duties to the Fund and are subject to the duties of confidentiality, including the duty not to trade on non-public information, imposed by law or contract, or by the Fund's procedures. This non-public information may also be disclosed, subject to the requirements described below, to securities lending agents, financial printers, proxy voting firms, mutual fund analysts and rating and tracking agencies, or to shareholders in connection with in-kind redemptions (collectively, "Authorized Third Parties").

Prior to any disclosure of the Fund's non-public portfolio holdings information to Authorized Third Parties, a person authorized by the Fund's Trustees must make a good faith determination in light of the facts then known that the Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of the Fund, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by the Fund or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to the Fund's Trustees.

Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements. Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about the Fund and information derived therefrom, including, but not limited to, how the Fund's investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as the Fund's holdings could not be derived from such information.

Registered investment companies that are subadvised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor the Fund's Trustees exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to the Fund's portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of the Fund.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of the Fund. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which Fund portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that the Fund's policies and procedures with respect to the disclosure of portfolio holdings information will protect the Fund from the potential misuse of portfolio holdings information by those in possession of that information.

                             MANAGEMENT OF THE FUND

Investment Advisor

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of DeAM, is the investment advisor for the Fund. Under the supervision of the Board of Trustees, with headquarters at 345 Park Avenue, New York, New York, DIMA makes the Fund's investment decisions, buys and sells securities for the Fund and conducts research that leads to these purchase and sale decisions. The Advisor manages the Fund's daily investment and business affairs subject to the policies established by the Trust's Board of Trustees. DIMA and its predecessors have more than 80 years of experience managing mutual funds. DIMA provides a full range of investment advisory services to institutional and retail clients. The Fund's investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

DeAM is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DIMA is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance. The term "DWS Scudder" is the designation given to the products and services provided by the Advisor and its affiliates to the DWS Mutual Funds.

Investment Management Agreement

Pursuant to an Investment Management Agreement (the "Agreement"), the Advisor provides continuing investment management of the assets of the Fund. In addition to the investment management of the assets of the Fund, the Advisor determines the investments to be made for the Fund, including what portion of its assets remain uninvested in cash or cash equivalents, and with whom the orders for investments are placed, consistent with the Fund's policies as stated in its Prospectus and Statement of Additional Information or as adopted by the Fund's Board.

The Advisor provides assistance to the Fund's Board in valuing the securities and other instruments held by the Fund, to the extent reasonably required by valuation policies and procedures that may be adopted by the Fund.

Pursuant to the Agreement, (unless otherwise provided in the agreement or as determined by the Fund's Board and to the extent permitted by applicable law), the Advisor pays the compensation and expenses of all the Board members, officers, and executive employees of the Fund, including the Fund's share of payroll taxes, who are affiliated persons of the Advisor.

The Agreement provides that the Fund is generally responsible for expenses that include: fees payable to the Advisor; outside legal, accounting or auditing expenses, including with respect to expenses related to negotiation, acquisition or distribution of portfolio investments; maintenance of books and records that are maintained by the Fund, the Fund's custodian, or other agents of the Fund; taxes and governmental fees; fees and expenses of the Fund's accounting agent, custodian, sub-custodians, depositories, transfer agents, dividend reimbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other instruments of the Fund; and litigation expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business.

The Agreement allows the Advisor to delegate any of its duties under the Agreement to a subadvisor, subject to a majority vote of the Board of the Fund, including a majority of the Board who are not interested persons of the Fund, and, as required by applicable law, subject to a majority vote of the Fund's shareholders.

The Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Agreement relates, except a loss resulting from willful malfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement. The Agreement may be terminated at any time, without payment of penalty, by either party or by vote of a majority of the outstanding voting securities of the Fund on 60 days' written notice and automatically terminates in the event of its assignment.

The Advisor provides investment services for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

In certain cases, the investments for the Fund are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that the Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor. Investment decisions for the Fund and other clients are made with a view of achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one client but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund.

The present investment management agreement for the Fund was last approved by the Trustees on February 4, 2002 and became effective on April 5, 2002. The Agreement, last renewed by the Trustees on September 19, 2007, and will continue in effect until September 30, 2008 and will continue from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreement or interested persons of the Advisor or the Fund (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Fund's Trustees or of a majority of the outstanding voting securities of the Fund.

Under the Agreement, the Advisor regularly provides the Fund with continuing investment management consistent with the Fund's investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of the Fund's assets shall be held uninvested, subject to the Fund's Declaration of Trust, By-Laws, the 1940 Act, the Internal Revenue Code and to the Fund's investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Trustees of the Fund may from time to time establish. The Advisor also advises and assists the officers of the Fund in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of the Fund.

Pursuant to a sub-administration agreement between the Advisor and State Street Bank and Trust Company ("SSB"), the Advisor has delegated certain administrative functions to SSB under the Agreement. The costs and expenses of such delegation are borne by the Advisor, not the Fund.

In reviewing the terms of the Agreement and in discussions with the Advisor concerning such Agreement, the Trustees of the Fund who are not "interested persons" of the Advisor are represented by independent counsel at the Fund's expense.

The Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Agreement relates, except a loss resulting from willful malfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.

Officers and employees of the Advisor from time to time may have transactions with various banks, including the Fund's custodian bank. It is the Advisor's opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other fund relationships.

The Advisor may serve as advisor to other Funds with investment objectives and policies similar to those of the Fund that may have different distribution arrangements or expenses, which may affect performance.

None of the officers or Trustees of the Fund may have dealings with the Fund as principals in the purchase or sale of securities, except as individual subscribers to or holders of shares of the Fund.

The term DWS Scudder Investments is the designation given to the services provided by the Advisor and its affiliates to the DWS Family of Funds. Under a separate agreement between Deutsche Bank AG and the Fund, Deutsche Bank AG has granted a license to the Fund to utilize the trademark "DWS."

For the services and facilities furnished, the Fund pays a monthly investment management fee on a graduated basis of 1/12 of the following annual fee: 0.22% of the first $500 million of average daily net assets, 0.20% of the next $500 million, 0.175% of the next $1 billion, 0.16% of the next $1 billion and 0.15% of average daily net assets over $3 billion. Pursuant to the Agreement, the Fund paid the Advisor fees of $207,355, $260,985 and $292,260 for the fiscal years ended September 30, 2007, 2006 and 2005, respectively.

Through September 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund's total annual operating expenses at 0.90%, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Pursuant to DeAM procedures approved by the Boards on behalf of the DWS funds, proof of claim forms are routinely filed on behalf of the DWS funds by a third party service provider, with certain limited exceptions. The Boards of the DWS funds receive periodic reports regarding the implementation of these procedures.

The Advisor may enter into arrangements with affiliates and third-party service providers to perform various administrative, back-office and other services relating to client accounts. Such service providers may be located in the US or in non-US jurisdictions.

Code of Ethics

The Fund, the Advisor and the Fund's principal underwriter have each adopted codes of ethics under rule 17j-1 under the 1940 Act. The Advisor's code of ethics covers officers and directors, too. Trustees, officers of the Fund and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

Regulatory Matters and Legal Proceedings

On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and DIMA, the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, will be distributed to shareholders of the affected funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for these certain funds during this period; the funds retain a senior officer (or independent consultants, as applicable) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") (now known as FINRA) announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and Scudder Distributors, Inc. ("DWS-SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the funds' Boards and to shareholders relating to DWS-SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute
Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and DWS-SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and DWS-SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares.

As part of the settlements, DIMA, DAMI and DWS-SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the funds' Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Additional information announced by DeAM regarding the terms of the settlements is available at www.dws-scudder.com/regulatory_settlements.

The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

                             FUND SERVICE PROVIDERS

Underwriter. Pursuant to an underwriting and distribution agreement ("Distribution Agreement"), DWS Scudder Distributors, Inc. ("DWS-SDI" or the "Distributor"), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, serves as distributor and principal underwriter in the continuous offering of shares for the Fund to provide information and services for existing and potential shareholders. The Distribution Agreement provides that DWS-SDI shall appoint various firms to provide cash management services for their customers or clients through the Fund.

As principal underwriter for the Fund, DWS-SDI acts as agent of the Fund in the sale of its shares of the Fund. DWS-SDI pays all its expenses under the
Distribution Agreement. The Fund pays the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and DWS-SDI pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. DWS-SDI also pays for supplemental sales literature and advertising costs. DWS-SDI has related selling group agreements with various firms to provide distribution services for Fund shareholders. DWS-SDI may, from time to time, pay or allow discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of the Fund.

The Distribution Agreement had an initial term ending September 30, 2002. The Distribution Agreement, last approved by the Trustees on September 19, 2007, will continue in effect until September 30, 2008, and will continue in effect from year to year thereafter so long as its continuance is approved at least annually by a vote of the Board of Trustees of the Fund, including the Independent Trustees. The Distribution Agreement automatically terminates in the event of its assignment and may be terminated at any time without penalty by the Trust or by DWS-SDI upon 60 days' written notice. Termination of the Distribution Agreement by the Fund may be by vote of a majority of the Board of Trustees, or a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the agreement, or a "majority of the outstanding voting securities" of the Fund as defined under the 1940 Act.

DWS-SDI has related administration services and selling group agreements with various broker-dealer firms to provide cash management and other services for the Fund shareholders. Such services and assistance may include, but are not limited to, establishing and maintaining shareholder accounts and records, processing purchase and redemption transactions, providing automatic investment in Fund shares of client account balances, answering routine inquiries regarding the Fund, assisting clients in changing account options, designations and addresses, and such other services as may be agreed upon from time to time and as may be permitted by applicable statute, rule or regulation. DWS-SDI also has services agreements with banking firms to provide the above listed services, for their clients who wish to invest in the Fund. DWS-SDI also may provide some of the above services for the Fund. DWS-SDI normally pays the firms at an annual rate ranging from 0.15% to 0.33% of average daily net assets of those accounts that they maintain and service. In addition, DWS-SDI may, from time to time, from its own resources, pay certain firms additional amounts for such services including, without limitation fixed dollar amounts and amounts based upon a percentage of net assets or increased net assets in those Fund accounts that said firms maintain and service. DWS-SDI may also reimburse firms for costs associated with the transfer of client balances to the Fund. DWS-SDI may elect to keep a portion of the total administration fee to compensate itself for functions performed for the Fund or to pay for sales materials or other promotional activities.

Rule 12b-1 Plan

The Fund has adopted a plan in accordance with Rule 12b-1 of the 1940 Act (the "12b-1 Plan"). The rule regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. The Fund pays for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and DWS-SDI pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. DWS-SDI pays for supplemental sales literature and advertising. For its services as distributor, and pursuant to the 12b-1 Plan, the Fund pays DWS-SDI an annual distribution services fee, payable monthly, of 0.33% of average daily net assets of the Fund. The distribution agreement and the 12b-1 Plan continue in effect from year to year so long as its continuation is approved at least annually by a majority of the trustees who are not parties to such agreement or interested persons of the Fund and who have no direct or indirect financial interest in the agreement or in any agreement related thereto. The distribution agreement automatically terminates in the event of its assignment and may be terminated at any time without penalty by the Fund or by DWS-SDI upon 60 days' written notice. Termination by the Fund may be by vote of a majority of the Board of Trustees, or a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the agreement, or a majority vote of the outstanding shares. The fee payable pursuant to the 12b-1 Plan may not be increased without shareholder approval and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the 12b-1 Plan. If additional Funds or series are authorized by the Board of Trustees, the provisions concerning the continuation, amendment and termination of the distribution services agreement and the 12b-1 Plan will be on a Fund-by-Fund basis.

For the fiscal year ended September 30, 2007, the distribution fee aggregated $311,032, of which $33,091 was unpaid as of September 30, 2007. For the fiscal year ended September 30, 2006, the Fund incurred distribution fees of $391,478. For the fiscal year ended September 30, 2005, DWS-SDI incurred distribution expenses including advertising and literature and marketing and sales expenses for a total of $438,390. A portion of the aforesaid marketing, sales and operating expenses could be considered overhead expense; however, DWS-SDI has made no attempt to differentiate between expenses that are overhead and those that are not.

                             PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage.

The policy of the Advisor in placing orders for the purchase and sale of securities for the Funds is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer's ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer's knowledge of the market and the security; the broker-dealer's ability to maintain confidentiality; the broker-dealer's ability to provide access to new issues; the broker-dealer's ability to provide support when placing a difficult trade; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Funds to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on U.S. securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and certain over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and certain over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Funds to their customers. However, the Advisor does not consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), when placing portfolio transactions for a Fund, to cause the Fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services if the Advisor determines that such commissions are reasonable in relation to the overall services provided. The Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, execute portfolio transactions with broker-dealers that provide research and brokerage services to the Advisor. Consistent with the Advisor's policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of research and brokerage services in selecting the broker-dealer to execute the trade. Although certain research and brokerage services from broker-dealers may be useful to a Fund and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor's staff. To the extent that research and brokerage services of value are received by the Advisor, the Advisor may avoid expenses that it might otherwise incur. Research and brokerage services received from a broker-dealer may be useful to the Advisor and its affiliates in providing investment management services to all or some of its clients, which includes the Fund. Services received from broker-dealers that executed securities transactions for a Portfolio will not necessarily be used by the Advisor specifically to service the Fund.

Research and brokerage services provided by broker-dealers may include, but are not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Research and brokerage services are typically received in the form of written or electronic reports, access to specialized financial publications, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and meetings arranged with corporate and industry representatives.

The Advisor may also select broker-dealers and obtain from them research and brokerage services that are used in connection with executing trades provided that such services are consistent with interpretations under Section 28(e) of the 1934 Act. Typically, these services take the form of computer software and/or electronic communication services used by the Advisor to facilitate trading activity with those broker-dealers.

Research and brokerage services may include products obtained from third parties if the Advisor determines that such product or service constitutes brokerage and research as defined in Section 28(e) and interpretations thereunder.

The Advisor may use brokerage commissions to obtain certain brokerage products or services that have a mixed use (i.e., it also serves a function that does not relate to the investment decision-making process). In those circumstances, the Advisor will make a good faith judgment to evaluate the various benefits and uses to which it intends to put the mixed use product or service and will pay for that portion of the mixed use product or service that it reasonably believes does not constitute research and brokerage services with its own resources.

DIMA will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services and may adjust its portfolio transactions policies in response thereto.

Investment decisions for the Fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the Fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the Fund.

DIMA and its affiliates and the Fund's management team manage other mutual funds and separate accounts, some of which use short sales of securities as a part of its investment strategy. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time.

DIMA has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Incorporated in the procedures are specific guidelines developed to ensure fair and equitable treatment for all clients. DIMA and the investment team have established monitoring procedures and a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

Deutsche Bank AG or one of its affiliates may act as a broker for the Fund and receive brokerage commissions or other transaction-related compensation from the Fund in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Fund's Board, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker. There usually are no brokerage commissions paid by the Fund for such purchases. During the last three fiscal years the Fund paid no portfolio brokerage commissions. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers will include the spread between the bid and asked prices.

Independent Registered Public Accounting Firm

The financial highlights of the Fund included in the Fund's prospectus and the Financial Statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, Independent Registered Public Accounting Firm, given on the authority of said firm as experts in auditing and accounting. Ernst & Young LLP audits the financial statements of the Fund and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Legal Counsel

Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois 60601, serves as legal counsel to the Fund and its independent Trustees.

Fund Accounting Agent

DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), Two International Place, Boston, Massachusetts, 02110, a subsidiary of the Advisor, is responsible for determining the daily net asset value per share of the Fund and maintaining portfolio and general accounting records. Currently, DWS-SFAC receives no fee for its services to the Fund; however, subject to Board approval, at some time in the future, DWS-SFAC may seek payment for its services under this agreement.

Pursuant to a sub-accounting agreement between DWS-SFAC and State Street Bank and Trust Company ("SSB"), DWS-SFAC has delegated certain Fund accounting and administrative servicing functions to SSB. The costs and expenses of such delegation are borne by DWS-SFAC, not by the Fund.

Custodian, Transfer Agent and Shareholder Service Agent

State Street Bank and Trust Company ("SSB"), 225 Franklin Street, Boston, Massachusetts 02110, as custodian, has custody of all securities and cash of the Fund. It attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Fund. SSB also is the Fund's transfer agent and dividend paying agent. Pursuant to a services agreement, DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, serves as "Shareholder Service Agent" of the Fund and, as such, performs all duties as transfer agent and dividend paying agent. SSB receives, as transfer agent, and pays to DWS-SISC as follows: annual account fees of a maximum of $10 per open account plus out-of-pocket expense reimbursement.

The Transfer Agent receives an annual service fee for each account of the Fund, based on the type of account. For open retail accounts, the fee is a flat fee ranging from $20.00 to $27.50 per account, for open wholesale money funds the fee is $32.50 per account, while for certain retirement accounts serviced on the recordkeeping system of ADP, Inc., the fee is a flat fee up to $3.46 per account (as of October 2006, indexed to inflation) plus an asset based fee of up to 0.25% of average net assets. 1/12th of the annual service charge for each account is charged and payable to the Transfer Agent each month. A fee is charged for any account which at any time during the month had a share balance in the Fund. Smaller fees are also charged for closed accounts for which information must be retained on the Transfer Agent's system for up to 18 months after closing for tax reporting purposes.

Certain out-of-pocket expenses incurred by the Transfer Agent, including expenses of printing and mailing routine fund disclosure documents, costs of record retention and transaction processing costs are reimbursed by the Fund or are paid directly by the Fund. Certain additional out-of-pocket expenses, including costs of computer hardware and software, third party record-keeping and processing of proxy statements, may only be reimbursed by the Fund with the prior approval of the Fund's Board.

For the fiscal year ended September 30, 2005, the Fund paid shareholder servicing and distribution fees as follows:

Fund                                                           Total                     Amount Waived
----                                                           -----                     -------------
Tax-Exempt California Money Market Fund                      $294,955                             --

For the fiscal year ended September 30, 2006, the Fund paid shareholder servicing and distribution fees as follows:

Fund                                                           Total                     Amount Waived
----                                                           -----                     -------------

Tax-Exempt California Money Market Fund                       $58,330                             --

For the fiscal year ended September 30, 2007, the Fund paid shareholder servicing and distribution fees as follows:

Fund                                                           Total                     Amount Waived
----                                                           -----                     -------------

Tax-Exempt California Money Market Fund                      $202,399                             --

Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by DWS-SISC, not by the Fund.

                        PURCHASE AND REDEMPTION OF SHARES

General Information

The Fund has authorized one or more financial service institutions, including certain members of the Financial Industry Regulatory Authority ("FINRA") other than the Distributor ("financial institutions"), to accept purchase and redemption orders for the Fund's shares. Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on the Fund's behalf. Orders for purchases or redemptions will be deemed to have been received by the Fund when such financial institutions or, if applicable, their authorized designees accept the orders. Subject to the terms of the contract between the Fund and the financial institution, ordinarily orders will be priced at the Fund's net asset value next computed after acceptance by such financial institution or its authorized designees and accepted by the Fund. Further, if purchases or redemptions of the Fund's shares are arranged and settlement is made at an investor's election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service. The Board of Trustees and the Distributor, also the Fund's principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Trustees and the Distributor may suspend or terminate the offering of shares of the Fund at any time for any reason.

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the Fund if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of the Fund next determined after receipt in good order by DWS-SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by DWS-SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date").

Certificates. Share certificates will not be issued. Share certificates now in a shareholder's possession may be sent to the Transfer Agent for cancellation and book-entry credit to such shareholder's account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms ("Firms") provide varying arrangements for their clients to purchase and redeem the Fund's shares, including higher minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's transfer agent, DWS-SISC (the "Transfer Agent") will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their Firm. The Fund has authorized the Shareholder Service Agent to pay other Firms, out of the Fund's assets, up to 25 basis points for services and other expenses relating to these nominee accounts including all of the individual sub-accounting necessary for the processing of purchases and redemptions as part of the brokerage sweep, processing of daily dividends and monthly payment/reinvestment of accrued dividends, providing periodic statements, tax reporting, changing account information for customers, administering daily wire transfers and reconciliations with the Fund and other similar functions. These Firms also coordinate with the Fund's transfer agent in connection with the Fund's check writing program. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such Firms. Some Firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends.

DWS-SDI has adopted an Incentive Plan (the "Plan") covering wholesalers that are regional vice presidents ("DWS Scudder Wholesalers"). Generally, DWS Scudder Wholesalers market shares of the DWS funds to financial advisors, who in turn may recommend that investors purchase shares of a DWS fund. The Plan is an incentive program that combines a monthly incentive component with a quarterly strategic bonus component. Under the Plan, DWS Scudder Wholesalers will receive a monetary monthly incentive based on the amount of sales generated from their marketing of the funds, and that incentive will differ depending on the product category of the fund. Each fund is assigned to one of four product categories--"Core," "Strategic," "Satellite" or "Non-CSS"-taking into consideration, among other things, the following criteria, where applicable:

o        The Fund's 3-year performance;
o        The Fund's Morningstar rating;
o        Market size for the fund category;
o        The Fund's size, including sales and redemptions of the Fund's shares;
o        The length of time the Fund's Portfolio Managers have managed the Fund;
         and
o        The Fund's consistency with DWS Scudder's branding.

This information and other factors are presented to a committee comprised of representatives from various groups within DWS Scudder, who review on a quarterly basis the funds assigned to each product category described above, and make any changes to those assignments at that time. No one factor, whether positive or negative, determines a fund's placement in a given category; all these factors together are considered, and the designation of funds in the Core, Strategic and Satellite categories represents management's judgment based on the above criteria. In addition, management may consider a fund's profile over the course of several review periods before making a change to its category assignment. These category assignments will be posted quarterly to the DWS funds' Web site at www.dws-scudder.com, approximately one month after the end of each quarter. DWS Scudder Wholesalers will receive the highest compensation for Core and Strategic funds, less for Satellite funds and the lowest for Non-CSS funds. The level of compensation among these categories may differ significantly.

In the normal course of business, DWS Scudder will from time to time introduce new funds into the DWS family of funds. As a general rule, all new funds will be placed in the Strategic compensation category for a minimum period of four consecutive quarters, and DWS Scudder Wholesalers will be paid at a rate that is equivalent to that of the Core Fund category. After that four quarter period, each new fund in the Strategic category will be reviewed by the committee and either assigned to one of the four categories or continued as a Strategic fund at that time.

The prospect of receiving, or the receipt of, additional compensation by a DWS Scudder Wholesaler under the Plan may provide an incentive to favor marketing the Core, Strategic or Satellite funds over the Non-CSS funds. The Plan, however, will not change the price that investors pay for shares of a fund. The DWS Scudder Compliance Department monitors DWS Scudder Wholesaler sales and other activity in an effort to detect unusual activity in the context of the compensation structure under the Plan. However, investors may wish to take the Plan and the product category of the fund into account when considering purchasing a fund or evaluating any recommendations relating to fund shares.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. The Fund or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges unless the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

Share Pricing. The Fund is open for business each day the Exchange is open. Normally, the fund calculates its share price once every business day as of the close of regular trading on the Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). In the event of scheduled partial day trading or unscheduled suspensions of trading on the Exchange, the calculation of share price shall be as of the close of trading on the Exchange and the latest time for receipt of wire purchase transactions entitled to receive same day dividend treatment and for receipt of redemption orders for same day wire transfer of proceeds will be the earlier of (a) 4:00 p.m. Eastern time or (b) the early closing time of the Exchange. The Fund seeks to maintain a stable $1.00 share price.

The Fund may, but is not required to, accept certain types of purchase and redemption orders (not including exchanges) on days that the Exchange is closed, or beyond an Exchange early closing time (referred to as a "Limited Trading
Period") if: (a) the Federal Reserve system is open, (b) the primary trading markets for the Fund's portfolio instruments are open and (c) the Advisor believes there will be adequate liquidity in the short-term markets. During any such Limited Trading Period, the Fund will only accept purchase orders by wire with advance telephone notification and telephone redemption orders with proceeds to be sent by wire, ACH or check and will not accept orders by any other means (Automated Telephone Line orders are not permitted). If redemption proceeds are requested by ACH or check, the transmission of the ACH payment or the mailing of the check, as the case may be, will be delayed by at least one business day in comparison to normal trading periods. Orders submitted by other means will be processed on the next day that the Exchange is open. The calculation of share price will be once every business day as of the close of regular trading on the Exchange (typically 4:00 p.m. Eastern time) for normal trading days. Orders must be submitted in good form prior to 4:00 p.m. Eastern time to be entitled to that day's dividend and for receipt of telephone redemption orders for same day wire transfer, which will be the earlier of: (a) 4:00 p.m. Eastern time for normal trading days or (b) early closing of the Exchange. If redemption proceeds are requested by ACH or check, orders must be received prior to the calculation of share price. Please call (800) 730-1313 or visit our Web site at www.dws-scudder.com for additional information about whether the Fund will be open for business on a particular day. Information concerning the intention of the Fund to be open for a Limited Trading Period will be available at least one business day prior to the applicable day that the Exchange is closed or is closing early in the case of scheduled closings and as soon as practical in the case of unscheduled closings.

Purchases

The Fund reserves the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, the Fund may temporarily suspend the offering of its shares to new investors. During the period of such suspension, persons who are already shareholders of the Fund may be permitted to continue to purchase additional shares and to have dividends reinvested.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For more information, please see "Policies You Should Know About" in the fund prospectus.

The Fund reserves the right to waive the minimum account balance requirement for employee and director accounts.

Revenue Sharing


In light of recent regulatory developments, the Advisor, the Distributor and their affiliates have undertaken to furnish certain additional information below regarding the level of payments made by them to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of investors and Fund shares ("revenue sharing").

The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each Fund, to financial advisors in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of Fund investors and Fund shares. Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any fund, any record keeping/sub-transfer agency/networking fees payable by each Fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of FINRA or other concessions described in the fee table or elsewhere in the Prospectuses or the SAI as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing each Fund with "shelf space" or access to a third party platform or fund offering list, or other marketing programs including, without limitation, inclusion of each Fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and, obtaining other forms of marketing support. The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of each Fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares, or the retention and/or servicing of investors, to financial advisors in amounts that generally range from .01% up to .50% of assets of the Fund serviced and maintained by the financial advisor, .10% to ..25% of sales of the Fund attributable to the financial advisor, a flat fee of $12,500 up to $500,000, or any combination thereof. These amounts are annual figures typically paid on a quarterly basis and are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor's recommendation of this Fund or of any particular share class of the Fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of this Fund.

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS Scudder branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

As of the date hereof, each Fund has been advised that the Advisor, the Distributor and their affiliates expect that the following firms will receive revenue sharing payments at different points during the coming year as described above:

Channel: Broker-Dealers and Financial Advisors

A G Edwards & Sons Inc.
AIG Advisors group
Ameriprise
Cadaret, Grant & Co. Inc.
Capital Analyst, Incorporated
Citigroup Global Markets, Inc. (dba Smith Barney)
Commonwealth Equity Services, LLP (dba Commonwealth Financial Network) Deutsche Bank group
First Clearing/Wachovia Securities
HD Vest Investment Securities, Inc.
ING group
John Hancock Distributors LLC
LaSalle Financial Services, Inc. (dba ABN Amro)
Linsco/Private Ledger Corp.
M.L. Stern & Co.
Marsh Insurance and Investment Company
Meridien Financial Group
Merrill Lynch, Pierce, Fenner & Smith Inc.
Morgan Stanley
Oppenheimer & Co., Inc.
Raymond James & Associates
Raymond James Financial Services
RBC Dain Rauscher, Inc
Securities America, Inc.
UBS Financial Services
Wells Fargo Investments, LLC

Channel: Cash Product Platform

Allegheny Investments LTD
Bank of New York (Hare & Co.)
Bear, Stearns Securities Corp.
Brown Brothers Harriman
Brown Investment Advisory & Trust Company
Cadaret Grant & Co.
Chicago Mercantile Exchange
D.A. Davidson & Company
Deutsche Bank group
Emmett A. Larkin Company
Fiduciary Trust Co. - International
First Southwest Company
Huntleigh Securities
Lincoln Investment Planning
LPL Financial Services
Mellon Financial Markets LLC
Penson Financial Services
Pershing Choice Platform
ProFunds Distributors, Inc.
Ridge Clearing & Outsourcing Solutions

Romano Brothers and Company
SAMCO Capital Markets
Smith Moore & Company
Sungard Institutional Brokerage Inc.
US Bancorp
UBS
William Blair & Company

Channel: Third Party Insurance Platforms

Allstate Life Insurance Company of New York
Ameritas Life Insurance Group
American General Life Insurance Company
Annuity Investors Life Insurance Company
Columbus Life Insurance Company
Commonwealth Annuity and Life Insurance Company
Companion Life Insurance Company
Connecticut General Life Insurance Company
Farmers New World Life Insurance Company
Fidelity Security Life Insurance Company
First Allmerica Financial Life Insurance Company
First Great West Life and Annuity Company
Genworth Life Insurance Company of New York
Genworth Life and Annuity Insurance Company
Great West Life and Annuity Insurance Company
Hartford Life Insurance Company
Integrity Life Insurance Company
John Hancock Life Insurance companies
Kemper Investors Life Insurance Company
Lincoln Benefit Life Insurance Company
Lincoln Life & Annuity Company of New York
Lincoln National Life Insurance Company
Massachusetts Mutual Life Insurance Group
MetLife Group
Minnesota Life Insurance Company
Mutual of America Life Insurance Company
National Life Insurance Company
National Integrity Life Insurance Company
Nationwide Group
New York Life Insurance and Annuity Corporation
Phoenix Life Insurance Company
Protective Life Insurance
Provident Mutual Life Insurance
Prudential Insurance Company of America
Sun Life Group
Symetra Life Insurance Company
Transamerica Life Insurance Company
Union Central Life Insurance Company
United of Omaha Life Insurance Company
United Investors Life Insurance Company
Western Southern Life Assurance Company

Any additions, modifications or deletions to the financial advisors identified above that have occurred since the date hereof are not reflected.

The Advisor, the Distributor or their affiliates may enter into additional revenue sharing arrangements or change or discontinue existing arrangements with financial advisors at any time without notice.

The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial advisors may provide such financial advisors and/or their salespersons with an incentive to favor sales of shares of the DWS Funds or a particular DWS Fund over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial advisor does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives. Similarly, financial advisors may receive different compensation or incentives that may influence their recommendation of any particular share class of the Fund or of other funds. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that the Fund receives to invest on behalf of an investor and will not increase Fund expenses. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and you should discuss this matter with your financial advisor and review your financial advisor's disclosures.

Redemptions

The Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the Exchange is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of the Fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of the Fund's shareholders.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to DWS-SDI, which firm must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders, provided the trustee, executor or guardian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the Fund for up to seven days if the Fund or the Shareholder Service Agent deems it appropriate under then-current market conditions.

The ability to send wires is limited by the business hours and holidays of the firms involved. The Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Fund Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of the Fund's shares at the offering price may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using this Plan must reinvest Fund distributions.

In-kind Redemptions. The Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

Redemption by Check/ACH Debit Disclosure. The Fund accepts Automated Clearing House ("ACH") debit entries for accounts that have elected the checkwriting redemption privilege. An example of an ACH debit is a transaction in which you have given your insurance company, mortgage company, credit card company, utility company, health club, etc., the right to withdraw your monthly payment from your fund account or the right to convert your mailed check into an ACH debit. Sometimes, you may give a merchant from whom you wish to purchase goods the right to convert your check to an ACH debit. You may also authorize a third party to initiate an individual payment in a specific amount from your account by providing your account information and authorization to such third party via the Internet or telephone. You authorize the Fund upon receipt of an ACH debit entry referencing your account number, to redeem Fund shares in your account to pay the entry to the third party originating the debit. The Fund will make the payment on the basis of the account number that you provide to your merchant and will not compare this account number with the name on the account. The Fund, the Transfer Agent, the Shareholder Service Agent or any other person or system handling the transaction are not required to determine if there is a discrepancy between the name and the account number shown on the transfer instructions.

The payment of any ACH debit entry will be subject to sufficient funds being available in the designated account; the Fund will not be able to honor an ACH debit entry if sufficient funds are not available. ACH debit entry transactions to your fund account should not be initiated or authorized by you in amounts exceeding the amount of Shares of the Fund then in the account and available for redemption. The Fund may refuse to honor ACH debit entry transactions whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. Your Fund account statement will show any ACH debit entries in your account; you will not receive any other separate notice. (Merchants are permitted to convert your checks into ACH debits only with your prior consent.)

You may authorize payment of a specific amount to be made from your account directly by the Fund to third parties on a continuing periodic basis. To arrange for this service, you should contact the person or company you will be paying. Any preauthorized transfers will be subject to sufficient funds being available in the designated account. A preauthorized transfer will continue to be made from the account in the same amount and frequency as initially established until you terminate the preauthorized transfer instructions with the person or company whom you have been paying. If regular preauthorized payments may vary in amount, the person or company you are going to pay should tell you ten (10) days before each payment will be made and how much the payment will be. If you have told the Fund in advance to make regular payments out of your account, you may stop any of these payments by writing or calling your financial advisor or investment firm in time for them to receive your request three (3) business days or more before the payment is scheduled to be made. If you call, the Fund may also require that you put your request in writing so that the Fund will receive it within 14 days after you call. If you order the Fund to stop one of these payments three (3) business days or more before the transfer is scheduled and the Fund does not do so, the Fund will be liable for your loss or damages but not in an amount exceeding the amount of the payment. A stop payment order will stop only the designated periodic payment. If you wish to terminate the periodic preauthorized transfers, you should do so with the person or company to whom you have been making payments.

In case of errors or questions about your ACH debit entry transactions please contact your financial advisor or investment firm as soon as possible if you think your statement is wrong or shows an improper transfer or if you need more information about a transfer listed on the statement. The Shareholder Service Agent must hear from you no later than 60 days after the Fund sent you the first fund account statement on which the problem or error appeared. If the Shareholder Service Agent is not notified by you within sixty (60) days after the Fund sends you the account statement, you may not get back any money you have lost, and you may not get back any additional money you lose after the sixty (60) days if the Fund or Shareholder Service Agent could have stopped someone from taking that money if you had notified the Shareholder Service Agent in time.

Tell us your name and account number. Describe the error or the transfer you are unsure about, and explain why you believe it is an error or why you need more information. Tell us the dollar amount of the suspected error. If you tell the Shareholder Service Agent orally, the Shareholder Service Agent may require that you send your complaint or questions in writing within ten (10) business days. The Shareholder Service Agent will determine whether an error occurred within ten (10) business days after it hears from you and will correct any error promptly. If the Shareholder Service Agent needs more time, however, it may take up to 45 days (90 days for certain types of transactions) to investigate your complaint or question. If the Shareholder Service Agent decides to do this, your account will be credited with escrowed Fund shares within ten (10) business days for the amount you think is in error so that you will have the use of the money during the time it takes the Shareholder Service Agent to complete its investigation. If the Shareholder Service Agent asks you to put your complaint or questions in writing and the Shareholder Service Agent does not receive it within ten (10) business days, your account may not be credited. The Shareholder Service Agent will tell you the results within three (3) business days after completing its investigation. If the Shareholder Service Agent determines that there was no error, the Shareholder Service Agent will send you a written explanation. You may ask for copies of documents that were used by the Shareholder Service Agent in the investigation.

In the event the Fund, the Transfer Agent or the Shareholder Service Agent does not complete a transfer from your account on time or in the correct amount according to the Fund's agreement with you, the Fund may be liable for your losses or damages. The Fund will not be liable to you if (i) there are not sufficient funds available in your account, (ii) circumstances beyond our control (such as fire or flood or malfunction of equipment) prevent the transfer, (iii) you or another shareholder have supplied a merchant with incorrect account information, or (iv) a merchant has incorrectly formulated an ACH debit entry. In any case, the Fund's liability shall not exceed the amount of the transfer in question.

The Fund, the Transfer Agent or the Shareholder Service Agent will disclose information to third parties about your account or the transfers you make: (1) where it is necessary for completing the transfers, (2) in order to verify the existence or condition of your account for a third party such as a credit bureau or a merchant, (3) in order to comply with government agencies or court orders or (4) if you have given the Fund written permission.

The acceptance and processing of ACH debit entry transactions is established solely for your convenience and the Fund reserves the right to suspend, terminate or modify your ability to redeem Fund shares by ACH debit entry transactions at any time. ACH debit entry transactions are governed by the rules of the National Automated Clearing House Association ("NACHA") Operating Rules and any local ACH operating rules then in effect, as well as Regulation E of the Federal Reserve Board.

Exchanges

Shareholders may request a taxable exchange of their shares for shares of other DWS Funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date.

Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Certain series of DWS Target Fund are available on exchange only during the offering period for such series as described in the applicable prospectus. Tax Free Money Fund -- Investment Class, NY Tax-Free Money Fund --Investment Class, Treasury Money Fund --Investment Class, Money Market Fund -- Investment Class, Cash Management Fund Institutional, Cash Reserves

Fund Institutional, Treasury Money Fund -- Institutional Class, Cash Reserve Fund, Inc. Prime Series, Tax-Exempt California Money Market Fund, Cash Account Trust and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with DWS-SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California.

Shareholders must obtain prospectuses of the Funds they are exchanging into from dealers, other firms or DWS-SDI.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a DWS Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such DWS Fund. Exchanges will be made automatically until the shareholder or the Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

Dividends

Dividends are declared daily and paid monthly. Shareholders will receive dividends in additional shares unless they elect to receive cash. Dividends will be reinvested monthly in shares of the Fund at the net asset value normally on the last business day of the month. The Fund will pay shareholders who redeem their entire accounts all unpaid dividends at the time of the redemption not later than the next dividend payment date. Upon written request to the Shareholder Service Agent, a shareholder may elect to have Fund dividends invested without sales charge in shares of another DWS Mutual Fund offering this privilege at the net asset value of such other Fund. To use this privilege of investing Fund dividends shares in another DWS Mutual Fund, shareholders must maintain a minimum account value of $1,000 in this Fund.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of the Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal income tax purposes. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

The Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, the Fund may make additional distributions of net investment income or net capital gain income in order to satisfy the minimum distribution requirements contained in the Internal Revenue Code of 1986, as amended (the "Code").

                                 NET ASSET VALUE

The Fund values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. Calculations are made to compare the value of the Fund's investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. If a deviation of 1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market values and the Fund's

$1.00 per share net asset value, or if there were any other deviation that the Board of Trustees of the Fund believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated. If the Fund's net asset value per share (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees of the Fund might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if the Fund's net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the Board of Trustees of the Fund might supplement dividends in an effort to maintain the net asset value at $1.00 per share. Redemption orders received in connection with the administration of checkwriting programs by certain dealers or other financial services firms prior to the determination of the Fund's net asset value also may be processed on a confirmed basis in accordance with the procedures established by DWS-SDI.

                                      TAXES

Certain Federal Income Tax Matters

The US Supreme Court has agreed to hear an appeal of a state-court decision that might significantly affect how states tax in-state and out-of-state municipal bonds. A Kentucky state court held that a Kentucky law violates the US Constitution by treating, for Kentucky state tax purposes, the interest income on in-state municipal bonds differently from the income on out-of-state municipal bonds. If the US Supreme Court affirms this holding, each state will likely revisit the way in which it treats the interest on municipal bonds, and, depending on how each state decides, this has the potential to increase significantly the amount of state tax paid by shareholders on exempt-interest dividends and possibly affect the value of the bonds. The US Supreme Court held oral arguments on this case in November 2007 and is expected to issue a decision by the summer of 2008. You should consult your tax advisor to discuss the tax consequences of your investment in the Fund.

The following is intended to be a general summary of certain US federal income tax consequences of investing in the Fund. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. This discussion reflects the applicable tax laws of the United States as of the date of this Statement of Additional Information, which tax laws may change or be subject to new interpretations by the courts or the IRS, possibly with retroactive effect. Investors are therefore advised to consult with their tax advisors before making an investment in the Fund.

The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and has qualified as such since its inception. The Fund intends to continue to so qualify in each taxable year so that it will not be subject to federal income tax on the income and gains that it distributes to shareholders. In order to qualify as a regulated investment company, the Fund must meet certain requirements regarding the source of its income and the diversification of its assets. The Fund is required to distribute to its shareholders at least 90 percent of its taxable (including net short-term capital gains) and tax-exempt net investment income and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net realized capital gain in the manner required under the Code. Distributions of investment company taxable income by the Fund, unless otherwise exempt, are generally expected to be taxable to shareholders as ordinary income.

If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as dividends. Such dividends however would generally be eligible (i) to be treated as "qualified dividend income" in the case of individual and other noncorporate shareholders, and (ii) for the 70% dividends received deduction in the case of corporate shareholders.

The Fund is subject to a nondeductible 4% federal excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during any prior calendar year. Although the Fund's distribution policies should enable it to avoid excise tax liability, the Fund may retain (and be subject to income and excise tax on) a portion of its capital gains or other income if it appears to be in the interest of the Fund.

Subchapter M of the Code permits the character of tax-exempt interest distributed by a regulated investment company to flow-through as tax-exempt interest to its shareholders, provided that at least 50% of the value of the Fund's assets at the end of each quarter of the taxable year is invested in state, municipal and other obligations the interest on which is excluded from gross income under Section 103(a) of the Code. The Fund intends to satisfy this 50% requirement in order to permit distributions of tax-exempt interest to be treated as such for federal income tax purposes in the hands of its shareholders. These distributions may be subject to the individual or corporate alternative minimum tax. Discount from certain stripped tax-exempt obligations or their coupons may be taxable.

Since the Fund seeks to maintain a stable share price, you are unlikely to have a gain when you sell shares. However, gain, if any, resulting from the sale or exchange of Fund shares generally would be taxable as capital gains. If a shareholder held such shares for more than one year, the gain will be a long-term capital gain. Long-term capital gain rates applicable to individuals have been temporarily reduced, in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets, for taxable years beginning on or before December 31, 2010. Any loss realized upon the redemption of shares held for six months or less at the time of redemption will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period. Furthermore, any loss from the sale or redemption of shares held six months or less generally will be disallowed to the extent that tax-exempt interest dividends were paid on such shares.

Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish the Fund with their taxpayer identification numbers and certifications as to their tax status.

Interest on indebtedness incurred by shareholders to purchase or carry shares of the Fund will not be deductible for federal income tax purposes. Under rules used by the IRS to determine when borrowed funds are used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

Section 147(a) of the Code prohibits exemption from federal income taxation of interest on certain governmental obligations to persons who are "substantial users" (or persons related thereto) of facilities financed by such obligations. The Fund has not undertaken any investigation as to the users of the facilities financed by bonds in its portfolio.

Tax legislation in recent years has included several provisions that may affect the supply of, and the demand for, tax-exempt bonds, as well as the tax-exempt nature of interest paid thereon. It is not possible to predict with certainty the effect of these recent tax law changes upon the tax-exempt bond market, including the availability of obligations appropriate for investment, nor is it possible to predict any additional restrictions that may be enacted in the future.

"Exempt-interest" dividends are included as income for purposes of determining whether the amount of a shareholder's total social security benefits and railroad retirement benefits are subject to tax.

Investors are advised to consult their own tax advisors with respect to their own circumstances of the above-described general federal income taxation rules and with respect to other federal, state and local tax consequences before making an investment in the Fund.

Certain California State Taxation Matters

In any year in which the Fund qualifies as a regulated investment company under Subchapter M of the Code and is exempt from federal income tax, the Fund will also be relieved of liability for California state franchise and corporate income tax to the extent its earnings are distributed to their shareholders. The Fund may be taxed on its undistributed taxable income (including interest income on California municipal securities for franchise tax purposes). If for any year the Fund does not qualify for the special tax treatment afforded regulated investment companies, then all of the Fund's taxable income may be subject to California state franchise or income tax at regular corporate rates.

If at the close of each quarter of its taxable year, at least 50% of the value of the total assets of a regulated investment company (or series thereof) consists of obligations the interest on which, if held by an individual, is exempt from taxation by California, then the regulated investment company (or series thereof) will be qualified to pay dividends exempt from California personal income tax (hereinafter referred to as "California exempt-interest dividends"). The Fund intends to qualify under the above requirements so it can pay California exempt-interest dividends. However, if the Fund fails to so qualify, then no part of its dividends to shareholders will be exempt from California personal income tax.

Within 60 days after the close of its taxable year, the Fund will notify each shareholder of the portion of the dividends paid by the Fund with respect to such taxable year which is exempt from California state personal income tax. Interest on obligations of Puerto Rico and other US possessions, as well as interest on obligations of the State of California or its political subdivisions, may be distributed as California exempt-interest dividends. Distributions from the Fund which are attributable to sources other than those described in the preceding sentence generally are taxable to such shareholders as ordinary income. However, distributions derived from interest on US Government obligations, if any, may also be designated by the Fund and treated by shareholders as exempt under the California personal income tax provided the 50% requirement of the preceding paragraph is satisfied.

To the extent, if any, dividends paid to shareholders of the Fund are derived from the excess of net long-term capital gains over net short-term capital losses, such dividends will not constitute California exempt-interest dividends. Such dividends will generally be taxed as long-term capital gains under rules similar to those regarding the treatment of capital gain dividends for federal income tax purposes; provided that California has not adopted the federal rule that allows a regulated investment company to elect to treat such capital gains as having been distributed even though no capital gain dividend has actually been paid. In the case where the Fund makes this election for federal income tax purposes, any such capital gains may be subject to tax at the Fund level for California franchise or corporate income tax purposes.

Shares of the Fund are not subject to the California property tax.

Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Fund is not deductible for California personal income tax purposes. In addition, any loss realized by a shareholder of the Fund upon the sale of shares held for six months or less may be disallowed to the extent of any exempt-interest dividends received with respect to such shares. Moreover, any loss realized upon the redemption of shares within six months from the date of purchase of such shares and following receipt of a long-term capital gains distribution on such shares is treated as long-term capital loss to the extent of such long-term capital gains distribution. Finally, any loss realized upon the redemption shares within 30 days before or after the acquisition of other shares of the same Fund may be disallowed under the "wash sale" rules.

The foregoing is only a summary of some of the important California state personal income tax considerations generally affecting the Fund and its shareholders. No attempt is made to present a detailed explanation of the California state personal income tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful planning. Further, it should be noted that the portion of the Fund dividends constituting California exempt-interest dividends is excludable for California state personal income tax only. Any dividends paid to shareholders subject to California state franchise or California state corporate income tax may therefore be taxed as ordinary dividends to such shareholders notwithstanding that all or a portion of dividends is exempt from California state personal income tax. Accordingly, potential investors in the Fund, excluding, in particular, corporate investors which may be subject to either California franchise tax or California corporate income tax, should consult their tax advisors with respect to the application of such taxes to the receipt of Fund dividends and as to their own California state tax situation, in general.


Tax-Exempt Versus Taxable Yield. You may want to determine which investment -- tax-exempt or taxable -- will provide you with a higher after-tax return. To determine the taxable equivalent yield, simply divide the yield from the tax-exempt investment by the sum of 1 minus your marginal tax rate. The tables below are provided for your convenience in making this calculation for selected tax-exempt yields and taxable income levels. These yields are presented for purposes of illustration only and are not representative of any yield that the Fund may generate. Both tables are based upon current law as to the 2007 tax rates schedules.

CALIFORNIA
Tax Equivalent Yields
2007 California and Federal Personal Income Tax Rates

                                                                   Combined
                                                                  California
                                  Effective CA    Effective       and Federal
Taxable Income Single*            Rate            Federal Rate    Tax Bracket

Over              But not over


$35,460           $44,814         8%              25%             31%
$44,814           $77,100         9.3%            25%             31.98%
$77,100           $160,850        9.3%            28%             34.7%
$160,850          $349,700        9.3%            33%             39.23%
Over $349,700                     9.3%            35%             41.05%





                                                    Effective
                                                    Federal Rate
                                    Effective CA    and Federal   Combined
     Taxable Income Joint*          Rate            Tax Bracket   California
    Over               But not over


    $51,088        $63,700         6%              15%             20.1%
    $63,700        $70,920         6%              25%             29.5%
    $70,920        $89,628         8%              25%             31.00%
    $89,628        $195,850        9.3%            28%             34.70%
    $195,850       $349,700        9.3%            33%             39.23%
    Over $349,700                  9.3%            35%             41.05%




*Brackets based on 2007 federal brackets combined with 2007 California brackets.

If your combined federal and state effective rate in 2007 is:

                                  20.1%           29.5%         31%            31.98%          34.7%          39.23%        41.05%

to match these tax-free yields:   Your taxable investment would have to earn the following yield:
2.00%                             2.5%            2.84%         2.90%          2.94%           3.06%          3.29%         3.39%
3.00%                             3.75%           4.26%         4.35%          4.41%           4.59%          4.94%         5.09%
4.00%                             5.01%           5.67%         5.80%          5.88%           6.58%          6.58%         6.78%
5.00%                             6.26%           7.09%         7.25%          7.35%           8.23%          8.23%         8.48%
6.00%                             7.51%           8.51%         8.70%          8.82%           9.87%          9.87%         10.18%
7.00%                             8.76%           9.93%         10.14%         10.29%          11.52%         11.52%        11.87%
8.00%                             10.01%          11.35%        11.59%         11.76%          13.16%         13.16%        13.57%
9.00%                             11.26%          12.77%        13.04%         13.23%          14.81%         14.81%        15.27%

Please note:

1) This chart does not take into consideration any local or city tax rates.

2) The effective state and federal tax rates are calculated using the highest marginal tax rate within the applicable tax bracket.

3) The combined effective tax rate reflects a deduction for state income taxes on the federal return.

4) Taxable income amounts represent taxable income as defined in the Internal Revenue Code. It is assumed that the definition of taxable income is the same under the California personal income tax law; however, California taxable income may vary due to differences in exemptions, itemized deductions, and other items.

                              TRUSTEES AND OFFICERS

The following table presents certain information regarding the Board Members and Officers of the Fund as of February 1, 2008. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) unless otherwise noted, the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Board Member's term of office extends until the next shareholder's meeting called for the purpose of electing such Board Member and until the election and qualification of a successor, or until such Board Member sooner dies, retires, resigns or is removed as provided in the governing documents of the Trust.

The following individuals hold the same position with the Fund and the Trust.

Independent Board Members

-------------------------------------------------------------------------------------------------------------------
Name, Year of Birth,
Position(s) Held with the                                                                        Number of Funds
Trust and Length of Time       Principal Occupation(s) During Past 5 Years and                   in DWS Fund
Served(1)                      Other Directorships Held                                          Complex Overseen
-------------------------------------------------------------------------------------------------------------------
Paul K. Freeman (1950)         Consultant, World Bank/Inter-American Development Bank;                  59
Chairperson since 2007, and    formerly, Project Leader, International Institute for Applied
Board Member, 2002-present     Systems Analysis (1998-2001); Chief Executive Officer, The Eric
                               Group, Inc. (environmental insurance) (1986-1998)
-------------------------------------------------------------------------------------------------------------------
John W. Ballantine (1946)      Retired; formerly, Executive Vice President and Chief Risk               59
Board Member, 1999-present     Management Officer, First Chicago NBD Corporation/The First
                               National Bank of Chicago (1996-1998); Executive Vice President
                               and Head of International Banking (1995-1996). Directorships:
                               Healthways Inc. (provider of disease and care management
                               services); Portland General Electric (utility company);
                               Stockwell Capital Investments PLC (private equity). Former
                               Directorships: First Oak Brook Bancshares, Inc. and Oak Brook
                               Bank
-------------------------------------------------------------------------------------------------------------------
Donald L. Dunaway (1937)       Retired; formerly, Executive Vice President, A. O. Smith                 59
Board Member, 1980-present     Corporation (diversified manufacturer) (1963-1994)
-------------------------------------------------------------------------------------------------------------------
James R. Edgar (1946)          Distinguished Fellow, University of Illinois, Institute of               59
Board Member, 1999-present     Government and Public Affairs (1999-present); formerly,
                               Governor, State of Illinois (1991-1999). Directorships:  John B.
                               Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.;
                               Youbet.com (online wagering platform); Alberto-Culver Company
                               (manufactures, distributes and markets health and beauty care products)
-------------------------------------------------------------------------------------------------------------------
Robert B. Hoffman (1936)       Retired; formerly, Chairman, Harnischfeger Industries, Inc.              59
Board Member, 1981-present     (machinery for the mining and paper industries) (1999-2001);
                               prior thereto, Vice Chairman and Chief Financial Officer,
                               Monsanto Company (agricultural, pharmaceutical and
                               nutritional/food products) (1994-1999). Directorship:  RCP
                               Advisors, LLC (a private equity investment advisory firm)
-------------------------------------------------------------------------------------------------------------------



                                       59

-------------------------------------------------------------------------------------------------------------------
Name, Year of Birth,
Position(s) Held with the                                                                        Number of Funds
Trust and Length of Time       Principal Occupation(s) During Past 5 Years and                   in DWS Fund
Served(1)                      Other Directorships Held                                          Complex Overseen
-------------------------------------------------------------------------------------------------------------------
William McClayton (1944)       Chief Administrative Officer, Diamond Management & Technology            59
Board Member, 2004-present     Consultants, Inc. (global management consulting firm)
                               (2001-present); formerly, Senior Partner, Arthur Andersen LLP
                               (accounting) (1966-2001). Directorship: Board of Managers, YMCA
                               of Metropolitan Chicago. Formerly Trustee, Ravinia Festival
-------------------------------------------------------------------------------------------------------------------
Shirley D. Peterson (1941)     Retired; formerly, President, Hood College (1995-2000); prior            59
Board Member, 1995-present     thereto, Partner, Steptoe & Johnson (law firm); Commissioner,
                               Internal Revenue Service; Assistant Attorney General (Tax), US
                               Department of Justice. Directorships:  Federal Mogul Corp.
                               (supplier of automotive components and subsystems); AK Steel
                               (steel production); Goodyear Tire & Rubber Co.
                               (April 2004-present); Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer,
                               manufacturer and marketer of footwear) (April 2005-present);
                               Trustee, Bryn Mawr College. Former Directorship:  Bethlehem
                               Steel Corp.
-------------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth (1940)      President, Robert H. Wadsworth & Associates, Inc. (consulting           62
Board Member, 2004-present     firm) (1983 to present). Formerly, Trustee of New York Board DWS
                               Funds.
-------------------------------------------------------------------------------------------------------------------

Officers(2)

-------------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position(s) Held with the
Trust and Length of Time       Principal Occupation(s) During Past 5 Years and
Served(1)                      Other Directorships Held
-------------------------------------------------------------------------------------------------------------------
Michael G. Clark(4) (1965)     Managing Director(3), Deutsche Asset Management (2006-present); President of DWS
President, 2006-present        family of funds; Director, ICI Mutual Insurance Company (since October 2007);
                               formerly, Director of Fund Board Relations (2004-2006) and Director of Product
                               Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President
                               Operations, Merrill Lynch Asset Management (1999-2000)
-------------------------------------------------------------------------------------------------------------------
John Millette(5) (1962)        Director(3), Deutsche Asset Management
Vice President, 2008 -
present, Secretary,
2001-present
-------------------------------------------------------------------------------------------------------------------
Paul H. Schubert(4) (1963)     Managing Director(3), Deutsche Asset Management (since July 2004); formerly,
Chief Financial Officer,       Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of
2004-present                   Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS
Treasurer, 2005-present        Global Asset Management (1994-1998)
-------------------------------------------------------------------------------------------------------------------
Patricia DeFilippis(4) (1963)  Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel,
Assistant Secretary,           New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett
2005-present                   & Co. LLC (1998-2003)
-------------------------------------------------------------------------------------------------------------------
Elisa D. Metzger(4) (1962)     Director(3), Deutsche Asset Management (since September 2005); formerly,
Assistant Secretary,           Counsel, Morrison and Foerster LLP (1999-2005)
2005-present
-------------------------------------------------------------------------------------------------------------------
Caroline Pearson(5) (1962)     Managing Director(3), Deutsche Asset Management
Assistant Secretary,
1998-present
-------------------------------------------------------------------------------------------------------------------



                                       60

-------------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position(s) Held with the
Trust and Length of Time       Principal Occupation(s) During Past 5 Years and
Served(1)                      Other Directorships Held
-------------------------------------------------------------------------------------------------------------------
 Paul Antosca(5)               Director(3), Deutsche Asset Management (since 2006); formerly, Vice President,
 (1957)                        The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
 Assistant Treasurer,
 2007-present
-------------------------------------------------------------------------------------------------------------------
 Jack Clark (5) (1967)         Director(3), Deutsche Asset Management (since 2007); formerly, Vice President,
 Assistant Treasurer,          State Street Corporation (2002-2007)
 2008-present
-------------------------------------------------------------------------------------------------------------------
Kathleen Sullivan              Director(3), Deutsche Asset Management
D'Eramo(5) (1957)
Assistant Treasurer,
2003-present
-------------------------------------------------------------------------------------------------------------------
Diane Kenneally(5) (1966)      Director(3), Deutsche Asset Management
Assistant Treasurer,
2008-present
-------------------------------------------------------------------------------------------------------------------
Jason Vazquez(4) (1972)        Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations
Anti-Money Laundering          Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and
Compliance Officer,            Operations Manager for AXA Financial (1999-2004)
2007-present
-------------------------------------------------------------------------------------------------------------------
 Robert Kloby(4) (1962)        Managing Director(3), Deutsche Asset Management (2004-present); formerly, Chief
 Chief Compliance Officer,     Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President,
 2006-present                  The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company
                               (1984-1988)
-------------------------------------------------------------------------------------------------------------------

(1) Length of time served represents the date that each Board Member was first elected to the common Board which oversees a number of investment companies, including the Fund, managed by the Advisor. For the officers of the Fund, length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common Board.

(2) As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Fund within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

(3)      Executive title, not a board directorship.

(4)      Address:  345 Park Avenue, New York, New York 10154.

(5)      Address: Two International Place, Boston, Massachusetts 02110.

Officers' Role with Principal Underwriter:  DWS Scudder Distributors, Inc.

Paul H. Schubert:                        Vice President
Caroline Pearson:                        Secretary
Philip J. Collora:                       Assistant Secretary

Board Members' Responsibilities. The officers of the Trust manage its day-to-day operations under the direction of the Board. The primary responsibility of the Board is to represent the interests of the shareholders of the Fund and to provide oversight of the management of the Fund. All of the Board Members are not "interested persons" of the Advisor.

s
The Board has adopted its own Governance Procedures and Guidelines and has established a number of committees, as described below. For each of the following committees, the Board has adopted a written charter setting forth the committees' responsibilities.

Board Committees. The Board oversees a number of investment companies managed by the Advisor. Information shown below represents meetings held on behalf of all such funds. The common Board has the following committees:

Audit  Committee:  The Audit Committee,  which consists  entirely of Independent
Board Members, makes recommendations regarding the selection of independent registered public accounting firm for the funds, confers with the independent registered public accounting firm regarding the funds' financial statements, the results of audits and related matters, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to its independence. The members of the Audit Committee are William McClayton (Chair), Donald L. Dunaway and Robert B. Hoffman. The Audit Committee held eight (8) meetings during calendar year 2007.

Nominating and Governance Committee: The Nominating and Governance Committee, which consists entirely of Independent Board Members, seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the administration of the funds' Governance Procedures and Guidelines. The members of the Nominating and Governance Committee are Shirley D. Peterson (Chair), James R. Edgar and William McClayton. Shareholders wishing to submit the name of a candidate for consideration as a Board member by the committee should submit their recommendation(s) and resume to the Secretary of the Trust. The Nominating and Governance Committee held six (6) meetings during calendar year 2007.

Contract Review Committee: The Contract Review Committee, which consists entirely of Independent Board Members, oversees the annual contract review process. The members of the Contract Review Committee are Paul K. Freeman (Chair), John W. Ballantine, Donald L. Dunaway, William McClayton and Robert H. Wadsworth. The Contract Review Committee held two (2) meetings during calendar year 2007.

Valuation Committee: The Valuation Committee reviews valuation procedures adopted by the Board, determines fair value of the Fund's securities as needed in accordance with the valuation procedures and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are John W. Ballantine (Chair), Robert H. Wadsworth, Donald L. Dunaway (alternate) and William McClayton (alternate). The Valuation Committee held one (1) meeting during calendar year 2007.

Equity Oversight Committee: The Equity Oversight Committee oversees investment activities of the DWS equity funds overseen by the Board, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Equity Oversight Committee are John W. Ballantine (Chair), James R. Edgar and Robert B. Hoffman. The Equity Oversight Committee held five (5) meetings during calendar year 2007.

Operations Committee: The Operations Committee oversees the operations of the funds, such as reviewing administrative fees and expenses, distribution arrangements, portfolio transaction policies, custody and transfer agency arrangements and shareholder services. Currently, the members of the Operations Committee are Robert H. Wadsworth (Chair), John W. Ballantine and James R. Edgar. The Operations Committee held six (6) meetings during calendar year 2007.

Fixed-Income Oversight Committee: The Fixed-Income Oversight Committee oversees investment activities of the DWS fixed-income funds overseen by the Board, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Fixed-Income Oversight Committee are Donald L. Dunaway (Chair), Shirley D. Peterson and Robert H. Wadsworth. The Fixed-Income Oversight Committee held five (5) meetings during calendar year 2007.

Remuneration. Each Independent Board Member receives an annual base retainer, paid quarterly, and, as applicable, an additional annual fixed fee(s) for serving as committee member, committee chairperson and/or as the

Independent Board chairperson. The Board Members serve as board members of various other funds advised by the Advisor. The Advisor supervises a Fund's investments, pays the compensation and expenses of its personnel who serve as Board Members and officers on behalf of the Fund and receives a management fee for its services.

The Board established a deferred compensation plan for the Independent Board Members ("Deferred Compensation Plan"). Under the Deferred Compensation Plan, the Independent Board Members may defer receipt of all, or a portion, of the compensation they earn for their services to the Fund, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by the Advisor ("Shadow Shares"). Governor Edgar currently has elected to defer at least a portion of his fees. In addition, previously, Mr. Dunaway elected to defer fees that were payable, which are now included under the Deferred Compensation Plan. The equivalent Shadow Shares are reflected below in the table describing the Board Member's share ownership.

Members of the Board who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The Independent Board Members are not entitled to benefits under any fund pension or retirement plan. The following table shows compensation received by each Board Member from the Fund and aggregate compensation from the DWS Fund complex during the calendar year 2007.

                                                            Pension or Retirement
                                 Compensation from             Benefits Accrued         Total Compensation Paid to
Name of                        Tax-Exempt California              as Part of           Board Member from DWS Fund
Board Member                     Money Market Fund              Fund Expenses                   Complex(2)
------------                     -----------------              -------------                   -------
John W. Ballantine                     $2,210                         $0                          $215,000
Donald L. Dunaway                      $2,080                         $0                          $202,500
James R. Edgar(1)                      $1,976                         $0                          $190,000
Paul K. Freeman(3)                     $2,727                         $0                          $265,000
Robert B. Hoffman                      $1,900                         $0                          $185,000
William McClayton(4)                   $2,110                         $0                          $205,000
Shirley D. Peterson                    $1,930                         $0                          $187,500
Robert H. Wadsworth                    $2,110                         $0                          $245,250


(1) Includes deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor in which compensation may be deferred by Governor Edgar. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Fund to Governor Edgar are $20,021.


(2) For each Board Member, except Mr. Wadsworth, total compensation for calendar year 2007 includes compensation, as of December 31, 2007, for service on the boards of 21 trusts/corporations comprised of 59 funds/portfolios. Mr. Wadsworth's total compensation for calendar year 2007 was for service on the boards of 24 trusts/corporations comprised of 62 funds/portfolios.

(3) Aggregate compensation includes $25,000 paid to Dr. Freeman for numerous special meetings of an ad hoc committee of the Board in connection with board consolidation initiatives and $50,000 in annual retainer fees received by Dr. Freeman as Chairperson of the Board, for which he served through December 31, 2007.

(4) Does not include $15,000 to be paid to Mr. McClayton in calendar year 2008 for numerous special meetings of an ad hoc committee of the Board in connection with board consolidation initiatives.

Mr. Freeman, prior to his service as Independent Board Member, served as a board member of certain funds in the Deutsche Bank complex ("DB Funds"). In connection with his resignation and the resignation of certain other board members of the DB Funds on July 30, 2002 (the "Effective Date"), which was part of a restructuring of the boards overseeing the DB Funds, Deutsche Asset Management, Inc. ("DAMI") agreed to recommend, and, if necessary obtain, directors and officers ("D&O") liability insurance coverage for the prior board members, including Mr. Freeman, that is at least as equivalent in scope and amount to the D&O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D&O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer, DeAM reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The D&O policy in effect prior to the Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.

Board Member Fund Ownership. Under the Trust's Governance Procedures and Guidelines, the Independent Board Members have established the expectation that within three years of becoming a Board Member, an Independent Board Member will have invested an amount in those funds he or she oversees (which shall include amounts held under a deferred fee agreement that are valued based on "shadow shares" in such funds) in the aggregate in excess of $150,000. Each interested Board Member is also encouraged to own an amount of shares (based upon their own individual judgment) of those funds that he or she oversees that is suitable for his or her own appropriate investment needs. The following tables set forth each Board Member's share ownership of the Fund and all funds in the DWS Fund complex overseen by each Board Member as of December 31, 2007.


                                             Dollar Range of            Aggregate Dollar Range of Securities
                                           Securities Owned in                      Owned in All
                                          Tax-Exempt California            Funds in the DWS Fund Complex
Name of Board Member                        Money Market Fund                 Overseen by Board Member
--------------------                        -----------------                 ------------------------

John W. Ballantine                                None                           Over $100,000
Donald L. Dunaway*                                None                           Over $100,000
James R. Edgar*                                   None                           Over $100,000
Paul K. Freeman                                   None                           Over $100,000
Robert B. Hoffman                                 None                           Over $100,000
William McClayton                                 None                           Over $100,000
Shirley D. Peterson                               None                           Over $100,000
Robert H. Wadsworth                               None                           Over $100,000

* The dollar range of shares shown includes shadow shares of certain DWS family of funds in which Governor Edgar is deemed to be invested pursuant to the Fund's Deferred Compensation Plan as more fully described above under "Remuneration."

Ownership in Securities of the Advisor and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Board Members and their immediate family members of certain securities as of December 31, 2007. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in the Advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Advisor or principal underwriter of the Fund (including
Deutsche Bank AG).

                                                                                     Value of         Percent of
                                Owner and                                          Securities on     Class on an
Independent                  Relationship to                                       an Aggregate       Aggregate
Board Member                   Board Member         Company      Title of Class        Basis            Basis
------------                   ------------         -------      --------------        -----            -----

John W. Ballantine                                    None
Donald L. Dunaway                                     None
James R. Edgar                                        None
Paul K. Freeman                                       None



                                       64

                                                                                     Value of         Percent of
                                Owner and                                          Securities on     Class on an
Independent                  Relationship to                                       an Aggregate       Aggregate
Board Member                   Board Member         Company      Title of Class        Basis            Basis
------------                   ------------         -------      --------------        -----            -----

Robert B. Hoffman                                     None
William McClayton                                     None
Shirley D. Peterson                                   None
Robert H. Wadsworth                                   None

Securities Beneficially Owned

As of January 8, 2008, all Board Members and Officers of the Fund as a group owned beneficially (as that term is defined is section 13(d) of the Securities
Exchange Act of 1934) less than 1% of the outstanding securities of the Fund.

To the best of the Fund's knowledge, as of January 8, 2008, no person owned of record or beneficially 5% or more of any class of the Fund's outstanding shares, except as noted below:

Name and Address of Investor Ownership                          Shares                      % of Total Shares
--------------------------------------                          ------                      -----------------

LPL FINANCIALSERVICES                                       134,114,337.59                       93.38%
SAN DIEGO CA 92121-1968

Agreement to Indemnify Independent Trustees for Certain Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in certain DWS Funds (the "Affected Funds"), DIMA has agreed to indemnify and hold harmless the Affected Funds ("Fund Indemnification Agreement") against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Affected Funds or DIMA ("Enforcement Actions") or that are the basis for private actions brought by shareholders of the Affected Funds against the Affected Funds, their directors and officers, DIMA and/or certain other parties ("Private Litigation"), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the Affected Funds and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, DIMA has also agreed, subject to applicable law and regulation, to indemnify Messrs. Ballantine, Dunaway, Edgar, Freeman, Hoffman and Ms. Peterson, each of whom is an independent trustee and was a trustee at the time DIMA entered into the Fund Indemnification Agreement (the "Covered Trustees"), against certain liabilities the Covered Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Covered Trustees in connection with any Enforcement Actions or Private Litigation. DIMA is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action which the Affected Funds' Board determines that the Covered Trustees ultimately would not be entitled to indemnification or (2) for any liability of the Covered Trustees to the Affected Funds or their shareholders to which the Covered Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Covered Trustee's duties as a trustee of the Affected Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Covered Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. This undertaking by DIMA will survive the termination of the investment management agreements between DIMA and the Affected Funds.

                                FUND ORGANIZATION

The Fund is an open-end diversified management investment company, organized as a business trust under the laws of Massachusetts on February 25, 1987. The Fund may issue an unlimited number of shares of beneficial interest in one or more series or "Portfolios," all having no par value. While only shares of a single Portfolio are presently being offered, the Board of Trustees may authorize the issuance of additional Portfolios if deemed desirable, each with its own investment objective, policies and restrictions. Since the Fund may offer multiple Portfolios, it is known as a "series company." Shares of a Portfolio have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation of such Portfolio. Shares are fully paid and nonassessable when issued, are transferable without restriction and have no preemptive or conversion rights. The Fund is not required to hold annual shareholders' meetings and does not intend to do so. However, it will hold special meetings as required or deemed desirable for such purposes as electing trustees, changing Fundamental policies or approving an investment management agreement. Subject to the Agreement and Declaration of Trust of the Fund, shareholders may remove trustees. If shares of more than one Portfolio are outstanding, shareholders will vote by Portfolio and not in the aggregate except when voting in the aggregate is required under the 1940 Act, such as for the election of trustees.

Organizational Description

The Trustees have the authority to create additional funds and to designate the relative rights and preferences as between the different funds. The Trustees also may authorize the division of shares of the Fund into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the SAI and in the Fund's prospectus. Each share has equal rights with each other share of the same class of the Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Trustees may also terminate any fund or class by notice to the shareholders without shareholder approval.

The Fund generally is not required to hold meetings of its shareholders. Under the Agreement and Declaration of Trust of the Fund, as amended, ("Declaration of Trust"), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which approval by shareholders is required by the 1940 Act; (c) any termination or reorganization of the Fund or a class to the extent and as provided in the Declaration of Trust; (d) certain material amendments of the Declaration of Trust (such as other than amendments changing the name of the Trust, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Fund, or any registration of the Fund with the SEC or as the trustees may consider necessary or desirable. Shareholders also vote upon changes in Fundamental investment policies or restrictions.

The Declaration of Trust provides that obligations of the Fund are not binding upon the Trustees individually but only upon the property of the Fund, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that the Fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Fund. However, nothing in the Declaration of Trust protects or indemnifies a Trustee or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of the Fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Fund's Trustees. Moreover, the Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund may be covered by insurance. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the Fund itself is unable to meet its obligations.

Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed.

Any Trustee may be removed for cause at any time by written instrument, signed by at least a majority of the number of Trustees prior to such removal, specifying the date upon which such removal shall become effective. Any Trustee may be removed with or without cause (i) by the vote of the shareholders entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the mater voting together without regard to series or class at any meeting called for such purpose, or (ii) by a written consent filed with the custodian of the Fund's portfolio securities and executed by the shareholders entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter voting together without regard to series or class. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate shares constituting at least one percent of the outstanding shares of the Fund, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting to consider removal of a Trustee and accompanied by a form of communication and request that they wish to transmit, the Trustees will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act.

                             PROXY VOTING GUIDELINES

The Fund has delegated proxy voting responsibilities to the Advisor, subject to the Board's general oversight. The Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Fund's best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines") for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the Advisor and its affiliates, including the Fund's principal underwriter. The Guidelines set forth the Advisor's general position on various proposals, such as:

o Shareholder Rights -- The Advisor generally votes against proposals that restrict shareholder rights.

o Corporate Governance -- The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The Advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside boards of directors. The Advisor generally votes against proposals that require a company to appoint a Chairman who is an independent director.

o Anti-Takeover Matters -- The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

o Compensation Matters -- The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor's criteria.

o Routine Matters -- The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as the Advisor or principal underwriter ("affiliated investment companies"). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the Advisor's general voting positions on various proposals, the Advisor may, consistent with the Funds' best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management's views are not determinative.

As mentioned above, the Policies  describe the way in which the Advisor resolves
conflicts  of  interest.  To  resolve  conflicts,   the  advisor,  under  normal
circumstances, votes proxies in accordance with its Guidelines.

If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the SEC's Web site at www.sec.gov or by visiting our Web site at: dws-scudder.com (click on "proxy voting" at the bottom of the page).

                              FINANCIAL STATEMENTS

The financial statements together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the Fund dated September 30, 2007 are incorporated herein by reference and are hereby deemed to be a part of this Statement of Additional Information.

                             ADDITIONAL INFORMATION

The CUSIP number of the Fund is 876934-1000.

The Fund has a fiscal year end of September 30.

Many of the investment changes in the Fund will be made at prices different from those prevailing at the time they may be reflected in a regular report to shareholders of the Fund. These transactions will reflect investment decisions made by the Advisor in light of the Fund's investment objective and policies, its other portfolio holdings and tax considerations, and should not be construed as recommendations for similar action by other investors.

The Fund's prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement which the Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby. This Registration Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

                             RATINGS OF INVESTMENTS

Standard & Poor's Corporation Bond Ratings

AAA. Debt rated AAA had the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC and C. Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI. The rating CI is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Moody's Investors Service, Inc. Bond Ratings

AAA. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Long-Term Debt Ratings

AAA. Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA. Very high credit quality. "AA"` ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A. High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB. Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB. Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B. Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, D. Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization

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process.  Entities  rated  "DD"  and  "D"  are  generally  undergoing  a  formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

Fitch Short-Term Debt Ratings

F1. Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2. Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3.  Fair  credit  quality.   The  capacity  for  timely  payment  of  financial
commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B. Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D. Default. Denotes actual or imminent payment default.

Commercial Paper Ratings

Commercial paper rated by Standard & Poor's Ratings Services ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1 or A-2.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's Investors Service, Inc. ("Moody's"). Among the factors considered by it in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1 or 2.


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Municipal Notes

Moody's: The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the "best quality". Notes rated "MIG 2" or "VMIG 2" are of "high quality," with margins or protection "ample although not as large as in the preceding group". Notes rated "MIG 3" or "VMIG 3" are of "favorable quality," with all security elements accounted for but lacking the strength of the preceding grades.

S&P: The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest". Notes issued with "overwhelming safety characteristics" will be rated "SP-1+". The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

Fitch: The highest ratings for state and municipal short-term obligations are "F-1+," "F-1," and "F-2."


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